QUALIVEST FUNDS
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035



                               SEPTEMBER 15, 1997


Dear Qualivest Shareholder:


     On behalf of the Board of Trustees of Qualivest Funds ("Qualivest"), we are pleased to invite you to a special meeting of shareholders on October 31, 1997 (the "Meeting"), that has been called to consider matters that are important to you. At the Meeting, you will be asked to consider (1) the approval of an interim advisory agreement with First Bank National Association ("FBNA"), which became effective on August 1, 1997 (when U.S. Bancorp merged with First Bank System, Inc., as discussed below), and (2) a proposed reorganization of three funds of Qualivest (the "Qualivest Portfolios") into three corresponding funds of First American Funds, Inc. ("FAF") (the "FAF Funds"). FBNA currently acts as the investment adviser to the FAF Funds.


     As a result of the merger of U.S. Bancorp and First Bank System, Inc., representatives of U.S. Bancorp and First Bank System, Inc. recommended to the Board of Trustees of Qualivest that the Trustees consider and approve combining the Qualivest Portfolios with the FAF Funds. This recommendation was made because the representatives of the two banking institutions believed that combining the Qualivest Portfolios and the FAF Funds would offer a number of potential benefits to the shareholders of the two mutual fund groups.

     QUALIVEST'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE BOTH THE INTERIM ADVISORY AGREEMENT AND THE PROPOSED REORGANIZATION.

     BACKGROUND. On August 1, 1997, U.S. Bancorp, the ultimate parent company of Qualivest Capital Management, Inc. ("Qualivest Capital"), merged with First Bank System, Inc. ("FBS"), the parent company of FBNA, and the name of FBS was changed to U.S. Bancorp. By law, this merger resulted in the automatic termination of the Qualivest Portfolios' then current investment advisory agreement with Qualivest Capital. Because a number of Qualivest investment personnel were expected to leave the employ of Qualivest Capital as a result of the merger, Qualivest's Board of Trustees approved an interim investment advisory agreement with FBNA, effective August 1, 1997, in order to provide, to the extent practicable, continuity of management and to avoid harm to the Qualivest Portfolios. At the upcoming meeting, you will be asked to ratify and approve this interim advisory agreement, including the receipt of investment advisory fees by FBNA for the period from August 1, 1997 forward.


     In addition, at the upcoming meeting, you will be asked to approve a reorganization of your Qualivest Portfolio into a corresponding FAF Fund. Each FAF Fund is a series of FAF, an open-end investment company advised by FBNA. If all approvals are obtained, the Qualivest Portfolios are expected to be reorganized into the corresponding FAF Funds on or about November 21, 1997, when your Qualivest Portfolio shares will be exchanged for shares of the corresponding FAF Fund of equal value. Shareholders of the ten other investment portfolios of Qualivest (Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, Intermediate Bond Fund, Diversified Bond Fund, International Opportunities Fund, Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund and Allocated Aggressive Fund) are being asked to approve the reorganizations of such portfolios into investment portfolios of First American Investment Funds, Inc. and First American Strategy Funds, Inc. These proposed reorganizations are covered by two additional sets of proxy materials. The reorganization that you are being asked to approve should benefit shareholders by:


     * facilitating investment management, administration and marketing by combining the Qualivest Portfolios and the FAF Funds;

     *    improving efficiency, including the potential for economies of scale;

     *    eliminating duplicative costs; and

     * making available to shareholders a greater number of investment portfolio options.


                                                                          QUAL-1

     In considering these matters, you should note:

     *    IDENTICAL TERMS AND FEES
          The terms of the interim advisory agreement with FBNA are substantially identical to the terms of the Qualivest Portfolios' previous advisory agreement with Qualivest Capital. The fee rates are unchanged.


     *    SUBSTANTIALLY SIMILAR OBJECTIVES AND POLICIES
          One of the three Qualivest Portfolios will merge into a new FAF Fund that has been created for purposes of the merger, and the remaining two Qualivest Portfolios will merge into operating FAF Funds. The objectives and policies of each FAF Fund are generally similar to those of its corresponding Qualivest Portfolio. There are some differences, however, which are discussed in the enclosed Combined Proxy Statement/Prospectus, and you should consider these differences carefully.

     *    SIMILAR ACCESS ARRANGEMENTS
          You will enjoy access to the FAF Funds through distribution, transaction and shareholder servicing arrangements that are substantially similar to the Qualivest Portfolios' current arrangements.

     *    SAME VALUE OF SHARES
          The total value of the FAF Fund shares that you receive in the reorganization will be the same as the total value of the Qualivest Portfolio shares that you hold immediately before the reorganization.

     *    LOWER OPERATING EXPENSE RATIOS
          The annual fund operating expense ratio (after waivers) for the corresponding FAF Fund after the reorganization is expected to be less than the annual fund operating expense ratio of your Qualivest Portfolio through at least September 30, 1998, except for Class Y shares of U.S. Treasury Money Market Fund.

     The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in more than one Qualivest Portfolio, more than one Proxy Ballot accompanies these proxy materials. You will receive additional proxy materials if you are a shareholder of one or more of the ten other investment portfolios of Qualivest.

     YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE.


     The interim investment advisory arrangements with FBNA, the proposed reorganization and the reasons for the Qualivest Board of Trustees' recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the new investment advisory arrangements or the reorganization, please do not hesitate to call First American Funds Investor Services toll free at 1-800-637-2548.


                                        Very truly yours,



                                        /s/ Irimga McKay
                                        Irimga McKay
                                        President

                                 QUALIVEST FUNDS
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035



                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                         TO BE HELD ON OCTOBER 31, 1997


     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of U.S. Treasury Money Market Fund, Tax-Free Money Market Fund and Money Market Fund (each a "Qualivest Portfolio"), series of QUALIVEST FUNDS ("Qualivest"), will be held at the offices of SEI Investments Management Corporation, Oaks, Pennsylvania, 19456 on October 31, 1997, at 10:00 A.M. Eastern Time for the purpose of considering and voting upon:


     1. A proposal to ratify and approve an interim investment advisory agreement between Qualivest, on behalf of each Qualivest Portfolio, and First Bank National Association ("FBNA") and the receipt of investment advisory fees by FBNA for the period from August 1, 1997 forward.

     2. A proposal to approve an Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of each Qualivest Portfolio to a corresponding fund of First American Funds, Inc. ("FAF") in exchange for shares of designated classes of the corresponding FAF fund.

     3. Such other business as may properly come before the Special Meeting or any adjournment(s).

     The proposals are described in the attached Combined Proxy
Statement/Prospectus. YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.


     Shareholders of record as of the close of business on September 2, 1997 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.


     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE QUALIVEST BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO QUALIVEST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.


                                        Gregory T. Maddox
                                        Secretary


September 15, 1997

                       COMBINED PROXY STATEMENT/PROSPECTUS
                            DATED SEPTEMBER 15, 1997


                                 QUALIVEST FUNDS
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                                 1-800-743-8637



                           FIRST AMERICAN FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548


     This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Qualivest Funds ("Qualivest") in connection with a Special Meeting of Shareholders of U.S. Treasury Money Market Fund, Tax-Free Money Market Fund and Money Market Fund (the "Qualivest Portfolios" or the "Portfolios") to be held at 10:00 A.M. Eastern Time on October 31, 1997 at the offices of SEI Investments Management Corporation, Oaks, Pennsylvania, 19456. At the meeting, shareholders will be asked (i) to ratify and approve an interim investment advisory agreement with First Bank National Association ("FBNA") and the receipt of investment advisory fees by FBNA for the period from August 1, 1997 forward, and (ii) to approve a proposed Agreement and Plan of Reorganization dated August 1, 1997 (the "Reorganization Agreement") between Qualivest and First American Funds, Inc. ("FAF"). Copies of the interim investment advisory agreement and the Reorganization Agreement are attached as Appendices I and III, respectively.


     Qualivest and FAF are open-end management investment companies (mutual funds) that offer their shares in a number of different investment portfolios, or "funds." The Reorganization Agreement provides for the transfer of the assets and liabilities of the three Qualivest Portfolios to corresponding investment portfolios of FAF (the "FAF Funds" or the "Funds") in exchange for shares of designated classes of the FAF Funds having an equal aggregate value (the "Reorganization"). As a result of the Reorganization, shareholders of the Qualivest Portfolios will become shareholders of the FAF Funds. Table I, under "Information Relating to the Proposed Reorganization-Description of the Reorganization Agreement," shows each class of each Qualivest Portfolio and the corresponding class of each corresponding FAF Fund. It also has been proposed that the ten other investment portfolios of Qualivest (Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, Intermediate Bond Fund, Diversified Bond Fund, International Opportunities Fund, Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund and Allocated Aggressive
Fund) be reorganized into investment portfolios of First American Investment Funds, Inc. or First American Strategy Funds, Inc. These proposed reorganizations are not covered by this Combined Proxy Statement/Prospectus.

     This Combined Proxy Statement/Prospectus sets forth concisely the information that a Qualivest Portfolio shareholder should know before voting, and should be retained for future reference. For shareholders of the Qualivest Portfolios that will be reorganized into the FAF Treasury Obligations Fund and Prime Obligations Fund (the "Existing FAF Funds"), this Combined Proxy Statement/Prospectus is accompanied by the following additional documents: (i) the 1996 Annual Report and the 1997 Semi-Annual Report for the Existing FAF Funds and (ii) the current Prospectus(es) for the Existing FAF Funds, each dated January 31, 1997, as supplemented through the date hereof. There is no Annual or Semi-Annual Report or Prospectus for the FAF Tax Free Obligations Fund (the "New FAF Fund"), which has been created for purposes of the reorganization and has not yet commenced operations, or a Prospectus for the Class A shares of the FAF Treasury Obligations Fund, which shares are being offered for the first time pursuant to the Reorganization. However, information regarding the Class A and Class C shares of the New FAF Fund and the Class A shares of the FAF Treasury Obligations Fund is set forth in the preliminary prospectuses, which are attached hereto as Appendix VIII and Appendix IX. Additional information relating to this Combined Proxy Statement/Prospectus is set forth in the Statement of Additional Information, dated the date hereof, which is incorporated herein by reference, and in the Prospectuses dated December 1, 1996, as supplemented through the date hereof, for the Qualivest Portfolios. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing Qualivest or FAF at the respective telephone numbers or addresses stated above. The information contained in the Existing FAF Fund Prospectuses and the Prospectuses for the Qualivest Portfolios is incorporated by reference into this Combined Proxy Statement/Prospectus.

     This Combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about September 15, 1997.


     THE SECURITIES OF THE FAF FUNDS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY QUALIVEST, FAF OR THEIR RESPECTIVE ADVISERS AND DISTRIBUTORS.

     SHARES OF QUALIVEST AND FAF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FIRST BANK NATIONAL ASSOCIATION, THE UNITED STATES NATIONAL BANK OF OREGON OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     An investment in an FAF Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the FAF Funds will be able to maintain a stable net asset value of $1.00 per share.

                               TABLE OF CONTENTS


SUMMARY ......................................................................     5
 Interim Advisory Agreement ..................................................     5
 Qualivest Board Considerations ..............................................     6
 Proposed Reorganization .....................................................     6
 Overview of FAF and Qualivest ...............................................     6
 Qualivest and FAF Board Considerations ......................................     7
 Voting Information ..........................................................     8

PRINCIPAL RISK FACTORS .......................................................     8
 Common Risks ................................................................     8

INFORMATION RELATING TO THE INTERIM ADVISORY AGREEMENT .......................     9
 The Merger of U.S. Bancorp into First Bank System, Inc. .....................     9
 The Interim Advisory Agreement ..............................................    10
 Information About FBNA ......................................................    11
 Payments to FBNA Affiliates .................................................    12
 Affiliated Broker Commissions ...............................................    12
 Section 15(f) of the 1940 Act ...............................................    12
 Approval of Qualivest's Board of Trustees ...................................    12

INFORMATION RELATING TO THE PROPOSED REORGANIZATION ..........................    13
 Description of the Reorganization Agreement .................................    14
 Table I - Portfolios and Corresponding Funds ................................    14
 Qualivest Board Considerations ..............................................    15
 Capitalization ..............................................................    16
 Table II - Pro Forma Capitalization (as of June 30, 1997) ...................    17
 Federal Income Tax Treatment ................................................    18

COMPARISON OF FAF AND QUALIVEST ..............................................    19
 Investment Objectives and Policies ..........................................    19
 Investment Advisory Fees and Total Expense Ratios ...........................    19
 Table III - Investment Advisory And Total Expense Information ...............    20
 FAF Funds' Investment Advisory Agreement ....................................    20
 Information About FBNA and Other Service Providers ..........................    20
 Share Structure .............................................................    21
 Distribution Plans ..........................................................    22
 Shareholder Transactions and Services .......................................    23

INFORMATION RELATING TO VOTING MATTERS .......................................    23
 General Information .........................................................    23
 Shareholder and Board Approvals .............................................    23
 Table IV(A) - Qualivest Portfolios - 5% Ownership as of September 2, 1997        24
 Table IV(B) - FAF Funds - 5% Ownership as of September 2, 1997 ..............    26
 Quorum ......................................................................    27
 Annual Meetings .............................................................    27
 Interests of Certain Persons ................................................    28

ADDITIONAL INFORMATION ABOUT FAF .............................................    28

ADDITIONAL INFORMATION ABOUT QUALIVEST .......................................    28

FINANCIAL STATEMENTS .........................................................    28

OTHER BUSINESS ...............................................................    29

SHAREHOLDER INQUIRIES ........................................................    29

APPENDICES     I    - INTERIM FIRST BANK NATIONAL ASSOCIATION INVESTMENT
                      ADVISORY AGREEMENT
               II   - PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF FIRST
                      BANK NATIONAL ASSOCIATION
              III   - AGREEMENT AND PLAN OF REORGANIZATION
               IV   - COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
                      RESTRICTIONS
               V    - EXPENSE SUMMARIES
               VI   - COMPARISON OF QUALIVEST AND FAF ADVISORY
                      AGREEMENTS
              VII   - SHAREHOLDER TRANSACTIONS AND SERVICES
             VIII   - PROSPECTUS OF TAX FREE OBLIGATIONS FUND AND
                      TREASURY OBLIGATIONS FUND - RETAIL CLASS SHARES
               IX   - PROSPECTUS OF TAX FREE OBLIGATIONS - INSTITUTIONAL
                      CLASS SHARES

                                    SUMMARY

     The following is a summary of certain information relating to the interim investment advisory agreement and the proposed Reorganization, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Qualivest Portfolios and the FAF Funds, and the Appendices attached hereto.

     INTERIM ADVISORY AGREEMENT. On August 1, 1997, pursuant to an Agreement and Plan of Merger, U.S. Bancorp merged with and into First Bank System, Inc. ("FBS") and the name of FBS was changed to U.S. Bancorp ("New U.S. Bancorp") (the "Holding Company Merger"). As a result of the Holding Company Merger, Qualivest Capital Management, Inc. ("Qualivest Capital"), the investment adviser to the Qualivest Portfolios at that time, became an indirect wholly-owned subsidiary of FBS. In accordance with the terms of the then current investment advisory agreement between Qualivest Capital and Qualivest, on behalf of the Qualivest Portfolios (the "Old Advisory Agreement"), and consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), this change in control of Qualivest Capital resulted in the automatic and immediate termination of the Old Advisory Agreement.

     To better ensure that the Holding Company Merger and this automatic termination would not disrupt the investment advisory services provided to the Qualivest Portfolios, Qualivest, Qualivest Capital and FBNA obtained an exemptive order from the SEC (the "Order") permitting FBNA to act as investment adviser to the Qualivest Portfolios after the termination of the Old Advisory Agreement, but prior to obtaining shareholder approval, under a new, interim investment advisory agreement with Qualivest on behalf of the Portfolios (the "Interim Advisory Agreement"). In accordance with the Order, the Interim Advisory Agreement is subject to ratification and approval by the shareholders of the Qualivest Portfolios at a meeting to be held within 120 days after August 1, 1997 (the "Interim Period").

     The Trustees of Qualivest now are proposing that the shareholders of each Qualivest Portfolio ratify and approve the Interim Advisory Agreement. The Interim Advisory Agreement became effective on August 1, 1997, the effective date of the Holding Company Merger. Pending the ratification and approval of the Interim Advisory Agreement, all fees payable under the Agreement are being held in escrow. Any escrowed fees relating to a Qualivest Portfolio will be received by FBNA only if the Interim Advisory Agreement is ratified and approved by the shareholders of such Qualivest Portfolio.


     The terms of the Interim Advisory Agreement are substantially identical to the terms of the Old Advisory Agreement, except for (i) the change in the investment adviser, (ii) the effective date, (iii) the termination date, and
(iv) inclusion of a provision requiring that all fees payable by each Qualivest Portfolio under the Interim Advisory Agreement be held in escrow until the Agreement is approved by such Portfolio's Shareholders. The advisory fee rates payable under the Interim Advisory Agreement are identical to those previously payable under the Old Advisory Agreement. A description of FBNA, the Interim Advisory Agreement and the services provided by FBNA thereunder is set forth below under the heading Information Relating to the "Interim Advisory Agreement." A copy of the Interim Advisory Agreement is attached to this Combined Proxy Statement/Prospectus as Appendix I. The description of the Interim Advisory Agreement is qualified in its entirety by reference to the copy of the Interim Advisory Agreement attached hereto.

     If ratified and approved, the Interim Advisory Agreement will continue in effect with respect to the Qualivest Portfolios either (i) for successive one year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about November 21, 1997) (the "Closing"), whichever occurs earlier. It is expected that after the Closing, FBNA will serve as investment adviser to each of the FAF Funds. In the event that the Interim Advisory Agreement is not ratified and approved with respect to a Qualivest Portfolio, the fees held in escrow with respect to that Portfolio will be returned to the Portfolio, and Qualivest's Board of Trustees will consider what actions should be taken with respect to management of the assets of the Qualivest Portfolio until a new investment advisory agreement is approved by the shareholders of the Portfolio or the Reorganization occurs.

     QUALIVEST BOARD CONSIDERATIONS. In approving the Interim Advisory Agreement and recommending its ratification and approval to the shareholders of the Qualivest Portfolios, Qualivest's Board of Trustees reviewed the qualifications of FBNA to serve as investment adviser to the Qualivest Portfolios and considered that a number of Qualivest investment personnel could leave the employ of Qualivest Capital as a result of the Holding Company Merger. In light of this fact, the board determined that doubt existed as to whether the remaining personnel of Qualivest Capital, acting alone, would be able to provide the appropriate scope and quality of advisory services to the Qualivest portfolios following the Holding Company Merger. It was proposed that certain Qualivest investment personnel would become employees of FBNA at the effective date of the Holding Company Merger and that FBNA would then assume management of the Qualivest portfolios pursuant to the Interim Advisory Agreement. The Board of Trustees determined that this arrangement would serve Qualivest shareholders better than any available alternatives. The Board also considered, among other things, that the provisions of the Interim Advisory Agreement were substantially similar, and advisory fee rates were exactly the same, as those of the Old Advisory Agreement. See "Information Relating to the Interim Advisory Agreement - Approval of Qualivest's Board of Trustees." QUALIVEST'S BOARD OF TRUSTEES RECOMMENDS THAT QUALIVEST SHAREHOLDERS RATIFY AND APPROVE THE INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY FBNA FOR THE PERIOD FROM AUGUST 1, 1997 FORWARD.

     PROPOSED REORGANIZATION. The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of each of the three Qualivest Portfolios to FAF in exchange for shares of designated classes of the corresponding FAF Funds; and (ii) the distribution of these FAF Fund shares to the shareholders of the Qualivest Portfolios in liquidation of the Qualivest Portfolios. The Reorganization is subject to a number of conditions with respect to each Qualivest Portfolio, including the shareholder approvals described below. Following the Reorganization (and the reorganization of the ten other investment portfolios of Qualivest into investment portfolios of First American Investment Funds, Inc. and First American Strategy Funds, Inc.), it is contemplated that there will be a winding up of Qualivest's affairs, including the deregistration of Qualivest as an investment company under the 1940 Act.

     As a result of the proposed Reorganization, each shareholder of a Qualivest Portfolio will become a shareholder of the corresponding FAF Fund and will hold, immediately after the Closing, shares of the designated class of the corresponding FAF Fund having a total value equal to the total value of the shares of the Qualivest Portfolio the shareholder holds immediately before the Closing. Table I, under "Information Relating to the Proposed Reorganization - Description of the Reorganization Agreement," shows each class of each Qualivest Portfolio and the corresponding class of each corresponding FAF Fund.

     The Reorganization Agreement provides that the Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of both Qualivest and FAF, among other reasons. For further information, see "Information Relating to the Proposed Reorganization."

     OVERVIEW OF FAF AND QUALIVEST. The investment objectives, policies and restrictions of the Qualivest Portfolios are, in general, similar to those of their corresponding FAF Funds. Each Fund is subject to the restrictions of Rule 2a-7 of the 1940 Act. There are, however, differences. The FAF Prime Obligations Fund may engage in repurchase agreements, purchase credit enhanced agreements, purchase securities on a when-issued or delayed delivery basis, and lend securities from its portfolio, whereas the Qualivest Money Market Fund may engage in repurchase agreements, purchase securities on a when-issued or delayed delivery basis and enter reverse repurchase agreements, but it may not lend securities from its portfolios.

     Besides investing in short-term U.S. Treasury obligations, the Qualivest U.S. Treasury Money Market Fund may invest up to 35% of its total assets in other types of money market instruments including short-term asset-backed and mortgage-related securities, bankers' acceptances, certificates of deposits and time deposits, commercial paper, securities issued by other money market investment companies, debt obligations with remaining maturities of 397 calendar days or less, taxable obligations issued by municipalities, Guaranteed Investment Contracts, repurchase and reverse repurchase agreements and dollar roll agreements. The FAF Treasury Obligations Fund invests only in U.S. Treasury Obligations and repurchase and reverse repurchase agreements related to such securities.

     Additional information is provided below under "Comparison of FAF and Qualivest - Investment Objectives and Policies" and in Appendix IV to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives and certain significant investment policies and limitations of the FAF Funds and the Qualivest Portfolios.


     As discussed under "Comparison of FAF and Qualivest - Investment Advisory Fees and Total Expense Ratios," FBNA currently serves as the investment adviser to each Existing FAF Fund, and will serve as the investment adviser to the New FAF Fund. Table III thereunder shows the investment advisory fees paid by the Qualivest Portfolios during their latest fiscal year and the investment advisory fees that would be paid after consummation of the Reorganization. Table III also shows that in all cases, except with respect to the Class Y shares of Qualivest U.S. Treasury Money Market Fund, the overall expense ratios of the FAF Funds, after waivers, are expected to be less than the overall expense ratios of the corresponding Qualivest Portfolios. In addition, in this regard, FBNA has agreed that for the period commencing on the Closing and continuing until September 30, 1998, FBNA will waive fees and reimburse expenses to the FAF Funds to the extent necessary to maintain overall total Fund operating expense ratios at the pro forma expense levels provided in Table
III. The Qualivest Portfolios and FAF Funds have different administrators, distributors, transfer agents, independent auditors and trustees/directors, as discussed under "Comparison of FAF and Qualivest - Information about FBNA and Other Service Providers." Appendix V to this Combined Proxy Statement/Prospectus provides additional information about the fees and expenses for each of the FAF Funds and corresponding Qualivest Portfolios.


     As discussed under "Comparison of FAF and Qualivest - Share Structure," the FAF Funds will issue Class A shares and Class C shares in connection with the Reorganization. The FAF Funds also offer Class B shares (with respect to the Prime Obligations Fund only) and Class D shares. Class A shares of the FAF Funds are sold to the general public as well as to customers of banks and other institutions. Class B shares are only available pursuant to an exchange from a mutual fund in the First American family of funds that assesses a contingent deferred sales charge. Class A shares are sold at a net asset value without any front-end or contingent deferred sales charge. Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge if sold during the first six years after purchase. In addition, Class B shares are subject to higher Rule 12b-1 fees than the Class A shares. Class C shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares are offered at net asset value without any front-end or contingent deferred sales charge and are not subject to any Rule 12b-1 fees. Class D shares are offered to corporations and certain governmental entities. Such shares are offered at net asset value without any front-end or contingent deferred sales charge, but are subject to Rule 12b-1 fees. Rule 12b-1 fees for the Class C and D shares are lower than those for the Class A and B shares. Each of the Qualivest Portfolios offers Class A, Class Q and Class Y shares. Similar to FAF Class A shares, Class A shares of the Qualivest Funds are sold to the general public as well as to customers of banks and other institutions and are sold at a net asset value without any front-end or contingent deferred sales charge, but are subject to Rule 12b-1 fees. Class Y shares of the Qualivest Portfolios are similar to Class C shares of the FAF Funds. Such shares are offered at net asset value without any front-end or contingent deferred sales charge and are not subject to any Rule 12b-1 fees. Class Q shares of the Qualivest Portfolios are offered at net asset value without any front-end or contingent deferred sales charge. In addition, Class Q shares are subject to Rule 12b-1 fees, which are less than the Rule 12b-1 fees for Class A shares. However, Qualivest Money Market Fund currently is not paying any Rule 12b-1 fees with respect to its Class Q shares.

     With certain exceptions, the purchase, redemption, dividend and other policies and procedures of the FAF Funds and the Qualivest Portfolios are generally similar. Additional information concerning these policies and procedures for the Qualivest Portfolios and the FAF Funds is discussed further under "Comparison of FAF and Qualivest - Shareholder Transactions and Services" and in Appendix VII to this Combined Proxy Statement/Prospectus.

     QUALIVEST AND FAF BOARD CONSIDERATIONS. In reviewing the proposed Reorganization, the Boards of Qualivest and FAF considered, among other things:
(i) the terms and conditions of the Reorganization

Agreement, including provisions intended to avoid the dilution of shareholder interests; (ii) the investment management capabilities of FBNA; (iii) the systems capabilities of FBNA to provide shareholder servicing, reporting and systems integration with related bank programs for Qualivest Portfolio shareholders; (iv) the similarity of the distribution channels used by the FAF Funds and the Qualivest Portfolios; (v) the investment objectives, policies and limitations of the Portfolios and the Funds; (vi) the historical investment performance of the Portfolios and the Funds; (vii) the historical and projected operating expenses of the Portfolios and the Funds; and (viii) the anticipated tax treatment of the Reorganization. See "Information Relating to the Proposed Reorganization - Board Considerations."

     Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of Qualivest and the Board of Directors of FAF, including all of the members of each Board who are not interested persons, as that term is defined in the 1940 Act, of Qualivest or FAF, have determined that the proposed Reorganization is in the best interests of the shareholders of each Qualivest Portfolio and each FAF Fund, respectively, and that the interests of the shareholders of the respective Portfolios and Funds will not be diluted as a result of the Reorganization. QUALIVEST'S BOARD OF TRUSTEES RECOMMENDS THAT THE QUALIVEST SHAREHOLDERS APPROVE THE REORGANIZATION AGREEMENT.


     VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by Qualivest's Board of Trustees for a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation, Oaks, Pennsylvania, 19456 on October 31, 1997 at 10:00 A.M. Eastern Time. (This special meeting and any adjournment(s) thereof are referred to as the "Meeting.") Only shareholders of record at the close of business on September 2, 1997 will be entitled to vote at the Meeting. Shares are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to Qualivest a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy. For additional information, including a description of the shareholder votes required for approval of the Interim Advisory Agreements and the Reorganization Agreement, see "Information Relating to Voting Matters."



                             PRINCIPAL RISK FACTORS

     COMMON RISKS. Because of the similarities of the investment objectives, policies and restrictions of the Qualivest Portfolios and their corresponding FAF Funds, management believes that an investment in an FAF Fund involves risks that are generally similar to those of the corresponding Qualivest Portfolio. The Funds and Portfolios are each subject to the investment restrictions of Rule 2a-7 under the 1940 Act. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by each Fund or Portfolio be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations in one of the two highest categories for short-term debt obligations.

     The Funds and Portfolios have elected to operate under the provisions of Rule 2a-7 in order to maintain a constant price of $1.00 per share. Operating under these provisions helps to minimize any price fluctuations that might result from rising or declining interest rates. However, there is no assurance that the Funds or the Portfolios will be able to maintain a stable net asset value of $1.00 per share. All money market instruments, including United States Government securities, can change in value when interest rates or an issuer's creditworthiness changes. The value of the securities in the portfolios of the Funds and the Portfolios can be expected to vary inversely with changes in prevailing interest rates, with the amount of such variation depending primarily upon the period of time remaining to maturity of the security. If the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations.

     The securities in which the Funds and Portfolios invest may not yield as high a level of current income as longer term or lower grade securities. These other securities, however, may have less stability of principal, be less liquid, and fluctuate more in value than the securities in which the Funds and the Portfolios invest.

     The Qualivest Portfolios and the FAF Funds other than Treasury Obligations Fund may purchase securities of foreign branches of domestic banks, foreign banks and United States branches of foreign banks. As a result, such Portfolios and Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the Fund or Portfolio. Additionally, there may be less public information available about foreign banks and their branches.

     OTHER. The Portfolios and Funds may engage in certain investment techniques to the extent set forth in their respective prospectuses. These techniques include entering into repurchase agreements, reverse repurchase agreements and dollar roll agreements (the Qualivest Portfolios only), purchasing securities on a when-issued or delayed-delivery basis and lending portfolio securities (the FAF Funds only). These techniques involve certain risks, as described in the prospectuses for the Existing FAF Funds and the Qualivest Portfolios which are incorporated by reference in this Combined Proxy Statement/Prospectus, and in the preliminary prospectuses for the Class A and Class C Shares of the New FAF Fund and the Class A Shares of the FAF Treasury Obligations Fund which are attached to this Combined Proxy Statement/Prospectus as Appendix VIII and Appendix IX.


             INFORMATION RELATING TO THE INTERIM ADVISORY AGREEMENT

     THE MERGER OF U.S. BANCORP INTO FIRST BANK SYSTEM, INC. On August 1, 1997, pursuant to an Agreement and Plan of Merger, U.S. Bancorp merged with and into FBS and the name of FBS was changed to U.S. Bancorp ("New U.S. Bancorp"). As a result of this Holding Company Merger, Qualivest Capital, the investment adviser to the Qualivest Portfolios, became an indirect wholly-owned subsidiary of New U.S. Bancorp. In accordance with the terms of the Old Advisory Agreement and consistent with the requirements of the 1940 Act, this change in control of Qualivest Capital resulted in the automatic and immediate termination of the Old Advisory Agreement. The Old Advisory Agreement, dated July 29, 1994, was adopted by the sole shareholder of each Qualivest Portfolio prior to commencement of operations, and was last approved by the Qualivest Board of Trustees on June 17, 1997. Table III, under "Comparison of FAF and Qualivest - Investment Advisory Fees and Total Expense Ratios," shows for their latest fiscal year the advisory fees actually paid to Qualivest Capital by the Qualivest Portfolios after waivers, the effective rate of such payments and the contractual rate that Qualivest Capital was entitled to receive.


     To better ensure that this automatic termination would not disrupt the investment advisory services provided to the Qualivest Portfolios, Qualivest, Qualivest Capital and FBNA filed an exemptive application with the SEC on May 12, 1997 and an amendment on June 12, 1997. This application requested that the SEC permit FBNA to act as investment adviser to the Qualivest Portfolios after the termination of the Old Advisory Agreement, but prior to obtaining the approval of the shareholders of the Qualivest Portfolios of the Interim Advisory Agreement. In this connection, this application also requested that the SEC permit FBNA to receive fees during the Interim Period from each Qualivest Portfolio, under the Interim Advisory Agreement, subject to approval by Qualivest's shareholders at a meeting to be held no later than November 21, 1997. In connection with this application, FBNA agreed to take steps to ensure that the scope and quality of the investment advisory services will be the same during the Interim Period as previously provided to Qualivest by Qualivest Capital. The requested Order was granted by the SEC on July 29, 1997.

     THE INTERIM ADVISORY AGREEMENT. As a result of the automatic termination of the Old Advisory Agreement as described above, the Trustees are proposing that the shareholders of the Qualivest Portfolios ratify and approve the Interim Advisory Agreement. The Interim Advisory Agreement became effective on August 1, 1997, the effective time of the Holding Company Merger. Pending such ratification and approval, in accordance with the conditions of the Order, all fees payable by the Qualivest Portfolios under the Interim Advisory Agreement are being held in escrow. Such escrowed fees attributable to a Qualivest Portfolio will be received by FBNA only if the Interim Advisory Agreement is ratified and approved by the shareholders of such Portfolio. If ratified and approved, the Interim Advisory Agreement will continue in effect for successive one year terms, subject to certain annual approval requirements, or until the Closing (which, subject to various conditions described herein, is expected to occur on or about November 21, 1997), whichever occurs earlier. In the event the Interim Advisory Agreement is not ratified and approved with respect to a Qualivest Portfolio, in accordance with the conditions of the Order, the escrowed fees payable by that Portfolio will be returned to the Portfolio and Qualivest's Board of Trustees will consider what actions should be taken with respect to management of the assets of the Qualivest Portfolio until a new investment advisory agreement is approved by the shareholders of the Portfolio or the Reorganization occurs.


     As more fully described below, the terms of the Interim Advisory Agreement are substantially identical to the terms of the Old Advisory Agreement, except for (i) the change in the investment adviser, (ii) the effective date and (iii) the termination date and (iv) inclusion of a provision requiring that all fees payable by each Qualivest Portfolio under the Interim Advisory Agreement be held in escrow until the Agreement is approved by such Portfolio's shareholders. The advisory fee rates payable under the Interim Advisory Agreement are identical to those payable under the Old Advisory Agreement. A copy of the Interim Advisory Agreement is attached to this Combined Proxy Statement/Prospectus as Appendix I.

     Pursuant to the Interim Advisory Agreement, FBNA agrees to provide, subject to the supervision of Qualivest's Board of Trustees, a continuous investment program for the Qualivest Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios. FBNA will determine from time to time what securities and other investments will be purchased, retained or sold by Qualivest with respect to the Portfolios, and will provide the services under the Interim Advisory Agreement in accordance with each Portfolio's investment objectives, policies and restrictions. Responsibilities under the Interim Advisory Agreement also include placing or causing to be placed orders for the Portfolios, either directly with the issuer or with any broker or dealer; maintaining books and records with respect to each Qualivest Portfolio's securities transactions; providing to Qualivest's Board of Trustees such periodic and special reports as the Board may request; and using its best efforts to obtain and provide to Qualivest's fund accountant price information with respect to any security held by a Portfolio, when requested to do so by the Qualivest's accountant. The Interim Advisory Agreement provides that FBNA will pay its own expenses incurred in connection with its activities under the Interim Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Portfolios.

     Pursuant to the Interim Advisory Agreement, FBNA agrees that in placing orders with brokers and dealers it will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. The Interim Advisory Agreement authorizes FBNA, consistent with such obligation and to the extent permitted by the 1940 Act, to purchase and sell portfolio securities to and from brokers and dealers who provide FBNA with research advice and other services when the execution and price offered by two or more brokers or dealers are comparable. Such research advice might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by FBNA and does not reduce the advisory fees payable to FBNA by the Qualivest Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which FBNA exercises investment discretion. Conversely, a Qualivest Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other investment company or account.

     Portfolio securities will not be purchased from or sold to FBNA, Qualivest's distributor or any affiliated person (as defined in the 1940 Act) of the foregoing companies except to the extent permitted by an SEC exemptive order or by applicable law. FBNA may, however, cause the Qualivest Portfolios to pay brokerage commissions to an affiliate of FBNA or of Qualivest's distributor on securities acquired by the Qualivest Portfolios.

     The Interim Advisory Agreement provides that FBNA will not be liable for any error of judgment or mistake of law or for any loss suffered by Qualivest in connection with the performance of the Interim Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on FBNA's part in the performance of its duties or from reckless disregard by FBNA of its obligations and duties under the Interim Advisory Agreement. Qualivest agrees in the Interim Advisory Agreement to indemnify FBNA to the full extent permitted by Qualivest's Declaration of Trust.

     The Interim Advisory Agreement provides that, unless sooner terminated, it will continue in effect with respect to the Qualivest Portfolios for an initial period of 120 days and thereafter for successive annual terms, provided that such successive terms are specifically approved at least annually (a) by a vote of a majority of those members of Qualivest's Board of Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board of Trustees of Qualivest or, with respect to a particular Qualivest Portfolio, a vote of a majority of the outstanding shares of such Portfolio.

     The Interim Advisory Agreement provides that it will terminate immediately in the event of its assignment and that it is terminable with respect to a Qualivest Portfolio at any time without penalty by Qualivest (either by vote of the Trustees or by vote of a majority of the outstanding shares of such Portfolio), or by FBNA, on 60 days' written notice. To the extent required by the 1940 Act, the Interim Advisory Agreement may not be amended as to a Qualivest Portfolio without the approval of the shareholders of such Portfolio.

     INFORMATION ABOUT FBNA. FBNA is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds and others for over 75 years. FBNA acts as the investment adviser to the Qualivest Portfolios through its First Asset Management group. FBNA is a subsidiary of New U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota.

     In addition to serving as the investment adviser to the Qualivest Portfolios, FBNA acts as the investment advisor to a number of other mutual funds, including the following series of FAF that have investment objectives similar to those of one or more of the Qualivest Portfolios. FBNA is entitled to receive advisory fees from such series as follows:

                                                                                  CURRENT
                                                               CONTRACTUAL       ADVISORY
                                          NET ASSETS AS OF      ADVISORY         FEE RATE
NAME OF FAF SERIES                         JUNE 30, 1997        FEE RATE       AFTER WAIVERS
---------------------------------------   ------------------   -------------   ---------------
   Government Obligations Fund   ......    $1,175,274,283         0.40%            0.32%
   Prime Obligations Fund  ............    $3,766,294,049         0.40%            0.31%
   Treasury Obligations Fund  .........    $3,727,459,707         0.40%            0.30%

     As of June 30, 1997, FBNA was managing accounts with an aggregate value of approximately $42 billion, including mutual fund assets in excess of $14 billion. FBNA's main offices are located at 601 Second Avenue South, Minneapolis, Minnesota 55480. Appendix II identifies the principal executive officer and the directors of FBNA.

     No officer or Trustee of Qualivest is an officer, employee, director, general partner or shareholder of FBNA or any of its affiliates. In addition, no Trustee of Qualivest has any material interest in any material transaction in which FBNA or its affiliates is a party.

     PAYMENTS TO FBNA AFFILIATES. Entities which, as a result of the Holding Company Merger, are affiliates of FBNA have served as custodian for all Qualivest Portfolios during the fiscal year ended July 31, 1996 and have received fees pursuant to certain distribution and shareholder service plans that have been in effect during such year. The table below sets forth the amounts of the payments made to such affiliates by the Qualivest Portfolios.

                                                               DISTRIBUTION AND SHAREHOLDER
QUALIVEST PORTFOLIO                           CUSTODY FEES          SERVICE PLAN FEES
-------------------------------------------   --------------   ------------------------------
   U.S. Treasury Money Market Fund   ......      $ 33,876                $  409,266
   Tax-Free Money Market Fund  ............      $ 11,228                $  144,983
   Money Market Fund  .....................      $120,160                $1,141,269

     It is expected that affiliates of FBNA will continue to receive custody, distribution and shareholder servicing fees from the Qualivest Portfolios until the Reorganization.

     AFFILIATED BROKER COMMISSIONS. During the fiscal year ended July 31, 1996, the Qualivest Portfolios paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated as an affiliated broker as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

     SECTION 15(f) OF THE 1940 ACT. FBNA has agreed to use its best efforts to meet the requirements for the statutory exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitute a "change in control" of the adviser. The statutory exemption under Section 15(f) is available provided two conditions are satisfied: (1) for a three-year period following the transaction, Qualivest or its successor (which, assuming the Reorganization is consummated, may include FAF) maintains a Board of Trustees or Directors at least 75% of whose members are not "interested persons," as that term is defined in the 1940 Act, of the predecessor or successor investment adviser (the "75% Standard"), and (2) no "unfair burden" is imposed on Qualivest as a result of the transaction. As defined in the 1940 Act, an "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than fees for bona fide principal underwriting services provided to the investment company). No such prohibited compensation arrangements are contemplated in connection with either the Holding Company Merger or the Reorganization.

     APPROVAL OF QUALIVEST'S BOARD OF TRUSTEES. As described above, the Old Advisory Agreement that was previously in effect for the Qualivest Portfolios automatically terminated on August 1, 1997 as a result of the Holding Company Merger. In anticipation of this termination, and in order to minimize any potential disruption of the advisory services provided to the Qualivest Portfolios, on May 8, 1997 the Qualivest Board of Trustees authorized the filing of the exemptive application described above with the SEC in order to permit FBNA to act as investment adviser to the Qualivest Portfolios on and after August 1, 1997 but prior to obtaining shareholder approval. At such meeting the Board concluded that retaining FBNA would be the most appropriate means for the Qualivest Portfolios to receive after the Holding Company Merger advisory services of comparable scope and quality to the services they received before such Merger. In addition, at such meeting, Qualivest's Board of Trustees, including all of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of Qualivest or FBNA (the "Non-Interested Trustees"), approved the Interim Advisory Agreement with FBNA that became effective upon the consummation of the Holding Company Merger on August 1, 1997. If approved by shareholders at the Meeting, this agreement will continue in effect for the remainder of the Interim Period and terminate, with respect to the Qualivest Portfolios, upon the consummation of the Reorganization, at which point it will no longer be needed since all Qualivest Portfolios will have been combined with FAF Funds.

     In considering whether to approve the Interim Advisory Agreement and submit it to shareholders for their approval, the Board of Trustees considered that a number of Qualivest investment personnel were expected to leave the employ of Qualivest Capital by or shortly after the effective date of the Holding Company Merger. In light of this, the Board of Trustees determined that doubt existed whether the remaining personnel of Qualivest Capital, acting alone, would be able to provide an appropriate scope and quality of advisory services to the Qualivest Portfolios after the Holding Company Merger. Accordingly, it was necessary for the Board to consider arrangements that would avoid the harm to the Portfolios that would result if Qualivest Capital's services proved to be inadequate following the Holding Company Merger. In order to provide, to the extent practicable, continuity of portfolio management and to avoid harm to the Portfolios, FBNA proposed that certain Qualivest investment personnel become employees of FBNA at the effective date of the Holding Company Merger. These individuals, together with the large and experienced group of investment professionals already employed by FBNA, then would assume management of the Portfolios at the effective date of the Holding Company Merger pursuant to the Interim Advisory Agreement.

     The Board of Trustees determined that entering into the Interim Advisory Agreement with FBNA would serve Portfolio shareholders better than any available alternatives, in that it would (i) provide that the Portfolios would, to the extent possible under the circumstances, continue to be managed by the same individuals who managed them prior to the Holding Company Merger; (ii) ensure that, to the extent portfolio managers of the Qualivest Portfolios departed Qualivest Capital, the affected Portfolios would be managed after the Holding Company Merger by a group of investment professionals which the Board had determined could provide the appropriate scope and quality of advisory services; and (iii) avoid the need for the Board to consider on an emergency, AD HOC basis how to proceed if and to the extent additional portfolio managers decided to leave Qualivest Capital.

     The Board of Trustees also considered the following factors: (i) FBNA's representations that it would provide investment advisory and other services to the Qualivest Portfolios of a scope and quality comparable, in the Board's judgment, to the scope and quality of services previously provided to the Portfolios by Qualivest Capital; (ii) the substantially similar terms and conditions contained in the Interim Advisory Agreement as compared to the Old Advisory Agreement; and (iii) FBNA's representation that in the event of any material change in personnel providing services under the Interim Advisory Agreement during the Interim Period, the Board of Trustees of Qualivest would be consulted for the purpose of assuring themselves that the services provided would not be diminished in scope or quality.

     Based on the foregoing factors, the Trustees concluded that approval of the Interim Advisory Agreement was in the best interests of the Qualivest Portfolios and their shareholders. The Board of Trustees further concluded that entering into the Interim Advisory Agreement would be appropriate and fair considering that (i) the fees to be paid, and the services to be provided therefor, would be unchanged from the Old Advisory Agreement; (ii) the fees would be maintained in an interest-bearing escrow account until payment was approved or disapproved by shareholders of the Qualivest Portfolios; (iii) because of the relatively short period for the consummation of the Holding Company Merger, there was insufficient time to seek prior shareholder approval of the Interim Advisory Agreement; and (iv) the non-payment of investment advisory fees during the Interim Period would be an unduly harsh result to FBNA in view of the services provided by FBNA to the Qualivest Portfolios, and the expenses incurred in connection with such services, under the Interim Advisory Agreement.

     Each Qualivest Portfolio will vote separately on a portfolio-by-portfolio basis with respect to the approval of the Interim Advisory Agreement. QUALIVEST'S BOARD OF TRUSTEES RECOMMENDS THAT QUALIVEST SHAREHOLDERS RATIFY AND APPROVE THE INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY FBNA FOR THE PERIOD FROM AUGUST 1, 1997 FORWARD.


               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

     The terms and conditions of the Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix III to this Combined Proxy Statement/Prospectus.

     DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that at the Closing the assets and liabilities of the Qualivest Portfolios will be transferred to corresponding FAF Funds in exchange for full and fractional shares of the FAF Funds as shown in the following table.


                                     TABLE I
                       PORTFOLIOS AND CORRESPONDING FUNDS


        QUALIVEST PORTFOLIO/SHARE CLASS       CORRESPONDING FAF FUND/SHARE CLASS
        ---------------------------------     ----------------------------------
        U.S. Treasury Money Market Fund -     Treasury Obligations Fund -
          Class A Shares                        Class A Shares
          Class Q Shares                        Class C Shares
          Class Y Shares                        Class C Shares
        Tax-Free Money Market Fund -          Tax Free Obligations Fund -
          Class A Shares                        Class A Shares
          Class Q Shares                        Class C Shares
          Class Y Shares                        Class C Shares
        Money Market Fund -                   Prime Obligations Fund -
          Class A Shares                        Class A Shares
          Class Q Shares                        Class C Shares
          Class Y Shares                        Class C Shares


     The shares issued by each FAF Fund in the Reorganization will have an aggregate value equal to the aggregate value of the shares of the respective Qualivest Portfolio that are outstanding immediately before the Closing. Immediately after the Closing, the Qualivest Portfolios will distribute the shares of the FAF Funds received in the Reorganization to their shareholders in liquidation of the Qualivest Portfolios. Each shareholder owning shares of a particular Qualivest Portfolio at the Closing will receive shares of the designated class of the corresponding FAF Fund (as specified in the foregoing table) of equal value, and will receive any unpaid dividends or distributions that were declared before the Closing on their Qualivest Portfolio shares. FAF will establish an account for each former shareholder of the Qualivest Portfolios reflecting the appropriate number of FAF Fund shares distributed to the shareholder. These accounts will be identical to the accounts currently maintained by Qualivest for each shareholder. Shares of the FAF Funds are in uncertificated form.

     Upon completion of the Reorganization, all outstanding shares of the Qualivest Portfolios will be redeemed and canceled in exchange for shares of the FAF Funds distributed. Thereafter, assuming that the ten investment portfolios Qualivest that are not parties to the Reorganization have been reorganized into investment portfolios of First American Investment Funds, Inc. or First American Strategy Funds, Inc., Qualivest will wind up its affairs and be deregistered as an investment company under the 1940 Act. The stock transfer books of the Qualivest Portfolios will be permanently closed as of the Closing. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the FAF Funds distributed to the former shareholders of the Qualivest Portfolios.


     The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement by Qualivest Portfolio shareholders; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of counsel to FAF that the FAF Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing will be effective on November 21, 1997 or such other date as agreed to by the parties. The Reorganization Agreement also provides that if the difference between the per share net asset value of a Qualivest Portfolio and its corresponding FAF Fund equals or exceeds $.0025 at the close of business on the day preceding the time at which the Reorganization is to be effective, as computed using the market values of such portfolios' assets, either party may postpone the Closing with respect to such portfolios until such time as the per share difference is less than $.0025.

     FBNA has undertaken to bear any Reorganization expenses incurred by the Qualivest Portfolios and FAF Funds, including the costs associated with this Combined Proxy Statement/Prospectus and the Meeting, but not including share registration expenses.

     The Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of both Qualivest and FAF, or by either Qualivest or FAF if determined by the Board of Trustees or Directors that proceeding with the Reorganization is inadvisable. The Reorganization Agreement provides further that at any time before or (to the extent permitted by law) after approval of the agreement by the shareholders of Qualivest (i) the parties may, by written agreement authorized by their respective Boards of Trustees/Directors and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Trustees/Directors of the waiving party with or without the approval of such party's shareholders).

     QUALIVEST BOARD CONSIDERATIONS. At its May 8, 1997 meeting at which the Interim Advisory Agreement described above was approved, the Qualivest Board of Trustees was advised that FBNA was also considering the possibility of consolidating the Qualivest Portfolios with the FAF Funds following the Holding Company Merger. Following that meeting, FBNA provided information requested by the Board relating to the possible consolidation of the two fund groups. This information was reviewed in detail by the independent trustees of Qualivest at a meeting held on June 16, 1997 and by the full Qualivest Board of Trustees at a meeting held June 17, 1997, at which the proposal that the Qualivest Portfolios be reorganized into the FAF Funds, as set forth in the Reorganization Agreement, was approved by the Board of Trustees of Qualivest.

     During its deliberations, Qualivest's Board of Trustees (with the advice and assistance of independent counsel) reviewed, among other things: (i) the potential effect of the Reorganization on the shareholders of the Qualivest Portfolios; (ii) the investment management capabilities of FBNA; (iii) the systems capabilities of FBNA to provide shareholder servicing, reporting and systems integration with related bank programs for Qualivest Portfolio shareholders; (iv) the similarity of the distribution channels used by the FAF Funds and the Qualivest Portfolios; (v) the investment advisory and other fees paid by the FAF Funds, and the historical and projected expense ratios of the FAF Funds as compared to those of the Qualivest Portfolios; (vi) the potential economies of scale that may result from the Reorganization given the fact that each of the Existing FAF Funds is larger than its corresponding Qualivest Portfolio; (vii) the expected cost-savings for certain of the Qualivest Portfolios as a result of the Reorganization; (viii) the investment objectives, policies and limitations of the FAF Funds and their relative compatibility with those of the Qualivest Portfolios as discussed further in this Combined Proxy Statement/Prospectus; (ix) the historical investment performance records of the Qualivest Portfolios and the Existing FAF Funds; (x) the terms and conditions of the Reorganization Agreement, including those provisions that were intended to avoid dilution of the interests of Qualivest's shareholders; (xi) the sales load structure applicable to the FAF Funds as compared to the sales loads applicable to the Qualivest Portfolios; (xii) the greater number of investment portfolio options that would be available to shareholders after the Reorganization; and (xiii) the anticipated tax treatment of the Reorganization for the respective Qualivest Portfolios and their shareholders.

     In connection with the foregoing, Qualivest's Board of Trustees noted that FAF had undertaken to create the New FAF Fund that has an investment objective and investment policies similar to those of the corresponding Qualivest Portfolio.

     Qualivest's Board of Trustees also noted FBNA's offer to pay the expenses incurred by Qualivest and FAF in connection with the Reorganization and to continue, at FBNA's expense, the Board of Trustees' liability coverage currently carried by Qualivest. In addition, Qualivest's Board of Trustees considered FBNA's written commitment that it would waive fees and reimburse expenses to the extent necessary so that after the Closing and until September 30, 1998, the total fund operating expense ratios of the FAF Funds (excluding interest, taxes, brokerage commissions, litigation expenses and extraordinary expenses) do not exceed the pro forma expense ratios set forth in Appendix V to this Combined Proxy Statement/Prospectus. These ordinary operating expense ratios are lower than those currently applicable to the respective Qualivest Portfolios, other than the Class Y shares of Qualivest U.S. Treasury Money Market Fund. FBNA has also committed that, from October 1, 1998 through September 30, 1999, it will waive fees and reimburse expenses to the extent necessary so that no FAF Fund will have total fund operating expense ratios in excess of those currently applicable to its corresponding Qualivest Portfolio (other than Qualivest U.S. Treasury Money Market Fund), as set forth in Appendix V. With respect to the Qualivest U.S. Treasury Money Market Fund, FBNA has committed to maintain the total fund operating expense ratio of the Class A and Class C Shares of the corresponding FAF Treasury Obligations Fund at 0.70% and 0.45% (annualized), respectively, through September 30, 1999. The current total operating expense ratios of the Class A, Class Q and Class Y shares of the U.S. Treasury Money Market Fund are 0.72%, 0.51% and 0.31%, respectively. In considering this commitment, Qualivest's Board of Trustees noted that the investment advisory fee for the Qualivest U.S. Treasury Money Market Fund was currently being waived; that without this waiver the annualized total fund operating expense ratio of the Qualivest U.S. Treasury Money Market Fund would be approximately 1.07%, 0.86% and 0.66% for Class A, Class Q and Class Y Shares, respectively; and that, in the absence of the Reorganization, this waiver could be terminated at any time after July 31, 1997.


     After consideration of all of the factors described above, the Qualivest Board of Trustees determined that the Reorganization Agreement was in the best interests of the shareholders of each Qualivest Portfolio, and that the interests of the shareholders of the respective Portfolios would not be diluted as a result of the Reorganization.

     BISYS Fund Services has asserted that consummation of the Reorganization would cause certain amounts to become payable to it under so-called "liquidated damages" clauses in administration and fund accounting agreements with Qualivest, as well as under the terms of Qualivest's transfer agency agreement. New U.S. Bancorp has agreed to indemnify and hold Qualivest, FAF, and their respective shareholders harmless against any amount which is finally determined in judicial or agreed-upon alternative dispute resolution proceedings, or agreed by New U.S. Bancorp, BISYS and Qualivest, to be payable under such agreements. Accordingly, if any amount is found or agreed to be payable under such agreements, shareholders of Qualivest and FAF will not bear such expenses.


     CAPITALIZATION. Two of the Qualivest Portfolios will be reorganized into the two Existing FAF Funds, and one of the Qualivest Portfolios will be reorganized into a Fund that is being created by FAF and will have nominal assets and liabilities at the Closing. The following table sets forth, as of June 30, 1997, (i) the capitalization of each of the two Qualivest Portfolios that will be reorganized into Existing FAF Funds; (ii) the capitalization of each of the corresponding Existing FAF Funds involved; and (iii) the pro forma capitalization of each of the Existing FAF Funds as adjusted to give effect to the Reorganization of the foregoing Portfolios. The capitalization of each Qualivest Portfolio and Existing FAF Fund is likely to be different at the Closing as a result of daily share purchase and redemption activity in the Portfolios and the Funds as well as the effects of the Portfolios' and the Funds' other ongoing operations. Because the other Qualivest Portfolio is to be reorganized into the New FAF Fund, which will have nominal assets and liabilities before the Reorganization, information on the capitalization of the other Portfolio and Fund is not presented.

                                    TABLE II
                 PRO FORMA CAPITALIZATION (AS OF JUNE 30, 1997)

QUALIVEST U.S. TREASURY MONEY MARKET FUND/FAF TREASURY OBLIGATIONS FUND


                                       QUALIVEST
                                       PORTFOLIO          FAF FUND          PRO FORMA
                                      --------------   ----------------   ----------------
Class A Shares(1)
 Net assets .......................   $113,810,823                  -     $  113,810,823
 Net asset value per share ........   $       1.00                  -     $         1.00
 Shares outstanding ...............    113,810,788                  -        113,810,788
Class Q Shares(3)(4)
 Net assets .......................   $ 29,811,506                  -                  -
 Net asset value per share ........   $       1.00                  -                  -
 Shares outstanding ...............     29,811,495                  -                  -
Institutional Class Shares(5)
 Net assets .......................   $  3,770,827     $  803,349,310     $  836,931,643
 Net asset value per share ........   $       1.00     $         1.00     $         1.00
 Shares outstanding ...............      3,770,827        803,344,558        836,926,880
Class D (Corporate Trust) Shares(2)
 Net assets .......................              -     $2,924,110,396     $2,924,110,396
 Net asset value per share ........              -     $         1.00     $         1.00
 Shares outstanding ...............              -      2,924,071,431      2,924,071,431
Total Net Assets ..................   $147,393,156     $3,727,459,706     $3,874,852,862


------------------
(1) The FAF Treasury Obligations Fund will offer Class A shares for the first time pursuant to the Reorganization.
(2)  Not offered by Qualivest.

(3)  Not offered by FAF.
(4) Pursuant to the Reorganization, Qualivest Class Q Shares will be converted into Class C Shares of FAF.
(5)  Class Y Shares of Qualivest, Class C Shares of FAF.


       QUALIVEST TAX-FREE MONEY MARKET FUND/FAF TAX FREE OBLIGATIONS FUND



                                       QUALIVEST
                                       PORTFOLIO      FAF FUND(1)      PRO FORMA
                                      -------------   -------------   -------------
Class A Shares
 Net assets .......................   $31,868,060          $0         $36,517,809
 Net asset value per share ........   $      1.00          $0         $      1.00
 Shares outsanding ................    31,867,446           0          36,517,295
Class Q Shares(2)
 Net assets .......................   $ 4,649,749           -                   -
 Net asset value per share ........   $      1.00           -                   -
 Shares outstanding ...............     4,649,849           -                   -
Institutional Class Shares
 Net assets .......................   $ 1,784,095          $0         $ 1,784,095
 Net asset value per share ........   $      1.00          $0         $      1.00
 Shares outstanding ...............     1,784,138           0           1,784,138
Class D (Corporate Trust) Shares(3)
 Net assets .......................             -          $0         $         0
 Net asset value per share ........             -          $0         $      1.00
 Shares outstanding ...............             -           0
Total Net Assets ..................   $38,301,904          $0         $38,301,904



------------------
(1) The FAF Tax Free Obligations Fund is being created for purposes of the Reorganization and prior to the Reorganization has zero net assets.
(2) Pursuant to the Reorganization, Class Q Shares of Qualivest will be converted into Class C Shares of FAF.
(3)  Not offered by Qualivest, but offered by FAF after the Reorganization.

QUALIVEST MONEY MARKET FUND/FAF PRIME OBLIGATIONS FUND


                                       QUALIVEST
                                       PORTFOLIO          FAF FUND          PRO FORMA
                                      --------------   ----------------   ----------------
Class A Shares
 Net assets .......................   $252,850,511     $  175,014,654     $  427,865,165
 Net asset value per share ........   $       1.00     $         1.00     $         1.00
 Shares outstanding ...............    252,851,873        175,014,138        427,866,011
Class B Shares(1)
 Net assets .......................              -     $    2,027,894     $    2,027,894
 Net asset value per share ........              -     $         1.00     $         1.00
 Shares outstanding ...............              -          2,030,132          2,030,132
Class Q Shares(2)(3)
 Net assets .......................   $146,758,320                  -                  -
 Net asset value per share ........   $       1.00                  -                  -
 Shares outstanding ...............    146,756,400                  -                  -
Institutional Class Shares(4)
 Net assets .......................   $160,652,622     $3,365,419,716     $3,672,830,658
 Net asset value per share ........   $       1.00     $         1.00     $         1.00
 Shares outstanding ...............    160,652,622      3,365,414,347      3,672,823,737
Class D (Corporate Trust) Shares(1)
 Net assets .......................              -     $  223,831,785     $  223,831,785
 Net asset value per share ........              -     $         1.00     $         1.00
 Shares outstanding ...............              -        223,830,864        223,830,864
Total Net Assets ..................   $560,261,453     $3,766,294,049     $4,326,555,502


------------------
(1)  Not offered by Qualivest.

(2)  Not offered by FAF.

(3) Pursuant to the Reorganization, Qualivest Class Q Shares will be converted into Class C shares of FAF.

(4)  Class Y Shares of Qualivest, Class C Shares of FAF.


     FEDERAL INCOME TAX TREATMENT. Consummation of the Reorganization with respect to each Qualivest Portfolio is subject to the condition that Qualivest and FAF receive an opinion from Dorsey & Whitney LLP, counsel to FAF, to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each Qualivest Portfolio to its corresponding FAF Fund in exchange for shares of the FAF Fund and the distribution of these FAF shares to shareholders of the Qualivest Portfolio, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no income, gain or loss will be recognized by the Qualivest Portfolios as a result of these transactions; (iii) no income, gain or loss will be recognized by the FAF Funds as a result of these transactions; (iv) no income, gain or loss will be recognized by the shareholders of each Qualivest Portfolio on the distribution to them of shares of the corresponding FAF Fund in exchange for their shares of the Qualivest Portfolio (but shareholders of a Qualivest Portfolio subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Qualivest Portfolio which are distributed by such Qualivest Portfolio prior to the Closing); (v) the tax basis of FAF Fund shares received by a shareholder of a Qualivest Portfolio will be the same as the tax basis of the shareholder's Qualivest Portfolio shares immediately before the Reorganization; (vi) the tax basis to each FAF Fund of the assets of the corresponding Qualivest Portfolio received pursuant to the Reorganization will be the same as the tax basis of the assets in the hands of the Qualivest Portfolio immediately before the Reorganization; (vii) a shareholder's holding period for FAF Fund shares will be determined by including the period for which the shareholder held the Qualivest Portfolio shares exchanged therefor, provided the shareholder held the Qualivest Portfolio shares as a capital asset; (viii) each FAF Fund's holding period with respect to the assets received in the Reorganization will include the period for which the assets were held by the corresponding Qualivest Portfolio, provided that each corresponding Qualivest Portfolio held such Portfolio assets as capital assets; and (ix) each FAF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Qualivest Portfolios immediately before the Reorganization.

     FAF and Qualivest have not sought, and do not intend to seek, a ruling from the Internal Revenue Service ("IRS") concerning the tax treatment of the Reorganization. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders may wish to consult their own tax advisors concerning the potential tax consequences to them, including state and local income tax consequences.


                         COMPARISON OF FAF AND QUALIVEST

     INVESTMENT OBJECTIVES AND POLICIES. The investment objectives, policies and restrictions of the FAF Funds are, in general, similar to those of the Qualivest Portfolios. There are, however, certain differences, as noted above under "Summary - Overview of FAF and Qualivest." Other differences in the investment objectives, and in certain significant investment policies and restrictions, are discussed in Appendix IV to this Combined Proxy Statement/Prospectus.

     Additional information with respect to the investment policies and restrictions of the two Existing FAF Funds and of the Qualivest Portfolios is included in their respective Prospectuses, which have been incorporated herein by reference. Additional information with respect to the investment policies and restrictions of the FAF Tax Free Obligations Fund is included in the preliminary prospectuses for the Class A and Class C Shares of such Fund attached as Appendix VIII and Appendix IX to this Combined Proxy Statement/Prospectus.

     INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS. Currently, FBNA serves as the investment adviser for each of the Existing FAF Funds, and, after the Reorganization, FBNA will serve as the investment adviser to the New FAF Fund, at the fee rates stated in Table III below. FBNA is also providing investment advisory services to the Qualivest Portfolios under the Interim Advisory Agreement.

     Table III shows (i) the advisory fees in dollars actually paid by the Qualivest Portfolios for their latest fiscal year after waivers; (ii) the effective rate of advisory fees for the Qualivest Portfolios for their latest fiscal year after waivers; (iii) the current contractual advisory fee rates payable with respect to the Qualivest Portfolios; (iv) the post-Reorganization contractual advisory fees payable with respect to the corresponding FAF Funds;
(v) the current total expense ratio of the Qualivest Portfolios after waivers; and (vi) the pro forma total expense ratio of the corresponding FAF Funds based upon the fee arrangements, including waivers and reimbursements, that will be in place upon consummation of the Reorganization. All fee rates are annualized, and are computed daily and payable monthly based on a Portfolio's or Fund's average daily net assets. Table III shows that while the contractual investment advisory fee rates of the FAF Funds are higher than the contractual rates for the corresponding Qualivest Portfolios, in all cases except with respect to the Class Y shares of Qualivest U.S. Treasury Money Market Fund, the total expense ratios of the FAF Funds, after waivers, are expected to be less than the total expense ratios of the corresponding Qualivest Portfolios. In this regard, FBNA has agreed that for the period commencing on the Closing and continuing until September 30, 1998 (September 30, 1999 with respect to FAF Tax Free Obligations
Fund), FBNA will waive fees and reimburse expenses to the FAF Funds to the extent necessary to maintain the total expense ratios at the pro forma expense levels provided in Table III. In addition, FBNA has agreed that, from October 1, 1998 through September 30, 1999, it will waive fees and reimburse expenses to the extent necessary so that no FAF Fund (other than FAF Tax Free Obligations Fund) will have ordinary expense ratios in excess of those currently applicable to its corresponding Qualivest Portfolio as set forth in Appendix V. Detailed pro forma expense information for each proposed reorganization is included in Appendix V to this Combined Proxy Statement/Prospectus.

                                    TABLE III
              INVESTMENT ADVISORY AND TOTAL EXPENSE INFORMATION(1)



                                                    EFFECTIVE RATE
                                ADVISORY FEES        OF ADVISORY          CURRENT
                               FOR FISCAL YEAR   FEES FOR FISCAL YEAR   CONTRACTUAL
                                ENDED 7/31/96       ENDED 7/31/96        ADVISORY
NAME OF QUALIVEST PORTFOLIO    (AFTER WAIVERS)     (AFTER WAIVERS)       FEE RATE
----------------------------- ----------------- ---------------------- -------------
Qualivest Money                  $1,401,855             0.25%              0.35%
Market
Fund



Qualivest U. S.                  $  395,220             0.00%              0.35%
Treasury Money
Market Fund



Qualivest Tax-Free               $  130,991             0.00%              0.35%
Money Market Fund


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                   POST-
                               REORGANIZATION     CURRENT TOTAL         PRO FORMA
                                CONTRACTUAL       FUND OPERATING     FUND OPERATING
                                  ADVISORY           EXPENSES           EXPENSES
NAME OF QUALIVEST PORTFOLIO       FEE RATE      (AFTER WAIVERS)(2)   (AFTER WAIVERS)
----------------------------- ---------------- -------------------- -----------------
Qualivest Money                    0.40%              0.91%               0.70%
Market                                              (Class A)           (Class A)
Fund                                                  0.51%               0.45%
                                                    (Class Q)           (Class C)
                                                      0.51%               0.45%
                                                    (Class Y)           (Class C)
Qualivest U. S.                    0.40%              0.72%               0.70%
Treasury Money                                      (Class A)           (Class A)
Market Fund                                           0.51%               0.45
                                                    (Class Q)           (Class C)
                                                      0.31%               0.45
                                                    (Class Y)           (Class C)
Qualivest Tax-Free                 0.40%              0.89%               0.70%
Money Market Fund                                   (Class A)           (Class A)
                                                      0.72%               0.45%
                                                    (Class Q)           (Class C)
                                                      0.41%               0.45%
                                                    (Class Y)           (Class C)



------------------
(1) Fee Rates and Expense Ratios are based on a percentage of average net assets.
(2)  As of January 31, 1997 (unaudited).


     FAF FUNDS' INVESTMENT ADVISORY AGREEMENT. After the Closing, FBNA will serve as the investment adviser for each investment portfolio of FAF, including the New FAF Fund, pursuant to the FAF Funds' Investment Advisory Agreement. As set forth in Table III, the contractual fee rates of the FAF Funds differ from those of the corresponding Qualivest Portfolios. In addition, there are certain differences between the Interim Advisory Agreement and the FAF Funds' Investment Advisory Agreement. The significant differences between these Agreements are summarized and compared in Appendix VI to this Combined Proxy Statement/Prospectus.

     INFORMATION ABOUT FBNA AND OTHER SERVICE PROVIDERS. FBNA acts as the investment adviser to the FAF Funds through its First Asset Management group. FBNA has acted as an investment adviser to FAF since its inception in 1982 and has acted as investment adviser to First American Investment Funds, Inc. since 1987 and to First American Strategy Funds, Inc. since 1996. Additional information about FBNA is set forth above under "Information Relating to the Interim Advisory Agreement - Information About FBNA."

     The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

     Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAF has received an opinion from its counsel that FBNA and its affiliates are not prohibited from performing the services contemplated by the FAF Funds' Investment Advisory Agreement and the prospectuses for the FAF Funds. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, FBNA and its affiliates might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

     The other service providers for the Qualivest Portfolios and the FAF Funds are different, as set forth in the following table.


                             OTHER SERVICE PROVIDERS
                     FOR QUALIVEST PORTFOLIOS AND FAF FUNDS

                              QUALIVEST PORTFOLIOS                        FAF FUNDS
                         --------------------------------   --------------------------------------
Distributor              BISYS Fund Services                SEI Investments Distribution Co.
Administrator            BISYS Fund Services                SEI Investments Management Corporation
Transfer Agent           BISYS Fund Services Ohio, Inc.     DST Systems, Inc.
Custodian                United States National Bank        First Trust National Association
                          of Oregon
Independent Auditors     Deloitte & Touche LLP              KPMG Peat Marwick LLP

     BISYS Fund Services, a division of BISYS Group, Inc., maintains offices at 3435 Stelzer Road, Columbus, Ohio 43219-3035. SEI Investments Distribution Co. and SEI Investments Management Corporation, wholly owned subsidiaries of SEI Investments Company, are located in Oaks, Pennsylvania 19456.

     SHARE STRUCTURE. Both Qualivest and FAF are registered as open-end management investment companies under the 1940 Act. Each offers its shares in a number of separate investment portfolios, or "funds."

     Qualivest is organized as a Massachusetts business trust and is subject to the provisions of its Declaration of Trust and By-Laws. Qualivest is authorized to issue an unlimited number of units of beneficial interest (referred to herein as shares), without par value, which may be divided into separate portfolios and separate classes of shares. FAF is organized as a corporation under the laws of the State of Minnesota and is subject to the provisions of its Amended and Restated Articles of Incorporation, as amended and supplemented, and Bylaws. FAF is authorized to issue 10 trillion shares, par value $.01 per share, which may be divided into separate funds and separate classes of shares. Although the rights of shareholders of a Minnesota corporation vary in certain respects from the rights of shareholders of a Massachusetts business trust, the attributes of a share of common stock in FAF are comparable to those of a share of beneficial interest in Qualivest, except that there are differences with respect to voting rights. Shares of the FAF Funds are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of the Qualivest Portfolios are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders of both the Qualivest Portfolios and the FAF Funds will vote in the aggregate and not by portfolio or class except as otherwise required by law or when portfolio or class voting is permitted by their Board of Trustees/Directors. Shares of both the Qualivest Portfolios and the FAF Funds have noncumulative voting rights. In addition, shares of the FAF Funds have no pre-exemptive or conversion rights and shares of the Qualivest Portfolios have only such conversion rights, exchange rights and preemptive rights as the Board of Trustees of Qualivest may grant in its discretion. When issued for payment or in accordance with their dividend reinvestment plans, as described in their respective prospectuses, FAF Fund shares and Qualivest Portfolio shares are fully paid and non-assessable except, with respect to the Qualivest Portfolios, as required under Massachusetts law.

     Under Minnesota law, FAF Fund shareholders have no personal liability for FAF's acts or obligations. Under Massachusetts law, shareholders of Qualivest could, under certain circumstances, be held personally liable for the obligations of Qualivest. However, Qualivest's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of Qualivest. The Declaration of Trust also provides for indemnification out of the property of a Qualivest Portfolio of any shareholder held personally liable by reason of being or having been a shareholder of the

Portfolio. Thus, the risk of a shareholder incurring a financial loss on account of shareholder liability is limited to circumstances in which a Qualivest Portfolio itself would be unable to meet its obligations.

     The FAF Funds offer separate share classes in order to allocate certain expenses, such as distribution payments, shareholder servicing fees and other "class" expenses, to the different shareholder groups for which the fees and expenses are incurred. In this regard, FAF's Board of Directors has authorized the issuance of four classes of shares in each of the FAF Funds (Class A, Class B, Class C (Institutional Class) and Class D (Corporate Trust) shares). No Qualivest Portfolio shareholders will receive Class B or Class D shares in the Reorganization. Each share of a class of an FAF Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the FAF Board of Directors.

     Shares of each class of an FAF Fund bear a pro rata portion of all operating expenses paid by the Fund except for distribution payments and/or shareholder servicing fees paid on Class A, Class B or Class D Shares and other certain "class" expenses that are allocated to a particular share class. Class C shares do not have a distribution or shareholder servicing plan.

     Additional information concerning the attributes of the shares issued by Qualivest and the Existing FAF Funds is included in their respective Prospectuses, as supplemented to the date hereof, which are incorporated herein by reference. Additional information concerning the attributes of the shares issued by the New FAF Fund and the Class A shares of the FAF Treasury Obligations Fund are included in their preliminary prospectuses attached as Appendix VIII and Appendix IX to this Combined Proxy Statement/Prospectus. Shareholders may obtain copies of FAF's Amended and Restated Articles of Incorporation and Bylaws and Qualivest's Declaration of Trust and By-Laws from FAF upon written request at its principal office.

     DISTRIBUTION PLANS. FAF and Qualivest have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. The FAF Funds maintain a Distribution Plan for their Class A shares. There is no Distribution Plan for the Class C shares of the FAF Funds. Pursuant to the Distribution Plan adopted for the Class A shares, each FAF Fund pays the distributor of the Fund's shares a shareholder servicing fee monthly at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares. The shareholder servicing fee is intended to compensate the distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The FAF Funds also maintain Distribution Plans for their Class B and Class D shares, which are not being issued in the Reorganization.

     Qualivest has adopted Distribution and Shareholder Service Plans with respect to the Class A shares (the "Class A Plans") and the Class Q shares (the "Class Q Plans") of each Qualivest Portfolio. The Class Y shares of the Qualivest Portfolios are not subject to a Distribution and Shareholder Service Plan. However, each Portfolio has adopted, but not implemented, a plan under which up to 0.25% of its average daily net assets attributable to Class Y shares may be expended to procure shareholder services.

     Pursuant to Qualivest's Class A Plans and Class Q Plans, each Portfolio is authorized to pay or reimburse the distributor of the Class A or Class Q shares for certain expenses incurred in connection with shareholder and distribution services. Payments under the Class A Plans and Class Q Plans are calculated daily and paid monthly at an annual rate not to exceed 0.40% and 0.25% of the average daily net assets of the Class A and Class Q shares, respectively.

     Payments to the distributor of Qualivest Portfolio shares pursuant to Qualivest's Class A and Class Q Plans are used (i) to compensate banks, broker-dealers and other institutions for providing distribution assistance relating to Qualivest Portfolio shares; (ii) for promotional activities intended to result in the sales of Qualivest Portfolio shares, such as to pay for the preparation, printing and distribution of prospectuses to other than current Qualivest Portfolio shareholders; and (iii) to compensate banks, broker-dealers and other institutions for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of shares of the Portfolios.

     Fees paid pursuant to the Plans are accrued daily and paid monthly, and are charged as expenses of Class A and Class Q shares, as accrued.

     SHAREHOLDER TRANSACTIONS AND SERVICES. The respective purchase, redemption, exchange, dividend and other policies and procedures of the FAF Funds and the corresponding Qualivest Portfolios are generally similar. These policies and procedures are more fully set forth in Appendix VII to this Combined Proxy Statement/Prospectus.

     Class A and Class C Shares of the FAF Funds, and Class A, Class Q and Class Y Shares of the Qualivest Portfolios are sold at net asset value without any front-end or contingent deferred sales charge. Purchase, redemption and exchange procedures for the Qualivest Portfolios are generally similar to those for the FAF Funds. However, the minimum purchase amount is lower for the Class A and Class C shares of the Qualivest Portfolios than for the Class A shares of the FAF Funds. The minimum purchase required to open an account generally is $500 for the Class A shares of the Qualivest Portfolios and $1,000 for the Class A shares of the FAF Funds. Subsequent purchases generally require a minimum payment of $100 in both instances.

     The dividend policies of the Qualivest Portfolios and the FAF Funds are the same. Net income dividends are declared daily and paid monthly and distributions of net realized long-term capital gains, if any, are made at least once annually.


                     INFORMATION RELATING TO VOTING MATTERS


     GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board of Trustees of Qualivest. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Qualivest and FAF also may solicit proxies by telephone, telegraph or personal interview. In this connection, FAF may retain a third party to assist in the solicitation of proxies for the Reorganization. The cost of solicitation is estimated to be approximately $32,000 and will be borne by FBNA. Shareholders may vote by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Qualivest a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Only shareholders of record at the close of business on September 2, 1997 will be entitled to vote at the Meeting. On that date, the following shares of the Qualivest Portfolios were outstanding and entitled to be voted:



NAME OF PORTFOLIO AND CLASS          SHARES ENTITLED TO VOTE
---------------------------------    -----------------------

U.S. Treasury Money Market Fund -
  Class A Shares                            107,965,701
  Class Q Shares                             30,637,834
  Class Y Shares                              2,225,011
Tax-Free Money Market Fund -
  Class A Shares                             32,588,937
  Class Q Shares                              3,807,198
  Class Y Shares                              4,090,625
Money Market Fund -
  Class A Shares                            251,703,144
  Class Q Shares                            170,110,395
  Class Y Shares                            153,654,905


     Shares are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested.

     If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

     SHAREHOLDER AND BOARD APPROVALS. Pursuant to the Application, and the conditions under which the Order was granted by the SEC, the Interim Advisory Agreement is being submitted for the ratification and approval of the shareholders of each of the Qualivest Portfolios. The Interim Advisory Agreement must be ratified and approved by a majority of the outstanding shares of a Qualivest Portfolio in order to remain effective with respect to such Portfolio. In the event the Interim Advisory Agreement is not ratified and approved with respect to a Qualivest Portfolio, the Interim Advisory Agreement will terminate, the investment advisory fees accrued under such Agreement and held in escrow with respect to that Portfolio will be returned to the Portfolio, and Qualivest's Board of Trustees will consider what actions should be taken with respect to management of the assets of the Qualivest Portfolio until a new investment advisory agreement is approved by the shareholders of that Portfolio or the Reorganization occurs.

     The Reorganization Agreement is being submitted for approval at the Meeting by the shareholders of each of the Qualivest Portfolios pursuant to the provisions of Qualivest's Declaration of Trust. The Reorganization Agreement must be approved by a majority of the outstanding shares of the Qualivest Portfolios voting separately on a portfolio-by-portfolio basis. The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to some but not all of the Qualivest Portfolios, the Board of Directors of FAF and the Board of Trustees of Qualivest may, in the exercise of their reasonable business judgment, either abandon the Reorganization Agreement with respect to all of the Qualivest Portfolios or direct that the Reorganization and the other transactions described in the Reorganization Agreement be consummated to the extent they deem advisable.

     The term "majority of the outstanding shares" of a particular Qualivest Portfolio means the lesser of (i) 67% of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of such Portfolio are present or (ii) more than 50% of the outstanding shares of the Portfolio, as applicable. The vote of the shareholders of the FAF Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.


     The approval of the Reorganization Agreement by the Board of Trustees of Qualivest is discussed above under "Information Relating to the Proposed Reorganization - Board Considerations." The Reorganization Agreement was unanimously approved by the Board of Directors of FAF at a meeting held on August 14, 1997.

     As of September 2, 1997, the officers and Trustees of Qualivest as a group owned less than 1% of each Qualivest Portfolio. As of September 2, 1997, the officers and Directors of FAF as a group owned less than 1% of each FAF Fund. Table IV(A) shows the name, address and share ownership of each person known to Qualivest to have beneficial and/or record ownership with respect to 5% or more of a class of a Portfolio as of September 2, 1997. Table IV(B) shows the name, address and share ownership of each person known to FAF to have beneficial and/or record ownership with respect to 5% or more of a class of a Fund as of September 2, 1997.


                                   TABLE IV(A)
           QUALIVEST PORTFOLIOS - 5% OWNERSHIP AS OF SEPTEMBER 2, 1997



                                                                 NUMBER OF                     PERCENTAGE
                                                                  SHARES       PERCENTAGE     OF PORTFOLIO
QUALIVEST PORTFOLIO              NAME AND ADDRESS                 OWNED         OF CLASS      POST-CLOSING
---------------------   -------------------------------------   ------------   ------------   --------------
Money Market Fund
 Class Q                 *Western Wireless Corporation           33,063,613       19.44%          3.68%
                          Attn: General Ledger Group
                          2001 N.W. Sammamish Road
                          Issaquah, WA 98027
                        **PAC/SIB L.L.C.                         11,642,427        6.84%          1.29%
                          15350 S.W. Sequoia Parkway Suite 300
                          Portland, OR 97224

                                                               NUMBER OF                      PERCENTAGE
                                                                SHARES        PERCENTAGE     OF PORTFOLIO
QUALIVEST PORTFOLIO             NAME AND ADDRESS                 OWNED         OF CLASS      POST-CLOSING
---------------------   -----------------------------------   -------------   ------------   --------------
 Class Y                 *TELCO                                146,765,090        98.82%         16.57%
                          c/o First Asset Management
                          601 2nd Avenue South MPFP 0505
                          Minneapolis, MN 55402
U.S. Treasury
Money Market Fund
 Class Q                 *California Insurance Center          1,562,297           5.10%          ***
                          of Northern California
                          Premium Trust Account
                          3697 Mt. Diablo Blvd.
                          Suite 350
                          LaFayette, CA 94549

                         *ASANTE                               2,254,484           7.36%          ***
                          Attn: Mark Collins, Acct. Manager
                          2650 Sisktyou Blvd., Suite 200
                          Medford, OR 97504

Class Y                  *TELCO                                1,379,832          62.01%          ***
                          c/o First Asset Management
                          601 2nd Avenue South MPFP 0505
                          Minneapolis, MN 55402

Tax-Free
Money Market Fund
 Class Q                **Washington Asphalt Co., Inc.         1,127,682          29.62%         2.78%
                          Attn: Marianne Schulz
                          P.O. Box 7
                          Bellevue, WA 98009

                        **Grabhorn Inc. Post Closure Fund        575,225          15.11%         1.42%
                          14930 S.W. Vandermust
                          Beaverton, OR 97007

                        **David P. Taylor Jr.                    246,375           6.47%         0.60%
                          5801 Third Avenue S.
                          Seattle, WA 98108

                        **John Titus                           1,181,222          31.03%         2.91%
                          Kusuman Titus
                          23405 16th Avenue S.E.
                          Kent, WA 98042

                        **Robert Cowan & Janice Cowan            263,858           6.93%         0.65%
                          JTWROS
                          350 Blalock Ct
                          Richland, WA 99252

                        **Bob's Bicycle Center Inc. DBA          378,395           9.94%         0.93%
                          1st Class BMX
                          10950 S.E. Division Street
                          Portland, OR 97266

                                                          NUMBER OF                     PERCENTAGE
                                                           SHARES       PERCENTAGE     OF PORTFOLIO
QUALIVEST PORTFOLIO           NAME AND ADDRESS              OWNED        OF CLASS      POST-CLOSING
---------------------   -------------------------------   -----------   ------------   --------------
                        **John D. Eskidsen &                273,118         7.17%          0.67%
                          Linda J. Eskildsen
                          JTWROS
                          14013 Amberwood Circle
                          Lake Oswego, OR 97035

 Class Y                 *TELCO                           3,781,080        92.43%          9.34%
                          c/o First Asset Management
                          601 2nd Avenue South MPFP 0505
                          Minneapolis, MN 55402

                         *Mercer G. Rhodes T/UA-Y           295,086         7.21%          0.72%
                          c/o First Asset Management
                          601 2nd Avenue South MPFP 0505
                          Minneapolis, MN 55402



------------------

  *Record holder only.


 **Known to Qualivest to be beneficial owner.


***Less than 0.1%.


                                   TABLE IV(B)
                FAF FUNDS - 5% OWNERSHIP AS OF SEPTEMBER 2, 1997



                                                       NUMBER OF                      PERCENTAGE
                                                        SHARES        PERCENTAGE     OF PORTFOLIO
FAF FUND                     NAME AND ADDRESS            OWNED         OF CLASS      POST-CLOSING
-----------------------   -------------------------   -------------   ------------   --------------
Prime Obligations Fund
 Class A                  *National Financial         179,788,683         87.73%        20.03%
                           Services Corp.
                           FEBO its Customers
                           P.O. Box 3752
                           Church Street Station
                           New York, NY 10008-3752

 Class B                  *Colorado National Bank         185,494          9.14%         ***
                           Custodian of IRA of
                           Bill L. Falder
                           12072 East Iowa Avenue
                           Aurora, CO 80012-5236

                          *First Bank NA                  125,040          6.16%         ***
                           Custodian of IRA of
                           Russell C. Eidal
                           320 Bluff Drive
                           Lowell, AR 72745-9117

 Class D                  *VAR & Co.                  114,948,582           100%        12.80%
                           First Trust N.A.
                           P.O. Box 64010
                           St. Paul, MN 55164-0010

                                                            NUMBER OF                       PERCENTAGE
                                                             SHARES         PERCENTAGE     OF PORTFOLIO
FAF FUND                         NAME AND ADDRESS             OWNED          OF CLASS      POST-CLOSING
--------------------------   --------------------------   ---------------   ------------   --------------
Treasury Obligations Fund
 Class C                     *VAR & Co.                     775,600,236        88.83%          19.85%
                              First Trust N.A.
                              P.O. Box 64010
                              St. Paul, MN 55164-0010

                             *Special Custody Account        90,198,888        10.33%           2.30%
                              for the Exclusive Benefit
                              of Customers of FBS
                              Investment Services, Inc.
                              100 South Fifth Street
                              Suite 1400
                              ATTN: Money Fund Unit
                              Minneapolis, MN
                              55402-1217

 Class D                     *VAR & Co.                   2,892,068,105          100%          74.04%
                              First Trust N.A.
                              P.O. Box 64010
                              St. Paul, MN 55164-0010



------------------
  *Record holder only.

***Less than 0.1%


     QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Interim Advisory Agreement or the Reorganization Agreement are not received with respect to one or more of the Qualivest Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one or more Qualivest Portfolios (but not the other Qualivest Portfolios) on some or all matters before any such adjournment(s) if sufficient votes have been received for approval. A quorum is constituted with respect to a Qualivest Portfolio by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

     ANNUAL MEETINGS. Shareholder meetings are not required by Qualivest's Declaration of Trust or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. Qualivest will call a special shareholder meeting for purposes of considering the removal of one or more Trustees upon the written request of shareholders holding not less than 10% of the outstanding votes of Qualivest. Similarly, the Bylaws of FAF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

     INTERESTS OF CERTAIN PERSONS. The following receive payments from the FAF Funds for services rendered pursuant to contractual arrangements with the
Funds: FBNA, as the adviser of each Fund, receives payments for its investment advisory and management services; SEI Investments Distribution Co., as the distributor for each Fund, receives payments for providing distribution services; SEI Investments Management Corporation, in its capacity as the administrator for each Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for each Fund, receives payments for providing transfer agency and dividend disbursing services; and First Trust National Association, a subsidiary of New U.S. Bancorp, receives payments for providing custodial services for each Fund, and may also act as securities lending agent in connection with the Funds' securities lending transactions and receive, as compensation for such securities lending services, fees based on a percentage of the Funds' income from such securities lending transactions.



                        ADDITIONAL INFORMATION ABOUT FAF

     Additional information about the Existing FAF Funds is included in Prospectuses and a Statement of Additional Information dated January 31, 1997, as supplemented through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing to FAF, c/o SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548. FAF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by FAF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Information included in this Combined Proxy Statement/Prospectus concerning FAF was provided by FAF.


                     ADDITIONAL INFORMATION ABOUT QUALIVEST

     Additional information about the Qualivest Portfolios is included in the Prospectuses, dated December 1, 1996, as supplemented through the date hereof, which have been filed with the SEC. Copies of these Prospectuses and the related Statement of Additional Information may be obtained without charge by writing to Qualivest Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035 or by calling 1-800-743-8637. Reports and other information filed by Qualivest can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Qualivest Funds listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Information included in this Combined Proxy Statement/Prospectus concerning Qualivest was provided by Qualivest.


                              FINANCIAL STATEMENTS

     The audited statements of assets and liabilities, including the schedules of investments in securities, of the Qualivest Portfolios as of July 31, 1996, and of the Existing FAF Funds as of September 30, 1996, and the related statements of operations for the respective years then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for the periods indicated therein, as included in the July 31, 1996 Annual Report of Qualivest and the September 30, 1996 Annual Report for FAF have been incorporated by reference into this Combined Proxy Statement/Prospectus in reliance on the respective reports of Deloitte & Touche LLP, independent auditors for Qualivest, and KPMG Peat Marwick LLP, independent auditors for FAF, given on the authority of such firms as experts in accounting and auditing. In addition, the unaudited January 31, 1997 financial statements of Qualivest Portfolios and the unaudited March 31, 1997 financial statements of the Existing FAF Funds, as included in the January 31, 1997 Semi-Annual Report of Qualivest and the March 31, 1997 Semi-Annual Report of FAF, are incorporated herein by reference.


                                 OTHER BUSINESS

     Qualivest's Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Qualivest Funds or to First American Funds, Inc. in writing at the appropriate addresses on the cover page of this Combined Proxy Statement/Prospectus or by telephoning Qualivest at 1-800-743-8637 or FAF at 1-800-637-2548.

                                      * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

     QUALIVEST FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS JULY 31, 1996 ANNUAL SHAREHOLDERS REPORT AND ITS JANUARY 31, 1997 SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR BY TELEPHONE AT 1-800-743-8637.

                                                                     APPENDIX I


                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this day 1st of August, 1997, between QUALIVEST FUNDS (the "Trust"), a Massachusetts business trust having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and FIRST BANK NATIONAL ASSOCIATION (the "Investment Adviser"), a national banking association, having its principal place of business at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402.

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to newly created investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) the Trust's Agreement and Declaration of Trust, dated as of May 19, 1994, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     (b)  the Trust's By-Laws and any amendments thereto;

     (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

     (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "Commission") on May 20, 1994, and all amendments thereto;

     (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the Commission and all amendments thereto (the "Registration Statement"); and

     (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

     (c) will not make loans to any person to purchase or carry units of beneficial interest ("shares") in the Trust or make loans to the Trust;

     (d) will place or cause to be placed orders for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, or any affiliated person of the Trust, BISYS Fund Services or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

     (e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may request;

     (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

     (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust;

     (h) will promptly review all (1) current security reports, (2) summary reports of transactions and (3) current cash position reports upon receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days; and

     (i) will use its best efforts to obtain and provide to the Trust's fund accountant (1) dealer quotations, (2) prices from a pricing service,
          (3) matrix prices, or (4) any other price information believed to be reliable by the Investment Adviser with respect to any security held by a Fund, when requested to do so by the Trust's fund accountant.

     4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the following records: (a) completed trade tickets for all portfolio transactions, (b) broker confirmations for individual and block trades, (c) credit files relating to (i) money market securities and their issuers, (ii) repurchase agreement counterparties and (iii) letter of credit providers, (d) transaction records indicating the method of allocation with respect to the selection of brokers, and (e) such other records that may be deemed necessary and appropriate by the parties to this Agreement.

     6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligation of each Fund to pay the above-described fee to the Adviser will begin as of the date of the initial public sale of shares in such Fund. The fee attributable to each Fund shall be the obligation of that Fund and not of any other Fund.

     Pursuant to the terms of an order of exemption granted by the Commission in QUALIVEST FUNDS, ET AL., Investment Company Act Rel. No. 22771 (July 29, 1997), all fees payable under this Agreement by any Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 9 of this Agreement. If shareholders of any Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrow amounts (including interest earned). The escrow agent will release the escrow funds only upon receipt of a certificate from officers of the Trust stating whether the escrowed funds are to be delivered to the Investment Adviser or to the Fund.

     If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to BISYS Fund Services under the Management and Administration Agreement between BISYS Fund Services and the Trust. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. It is further agreed that the Investment Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act and the 1933 Act, except for information supplied by the Investment Adviser for inclusion therein or information known by the Investment Adviser to be false or misleading. The Trust agrees to indemnify the Investment Adviser to the full extent permitted by the Trust's Declaration of Trust.

     9. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), and, unless sooner terminated as provided herein, shall continue in effect for an initial period of 120 days, provided that this Agreement is approved by a majority of the outstanding voting securities of the applicable Fund. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     10. INVESTMENT ADVISER'S REPRESENTATIONS. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

     13. MISCELLANEOUS. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

[SEAL]                                  QUALIVEST FUNDS


                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------



[SEAL]                                  FIRST BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                                                          Dated: August 1, 1997


                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                           BETWEEN QUALIVEST FUNDS AND
                         FIRST BANK NATIONAL ASSOCIATION

                 NAME OF FUND                                        COMPENSATION
                 ------------                                        ------------
  1. Qualivest U.S. Treasury Money Market Fund      Annual rate of thirty five one-hundredths of
                                                    one percent (.35%) of the average daily net
                                                    assets of such Fund.

  2. Qualivest Money Market Fund                    Annual rate of thirty five one-hundredths of
                                                    one percent (.35%) of the average daily net
                                                    assets of such Fund.

  3. Qualivest Tax-Free Money Market Fund           Annual rate of thirty five one-hundredths of
                                                    one percent (.35%) of the average daily net
                                                    assets of such Fund.

  4. Qualivest Intermediate Bond Fund               Annual rate of sixty one-hundredths of one
                                                    percent (.60%) of the average daily net assets
                                                    of such Fund.

  5. Qualivest Diversified Bond Fund                Annual rate of sixty one-hundredths of one
                                                    percent (.60%) of the average daily net assets
                                                    of such Fund.

  6. Qualivest Tax-Free National Bond Fund          Annual rate of fifty-one hundredths of one
                                                    percent (.50%) of the average daily net assets
                                                    of such Fund.

  7. Qualivest Large Companies Growth Fund          Annual rate of one percent (1.00%) of the
                                                    average daily net assets of such Fund.

  8. Qualivest Micro Cap Value Fund                 Annual rate of one percent (1.00%) of the
                                                    average daily net assets of such Fund.

  9. Qualivest Small Companies Value Fund           Annual rate of eighty one-hundredths of one
                                                    percent (.80%) of the average daily net assets
                                                    of such Fund.

 10. Qualivest Large Companies Value Fund           Annual rate of seventy five one-hundredths of
                                                    one percent (.75%) of the average daily net
                                                    assets of such Fund.

 11. Qualivest Income Equity Value Fund             Annual rate of sixty one-hundredths of one
                                                    percent (60%) of the average daily net assets
                                                    of such Fund.

 12. Qualivest International Opportunities Fund     Annual rate of sixty one-hundredths of one
                                                    percent (.60%) of the average daily net assets
                                                    of such Fund.

               NAME OF FUND                                     COMPENSATION
               ------------                                     ------------
 13. Qualivest Optimized Stock Fund            Annual rate of fifty one-hundredths of one
                                               percent (.50%) of the average daily net assets
                                               of such Fund.

 14. Qualivest Allocated Conservative Fund     Annual rate of five one-hundredths of one
                                               percent (.05%) of the average daily net assets
                                               of such Fund.

 15. Qualivest Allocated Balanced Fund         Annual rate of five one-hundredths of one
                                               percent (.05%) of the average daily net assets
                                               of such Fund.

 16. Qualivest Allocated Growth Fund           Annual rate of five one-hundredths of one
                                               percent (.05%) of the average daily net assets
                                               of such Fund.

 17. Qualivest Allocated Aggressive Fund       Annual rate of five one-hundredths of one
                                               percent (.05%) of the average daily net assets
                                               of such Fund.

------------------
All fees are computed daily and paid monthly.



                                        QUALIVEST FUNDS


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------



                                        FIRST BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                                                    APPENDIX II



                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                         FIRST BANK NATIONAL ASSOCIATION

     The directors and the principal executive officer of FBNA are listed below, together with their addresses and principal occupations.


                                                                  OTHER POSITIONS AND OFFICES
NAME                     POSITIONS AND OFFICES WITH FBNA         AND PRINCIPAL BUSINESS ADDRESS
------------------   --------------------------------------   ------------------------------------
John F. Grundhofer   Chairman, President and Chief            President and Chief Executive
                     Executive Officer                        Officer of U.S. Bancorp*

Richard A. Zona      Director and Vice Chairman-Finance       Vice Chairman Finance of U.S.
                                                              Bancorp*

Philip G. Heasley    Director and Vice Chairman               Vice Chairman and Group Head of
                                                              the Retail Product Group of U.S.
                                                              Bancorp*

Daniel C. Rohr       Director and Executive Vice President    Executive Vice President,
                                                              Commercial Banking Group of U.S.
                                                              Bancorp*

J. Robert Hoffman    Director, Executive Vice President and   Executive Vice President and Chief
                     Chief Credit Officer                     Credit Officer of U.S. Bancorp*

Lee R. Mitau         Director, Executive Vice President,      Executive Vice President, General
                     General Counsel and Secretary            Counsel and Secretary of U.S.
                                                              Bancorp*

Susan E. Lester      Director, Executive Vice President and   Executive Vice President and Chief
                     Chief Financial Officer                  Financial Officer of U.S. Bancorp*

Robert D. Sznewajs   Director and Vice Chairman               Vice Chairman of U.S. Bancorp*

Gary T. Duim         Director and Vice Chairman               Vice Chairman of U.S. Bancorp*



------------------
* Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

                                                                   APPENDIX III


                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                           FIRST AMERICAN FUNDS, INC.
                                       AND
                                 QUALIVEST FUNDS

                        DATED: AS OF               , 1997


                                TABLE OF CONTENTS

SECTION                                                                       PAGE
-------                                                                      ------
 1.     CONVEYANCE OF ASSETS OF QUALIVEST FUNDS ..........................      2
 2.     LIQUIDATION OF QUALIVEST FUNDS ...................................      3
 3.     EFFECTIVE TIME OF THE REORGANIZATION .............................      3
 4.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
          QUALIVEST ......................................................      4
 5.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAF ........      6
 6.     SHAREHOLDER ACTION ...............................................      8
 7.     REGULATORY FILINGS ...............................................      8
 8.     FAF CONDITIONS ...................................................      8
 9.     QUALIVEST CONDITIONS .............................................     11
10.     FURTHER ASSURANCES ...............................................     12
11.     INDEMNIFICATION ..................................................     12
12.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES .......................     12
13.     TERMINATION OF AGREEMENT .........................................     12
14.     AMENDMENT AND WAIVER .............................................     12
15.     GOVERNING LAW ....................................................     13
16.     SUCCESSORS AND ASSIGNS ...........................................     13
17.     BENEFICIARIES  ...................................................     13
18.     BROKERAGE FEES AND EXPENSES ......................................     13
19.     QUALIVEST LIABILITY ..............................................     13
20.     NOTICES ..........................................................     13
21.     ANNOUNCEMENTS ....................................................     14
22.     ENTIRE AGREEMENT .................................................     14
23.     COUNTERPARTS .....................................................     14

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of       , 1997 by and between Qualivest Funds ("Qualivest"), a
Massachusetts business trust consisting of multiple investment portfolios including, among others, Money Market Fund, U. S. Treasury Money Market Fund and Tax-Free Money Market Fund (the "Qualivest Funds") and First American Funds, Inc. ("FAF"), a Minnesota corporation consisting of multiple investment portfolios including, among others, Prime Obligations Fund, Treasury Obligations Fund, and Tax Free Obligations Fund (the "FAF Funds").

     WHEREAS, each of Qualivest and FAF is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the parties desire that the assets and liabilities of each Qualivest Fund be conveyed to, and be acquired and assumed by, the respective FAF Fund corresponding thereto, as stated herein, in exchange for shares of specified classes of the corresponding FAF Fund which shall thereafter promptly be distributed by Qualivest to the shareholders of the corresponding classes of the Qualivest Fund in connection with its liquidation as described in this Agreement (the "Reorganization");

     WHEREAS, the parties intend that FAF Tax Free Obligations Fund shall have nominal assets and liabilities before the Reorganization and shall continue the investment operations of the corresponding Qualivest Tax Free Money Market Fund thereafter, and that in this regard certain actions shall be taken as described in this Agreement;

     WHEREAS, FAF also maintains one additional investment portfolio, the Government Obligations Fund, that is not a party to the Reorganization; and

     WHEREAS, Qualivest also maintains ten additional investment portfolios that have commenced operations - Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, Intermediate Bond Fund, Diversified Bond Fund, International Opportunities Fund, Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund and Allocated Aggressive Fund - that are not parties to the Reorganization but that are being reorganized into series of First American Investment Funds, Inc. or First American Strategy Funds, Inc.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

     1. CONVEYANCE OF ASSETS OF QUALIVEST FUNDS. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of each of the Qualivest Funds, subject to all liabilities of such Portfolios, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of the Qualivest Funds to indemnify Qualivest's trustees and officers acting in their capacities as such to the fullest extent permitted by law and Qualivest's Declaration of Trust as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by each Qualivest Fund to the corresponding FAF Fund (as set forth below) and shall be accepted and assumed by such FAF Fund as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all assets of the Qualivest Funds shall become and be the assets of the respective corresponding FAF Funds; and (ii) all liabilities of the Qualivest Funds shall attach to the respective corresponding FAF Funds as aforesaid and may thenceforth be enforced against the respective FAF Funds to the same extent as if incurred by them.

     (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by each Qualivest Fund, and any deferred or prepaid expenses shown as an asset on each Qualivest Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to the Qualivest Funds. Notwithstanding anything herein to the contrary, FAF shall not be deemed to have assumed any liability of Qualivest to FAF that arises as a result of the breach of any of the representations, warranties and agreements of Qualivest set forth in Section 4, hereof.

     (c) In particular, the Fund Assets of each Qualivest Fund shall be transferred and conveyed to the corresponding FAF Fund, as set forth below:

QUALIVEST FUND                       CORRESPONDING FAF FUND
--------------------------------     --------------------------

Money Market Fund                    Prime Obligations Fund
U. S. Treasury Money Market Fund     Treasury Obligations Fund
Tax-Free Money Market Fund           Tax Free Obligations Fund*

------------------
* The FAF Fund shall be a new investment portfolio with nominal assets and liabilities prior to the Effective Time of the Reorganization.

     (d) In exchange for the transfer of the Fund Assets, each FAF Fund shall simultaneously issue to each corresponding Qualivest Fund at the Effective Time of the Reorganization full and fractional shares of common stock in the FAF Fund of the classes set forth in the table below having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, each FAF Fund shall deliver to the corresponding Qualivest

Fund the number of shares of each of its share classes set forth in the table, including fractional shares, determined by dividing the value of the Fund Assets of the corresponding Qualivest Fund that are so conveyed and are attributable to each of the FAF Fund's respective share classes set forth in the table, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAF Fund share of the particular share class that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section.

     (e) The net asset value of shares to be delivered by the FAF Funds, and the net value of the Fund Assets to be conveyed by the Qualivest Funds, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAF Funds shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of Qualivest; provided that if the difference between the per share net asset values of a Qualivest Fund and its corresponding FAF Fund equals or exceeds $.0025 at the Valuation Time, as computed by using market values in accordance with the policies and procedures established by FAF (or as otherwise mutually determined by the Board of Trustees of Qualivest and the Board of Directors of
FAF), either party shall have the right to postpone the Effective Time of the Reorganization with respect to such Qualivest Fund until such time as the per share difference is less than $.0025.

     (f) The shares of each FAF Fund that will be delivered in the Reorganization are as follows:

               QUALIVEST                         CORRESPONDING FAF
          PORTFOLIO/SHARE CLASS                   FUND/SHARE CLASS
          ---------------------                  ------------------

          Money Market Fund -                    Prime Obligations Fund -
            Class A Shares                         Class A Shares
            Class Q Shares                         Class C Shares
            Class Y Shares                         Class C Shares
          U. S. Treasury Money Market Fund -     Treasury Obligations Fund -
            Class A Shares                         Class A Shares
            Class Q Shares                         Class C Shares
            Class Y Shares                         Class C Shares
          Tax-Free Money Market Fund -           Tax Free Obligations Fund -
            Class A Shares                         Class A Shares
            Class Q Shares                         Class C Shares
            Class Y Shares                         Class C Shares

     2. LIQUIDATION OF QUALIVEST FUNDS. At the Effective Time of the Reorganization, each of the Qualivest Funds shall make a liquidating distribution to its shareholders as follows. Shareholders of record of each Qualivest Fund shall be credited with full and fractional shares of the class of common stock that is issued by the corresponding FAF Fund in connection with the Reorganization with respect to the shares that are held of record by the shareholder. In addition, each shareholder of record of a Qualivest Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of such Qualivest Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Qualivest, FAF shall record on its books the ownership of the respective FAF Fund shares by the shareholders of record of the Qualivest Funds. All of the issued and outstanding shares of the Qualivest Funds at the Effective Time of the Reorganization shall be redeemed and canceled on the books of Qualivest at such time. After the Effective Time of the Reorganization, Qualivest shall wind up the affairs of the Qualivest Funds and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Qualivest Funds and, assuming the ten other investment portfolios of Qualivest have been reorganized into series of First American Investment Funds, Inc. or First American Strategy Funds, Inc., an application pursuant to
Section 8(f) of the 1940 Act for an order declaring that Qualivest has ceased to be an investment company.

     3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAF Funds to be issued pursuant to Section 1 and the liquidation of the Qualivest Funds pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange

(the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on November 21, 1997, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Qualivest shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.


     (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAF Funds or the Qualivest Funds shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAF Funds or the Qualivest Funds is impracticable, the Effective Time of the Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

     4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF QUALIVEST. Qualivest, on behalf of itself and the Qualivest Funds, represents and warrants to, and agrees with, FAF as follows, such representations, warranties and agreements being made on behalf of each Qualivest Fund on a several (and not joint, or joint and several) basis:

          (a) It is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the Commonwealth of Massachusetts. It is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

          (b) It has the power to own all of its properties and assets and, subject to the approvals of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in
     Section 6, the consummation of the transactions contemplated by this Agreement will not, violate Qualivest's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

          (d) Each Qualivest Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The audited financial statements for its fiscal year ended July 31, 1996, and the unaudited financial statements for the period ended January 31, 1997, copies of which have been previously furnished to FAF, present fairly the financial position of the Qualivest Funds as of such dates and the results of their operations and changes in their net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of Qualivest's knowledge, there are no liabilities of a material amount of any Qualivest Fund, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of January 31, 1997, liabilities disclosed or provided for in the unaudited financial statements for the period ended January 31, 1997 and liabilities incurred in the ordinary course of business subsequent to January 31, 1997 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of each Qualivest Fund that is delivered to FAF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

          (f) Since the end of its most recently concluded fiscal year, there have been no material changes by any Qualivest Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAF.

          (g) It has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (h) There are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it or the Qualivest Funds which could result in liability on the part of Qualivest or the Qualivest Funds and Qualivest knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any Qualivest Fund's financial condition or the conduct of its business and Qualivest is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

          (i) At the Effective Time of the Reorganization, all federal and other tax returns and reports of each Qualivest Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Qualivest's knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (j) Subject to the approvals of shareholders referred to in Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAF Funds shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAF in writing prior to the Effective Time of the Reorganization.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

          (l) Insofar as the following relate to it, (i) the registration statement filed by FAF on Form N-14 relating to the shares of the FAF Funds that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Qualivest Funds and prospectuses of the FAF Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Qualivest included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization:
     (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAF for use therein as provided in Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

          (m) All of the issued and outstanding shares of each of the Qualivest Funds have been validly issued and are fully paid and non-assessable (recognizing that, under Massachusetts law, shareholders of the Qualivest Funds could, under certain circumstances, be held personally liable for obligations of Qualivest), and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

          (n) It shall not sell or otherwise dispose of any shares of the FAF Funds to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

          (o) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

          (p) Any reporting responsibility of a Qualivest Fund is and shall remain the responsibility of the Qualivest Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Qualivest Fund is terminated.

          (q) Except for agreements or other arrangements relating to the purchase and sale of portfolio securities, it has furnished FAF with copies or descriptions of all contracts to which it is a party.

          (r) Each Qualivest Fund shall provide a list of all portfolio securities held by it to FAF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAF's investment adviser of any portfolio security thereafter acquired or sold by the Qualivest Fund. At the Effective Time of the Reorganization, no Qualivest Fund shall hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the corresponding FAF Fund.

     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAF. FAF, on behalf of the FAF Funds, represents and warrants to, and agrees with, Qualivest as follows, such representations, warranties and agreements being made on behalf of each FAF Fund on a several (and not joint, or joint and several) basis:

          (a) It is a Minnesota corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota and its registration with the SEC as an investment company is in full force and effect.

          (b) It has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 5(j) below, to consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

          (d) Each FAF Fund intends to qualify as a regulated investment company under Part I of Subchapter M of the Code, and with respect to each FAF Fund that has conducted operations prior to the Effective Time of the Reorganization, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

          (e) The audited financial statements for its fiscal year ended September 30, 1996, and the unaudited financial statements for the period ended March 31, 1997, copies of which have been previously furnished to Qualivest, present fairly the financial position of the FAF Funds as of such dates and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of FAF's knowledge, there are no liabilities of a material amount of any FAF Fund, whether accrued, absolute, contingent or otherwise existing, other than, as of March 31, 1997, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1997, and liabilities incurred in the ordinary course of business subsequent to March 31, 1997.

          (f) It has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

          (g) There are no material contracts outstanding with respect to the FAF Funds that have not been disclosed in FAF's current registration statement and which under applicable law are required to be disclosed therein.

          (h) At the Effective Time of the Reorganization, all federal and other tax returns and reports of each FAF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of each FAF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

          (i) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against it or the FAF Funds which could result in liability on the part of FAF or the FAF Funds and FAF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any FAF Fund's financial condition or the conduct of its business and FAF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

          (j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

          (k) The N-14 Registration Statement and the Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Qualivest for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of Qualivest if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

          (l) The shares of the FAF Funds to be issued and delivered to the Qualivest Funds for the account of the shareholders of the Qualivest Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAF shall have any preemptive right of subscription or purchase in respect thereto.

          (m) All of the issued and outstanding shares of each of the FAF Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

          (n) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

     6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of Qualivest shall call, and Qualivest shall hold, a meeting of the shareholders of all of its investment portfolios for the purpose of considering and voting upon:

          (a) in the case of all Qualivest Funds, a proposal, in connection with the merger between U.S. Bancorp and First Bank System, Inc., to ratify and approve investment advisory agreements, on behalf of each Qualivest Fund, between Qualivest and First Bank National Association;

          (b) in the case of all Qualivest Funds, approval of this Agreement and the transactions contemplated hereby; and

          (c) such other matters as may be determined by the Board of Trustees of Qualivest and the Board of Directors of FAF.

     7. REGULATORY FILINGS. FAF shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File Nos. 2-74747;811-3313) with the SEC as promptly as practicable so that all FAF Funds and their shares are registered under the 1933 Act and 1940 Act and shall take all required actions to qualify such shares for sale in the appropriate states. In addition, FAF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of Qualivest, with the SEC, and with the appropriate state securities commissions, relating to the matters described in
Section 6 as promptly as practicable. FAF and Qualivest have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

     8. FAF CONDITIONS. The obligations of FAF hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Trustees of Qualivest and by the shareholders of the Qualivest Funds in the manner required by law and this Agreement.

          (b) Qualivest shall have delivered to FAF a statement of assets and liabilities of each Qualivest Fund, together with a list of the portfolio securities of the Qualivest Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer or Assistant Treasurer of Qualivest as having been prepared in accordance with generally accepted accounting principles consistently applied.

          (c) Qualivest shall have duly executed and delivered to FAF such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAF may deem necessary or desirable to transfer all of each Qualivest Fund's right, title and interest in and to the Fund

     Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (d) All representations and warranties of Qualivest made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

          (e) Qualivest shall have delivered to FAF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Qualivest Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

          (f) Qualivest shall have delivered to FAF Qualivest's written instructions to the custodian for the Qualivest Funds, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to each FAF Fund all of the corresponding Qualivest Fund's portfolio securities, cash and any other assets to be acquired by such FAF Fund pursuant to this Agreement.

          (g) Qualivest shall have delivered to FAF a certificate of Qualivest's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAF) contain the names and addresses of the shareholders of each Qualivest Fund and the numbers and classes of the outstanding shares of such Qualivest Fund owned by each such shareholder as of the Effective Time of the Reorganization.

          (h) At or prior to the Effective Time of the Reorganization, the expenses incurred by each Qualivest Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by Qualivest Funds' investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in such Qualivest Fund's then current prospectus.

          (i) At or prior to the Effective Time of the Reorganization, appropriate action shall have been taken by Qualivest Funds' investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in any Qualivest Fund's statement of assets and liabilities delivered pursuant to Section 8(b).

          (j) FAF shall have received an opinion of Dechert Price & Rhoads, counsel to Qualivest, in form reasonably satisfactory to FAF and dated the Effective Time of the Reorganization, substantially to the effect that (i) Qualivest is a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Qualivest and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Qualivest or any material contract known to such counsel to which Qualivest is a party or by which it is bound; (iv) the only Qualivest shareholder approvals required with respect to the consummation of the transactions contemplated by this Agreement are the approval of a majority of the shareholders of each Qualivest Fund voting separately on a portfolio-by-portfolio basis; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Qualivest of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAF.

          (k) FAF shall have received an opinion of Dorsey & Whitney LLP addressed to FAF and Qualivest in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Qualivest Fund of all of its Fund Assets to the corresponding FAF Fund in exchange for shares of the corresponding FAF Fund, and the distribution of such shares to the shareholders of the Qualivest Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code; (ii) no income, gain or loss will be recognized by the Qualivest Funds as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAF Funds as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of the Qualivest Funds on the distribution to them by the Qualivest Funds of shares of the corresponding FAF Funds in exchange for their shares of the Qualivest Funds (but shareholders of a Qualivest Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Qualivest Fund which are distributed by such Qualivest Fund prior to the Effective Time of the Reorganization); (v) the tax basis of the FAF Fund shares received by each shareholder of a Qualivest Fund will be the same as the tax basis of the shareholder's Qualivest Fund shares exchanged therefor; (vi) the tax basis of the Fund Assets received by each FAF Fund will be the same as the basis of such Fund Assets in the hands of the corresponding Qualivest Fund immediately prior to the transactions; (vii) a shareholder's holding period for FAF Fund shares will be determined by including the period for which the shareholder held the shares of the Qualivest Fund exchanged therefor, provided that the shareholder held such shares of the Qualivest Fund as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of each FAF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the corresponding Qualivest Fund provided that the Qualivest Fund held such assets as capital assets; and (ix) each FAF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Qualivest Fund as of the Effective Time of the Reorganization.

          (l) The Fund Assets to be transferred to FAF Fund under this Agreement shall include no assets which such FAF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

          (m) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

          (n) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

          (o) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (p) Prior to the Effective Time of the Reorganization, each Qualivest Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending July 31, 1997 and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending July 31, 1997, and in the taxable periods from said date to and including the Effective Time of Reorganization; provided, however, that Qualivest Tax-Free Money Market Fund shall not be required to distribute net investment company taxable income for, and net capital gain realized in, the period from July 31, 1997 to and including the Effective Time of the Reorganization.

          (q) Qualivest shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

          (r) FAF shall have been furnished at the Effective Time of the Reorganization with a certificate signed by an appropriate officer of BISYS Group, Inc. ("BISYS") dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by BISYS (or any affiliate of BISYS) and belonging to the Qualivest Funds, including those required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAF.

     9. QUALIVEST CONDITIONS. The obligations of Qualivest hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAF and by the shareholders of the Qualivest Funds in the manner required by law and this Agreement.

          (b) All representations and warranties of FAF made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

          (c) FAF shall have delivered to Qualivest a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Qualivest and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAF Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to an FAF Fund under this Agreement as set forth in Subsection 8(b) include only assets which such FAF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by such FAF Fund.

          (d) Qualivest shall have received an opinion of Dorsey & Whitney LLP in form reasonably satisfactory to Qualivest and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAF is a Minnesota corporation duly incorporated and validly existing under the laws of the State of Minnesota; (ii) the shares of the FAF Funds to be delivered to the Qualivest Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAF; (iii) this Agreement has been duly authorized, executed and delivered by FAF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity;
     (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAF or any material contract known to such counsel to which FAF is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Qualivest.

          (e) Qualivest shall have received an opinion of Dorsey & Whitney LLP addressed to FAF and Qualivest in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 8(k).

          (f) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

          (i) FAF shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

          (j) Qualivest shall have received from FAF a duly executed instrument whereby each FAF Fund assumes all of the liabilities of its corresponding Qualivest Fund.

     10. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, Qualivest shall deliver or cause to be delivered to FAF, each account, book, record or other document of the Qualivest Funds required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     11. INDEMNIFICATION. (a) FAF agrees to indemnify and hold harmless Qualivest and each of Qualivest's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Qualivest or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     (b) Qualivest agrees to indemnify and hold harmless FAF and each of FAF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Qualivest of any of its representation, warranties, covenants or agreements set forth in this Agreement.

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAF Funds and the issuance of the shares of the FAF Funds at the Effective Time of the Reorganization.

     13. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 13(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors/Trustees as provided below:

          (a) by FAF if the conditions set forth in Section 8 are not satisfied as specified in said Section;

          (b) by Qualivest if the conditions set forth in Section 9 are not satisfied as specified in said Section;

          (c) by mutual consent of both parties; and

          (d) by Qualivest or FAF if determined by its Board of Trustees or Directors that proceeding with the transactions contemplated herein is inadvisable.

     14. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Qualivest (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors/Trustees and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors/Trustees of the waiving party with or without the approval of such party's shareholders). Without limiting the foregoing, in the event shareholder approval of the matters specified in
Section 6 is obtained with respect to certain Qualivest Funds but not with respect to the other Qualivest Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to some but not all the Qualivest Funds, the Board of Directors of FAF and the Board of Trustees of Qualivest may, in the exercise of their reasonable business judgment, either abandon this Agreement with respect to all of the Qualivest Funds or direct that the Reorganization and other transactions described herein be consummated to the degree the Boards deem advisable.

     15. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

     17. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

     18. BROKERAGE FEES AND EXPENSES. FAF and Qualivest each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     19. QUALIVEST LIABILITY. The Declaration of Trust for Qualivest, filed on May 19, 1994, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides
(i) that the name "Qualivest Funds" refers to the trustees under the Declaration of Trust collectively as trustees and not as individuals or personally, (ii) that no shareholder shall be subject to any personal liability whatsoever to any person in connection with trust property or the acts, obligations or affairs of the trust, and (iii) that no trustee, officer, employee or agent of the trust shall be subject to any personal liability whatsoever to any person, other than to the trust or its shareholders, in connection with trust property or the affairs of the trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; and all such persons shall look solely to the trust property for satisfaction of claims of any nature arising in connection with the affairs of the trust.

     20. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telefacsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telefax number stated below or to such other address or telefax number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

If to FAF:          First American Funds, Inc.
                    Oaks, Pennsylvania 19456

With copies to:     Michael J. Radmer
                    Dorsey & Whitney LLP
                    Pillsbury Center South
                    220 South Sixth Street
                    Minneapolis, Minnesota 55402
                    Telefax Number: (612) 340-8738

If to Qualivest:    Qualivest Funds
                    3435 Stelzer Road
                    Columbus, Ohio 43219-3035

With copies to:     Marie J. Lilly, Esq.
                    Law Division
                    U.S. Bancorp
                    111 S.W. Fifth Avenue, Suite
                    T-2
                    Portland, Oregon 97204
                    Telefax Number: (503) 275-5000

                    Jeffrey L. Steele, Esq.
                    Dechert Price & Rhoads
                    1500 K Street, N.W.
                    Washington, D.C. 20005
                    Telefax Number: (202) 626-3334

     21. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

     22. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.


                                         QUALIVEST FUNDS

ATTEST:


-------------------------------------    -------------------------------------
Gregory T. Maddox                        Irimga McKay
TREASURER AND SECRETARY                  PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                         FIRST AMERICAN FUNDS, INC.

ATTEST:


-------------------------------------    -------------------------------------
Michael J. Radmer                        David Lee
SECRETARY                                PRESIDENT

                                                                    APPENDIX IV


         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This Appendix compares the investment objectives and certain investment policies and restrictions of the FAF Funds and their corresponding Qualivest Portfolios. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Existing FAF Funds and the Qualivest Portfolios which are incorporated by reference in this Combined Proxy Statement/Prospectus, and to the preliminary prospectuses for the Class A, Class C and Class D shares of FAF Tax Free Obligations Fund, which are attached to this Combined Proxy Statement/Prospectus as Appendix VIII and Appendix IX.

QUALIVEST MONEY MARKET FUND/FAF PRIME OBLIGATIONS FUND

INVESTMENT OBJECTIVES
     The investment objective of the Qualivest Money Market Fund is to seek current income consistent with liquidity and stability of principal.

     The investment objective of the FAF Prime Obligations Fund is to achieve maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES AND RESTRICTIONS

PRINCIPAL INVESTMENTS
     The Qualivest Money Market Fund will invest in high quality (i.e. rated within the top two rating categories for short-term debt obligations by a nationally recognized statistical rating organization ("NRSRO")) money market instruments and other money market instruments that, although not rated, are deemed to be comparable high quality by Qualivest pursuant to guidelines adopted by the Board of Trustees. These money market instrument include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, short-term asset-backed and mortgage-related securities, bankers' acceptances, certificates of deposits and time deposits, commercial paper and securities issued by other money market investment companies, Guaranteed Investment Contracts, debt obligations with remaining maturities of 397 calendar days or less, and taxable obligations issued by municipalities. Investments in certificates of deposit and time deposits may include U.S. dollar denominated obligations of offices of foreign and domestic banks located outside the U.S., foreign branches of U.S. or foreign banks and U.S. branches of foreign banks, if such banks have total assets of not less than $100 million.

     The FAF Prime Obligations Fund invests in money market instruments, including marketable securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; U.S. dollar-denominated obligations (including bankers' acceptances, time deposits, and certificates of deposit, including variable rate certificates of deposit) of banks (including commercial banks, savings banks and savings and loan associations) organized under the laws of the U.S. or any state, foreign banks, U.S. branches of foreign banks and foreign branches of U.S. banks, if such banks have total assets of not less than $500 million; and certain corporate and other obligations, including high grade commercial paper, non-convertible corporate debt securities, and loan participation interests with no more than 397 days remaining to maturity as determined pursuant to Rule 2a-7 under the 1940 Act. The FAF Prime Obligations Fund may also invest in U.S. dollar-denominated obligations of foreign corporations if the obligations satisfy the same quality standards set forth for domestic corporations.

INVESTMENT TECHNIQUES
     Qualivest Money Market Fund and FAF Prime Obligations Fund may engage in the following investment techniques to the extent indicated.

     REPURCHASE AGREEMENTS. Both Funds may invest in repurchase agreements.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Qualivest Money Market Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements. FAF Prime Obligations Fund may not enter into such agreements.

     CREDIT ENHANCEMENT AGREEMENTS. The FAF Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements for the purpose of further securing the payment of principal and/or interest on the Fund's investment securities. The Qualivest Money Market Fund may not enter such agreements.

     GUARANTEED INVESTMENT CONTRACTS. The Qualivest Money Market Fund may invest in Guaranteed Investment Contracts issued by insurance companies whose outstanding debt securities are rated in the first two rating categories by an NRSRO. The FAF Prime Obligations Fund may not invest in such contracts.

     LOAN PARTICIPATION INTERESTS. The FAF Prime Obligations Fund may invest in loan participation interests. The Qualivest Money Market Fund may not invest in loan participation interests.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed-delivery basis.

     LENDING OF PORTFOLIO SECURITIES. The FAF Prime Obligation Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Qualivest Money Market Fund may not lend portfolio securities.

     MONEY MARKET FUNDS. The FAF Prime Obligations Fund may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds. The Qualivest Money Market Fund may invest up to 25% of its total assets in shares of money market mutual funds for cash management purposes.

INVESTMENT RESTRICTIONS

     RESTRICTIONS UNDER RULE 2a-7. Each FAF Fund and Qualivest Portfolio is subject to the investment restrictions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Under Rule 2a-7, securities which are subject to certain types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also required that all investments by a fund be limited to U.S. dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among other things, securities that are rated by two NRSRO's in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). Rule 2a-7 requires, among other things, that a non-tax-exempt money market fund may not invest, other than in U.S. "Government Securities" (as defined in the 1940 Act), more than 5% of its total assets in securities of a single issuer; provided that the fund may invest in First Tier Securities (i.e. Eligible Securities that are rated by two NRSRO's in the highest category such as A-1 and Prime-1) in excess of that limitation for a period of up to three business days after the purchase thereof, provided that the fund may not make more than one such investment at any time. Rule 2a-7 also requires that a non-tax-exempt money market fund may not invest, other than in U.S. Government securities, (a) more than 5% of its total assets in Second Tier Securities (i.e. Eligible Securities that are not rated by two NRSRO's in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer.

     ADDITIONAL RESTRICTIONS. The FAF Prime Obligations Fund will not purchase a security if, as a result: (a) more than 10% of its net assets would be in illiquid assets including time deposits and repurchase agreements maturing in more than seven days; or (b) 25% or more of its assets would be in any single industry, except that there is no limitation on the purchase of obligations of domestic commercial banks (excluding, for this purpose, foreign branches of domestic commercial banks).

     Similarly, the Qualivest Money Market Fund will not invest more than 10% of its net assets in securities that are deemed to be illiquid at the time of purchase. In addition, the Qualivest Money Market Fund will not purchase any securities which would cause more than 25% of the value of its assets at the time of purchase to be invested in securities of one or more issuers conducting their business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances issued by U.S. branches of domestic banks, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities.

QUALIVEST U.S. TREASURY MONEY MARKET FUND/FAF TREASURY OBLIGATIONS FUND

INVESTMENT OBJECTIVES
     The investment objective of the Qualivest U.S. Treasury Money Market Fund ("Qualivest U.S. Treasury Fund") is to seek current income consistent with liquidity and stability of principal.

     The investment objective of the FAF Treasury Obligations Fund ("FAF Treasury Obligations Fund") is to seek to achieve maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES AND RESTRICTIONS

PRINCIPAL INVESTMENTS
     The Qualivest U.S. Treasury Fund invests at least 65% of its total assets in short-term U.S. Treasury bills, notes, and bonds and in other obligations backed by the full faith and credit of the U.S. Treasury. The Qualivest U.S. Treasury Fund may invest up to 35% of its total assets in other types of high quality rated money market instruments and money market instruments that, although not rated, are deemed to be of comparable high quality as determined by Qualivest pursuant to guidelines adopted by the Board of Trustees.

     The FAF Treasury Obligations Fund invests U.S. Treasury obligations maturing within 397 days or less as determined pursuant to Rule 2a-7 under the 1940 Act. The Fund does not invest in any other types of money market securities.

INVESTMENT TECHNIQUES
     Qualivest U.S. Treasury Fund and FAF Treasury Obligations Fund may engage in the following investment techniques to the extent indicated.

     REPURCHASE AGREEMENTS. The FAF Treasury Obligations Fund may invest in repurchase agreements. The Qualivest U.S. Treasury Fund may not invest in repurchase agreements.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Qualivest U.S. Treasury Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements. The FAF Treasury Obligations Fund may enter into reverse repurchase agreements, but only for temporary or emergency purposes, for the purpose of meeting redemption requests which might otherwise require the untimely disposition of assets.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Qualivest U.S. Treasury Fund and the FAF Treasury Obligations Fund may purchase securities on a when-issued or delayed-delivery basis.

     GUARANTEED INVESTMENT CONTRACTS. The Qualivest U.S. Treasury Fund may invest in Guaranteed Investment Contracts issued by insurance companies whose outstanding debt securities are rated in the first two rating categories by a NRSRO. The FAF Treasury Obligations Fund may not invest in such contracts.

     LENDING OF PORTFOLIO SECURITIES. The FAF Treasury Obligations Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Qualivest U.S. Treasury Fund may not lend portfolio securities.

     MONEY MARKET FUNDS. The FAF Treasury Obligations Fund may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds that invest in securities which constitute permitted investments for the FAF Treasury Obligations Fund. The Qualivest U.S. Treasury Fund may invest up to 25% of its total assets in shares of money market mutual fund for cash management purposes, but expects to make such purchases only in money market funds that restrict their investments to U.S. Government securities.

INVESTMENT RESTRICTIONS

     RESTRICTIONS UNDER RULE 2a-7. Similar to the Qualivest Money Market Fund and FAF Prime Obligations Fund, the Qualivest U.S. Treasury Fund and FAF Treasury Obligations Fund are each subject to the investment restrictions of Rule 2a-7. For a complete description of such restrictions, see the corresponding section in the comparison of the Qualivest Money Market Fund and the FAF Prime Obligations Fund.

     OTHER RESTRICTIONS. The FAF Treasury Obligations Fund will not invest more than 10% of its net assets in securities that are deemed to be illiquid at the time of purchase, including time deposits and repurchase agreements maturing in more than seven days.

     Similarly, the Qualivest U.S. Treasury Money Market Fund will not invest more than 10% of its net assets in securities that are deemed to be illiquid at the time of purchase. In addition, the Qualivest Money Market Fund will not purchase any securities which would cause more than 25% of the value of its assets at the time of purchase to be invested in securities of one or more issuers conducting their business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances issued by U.S. branches of domestic banks, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities.

QUALIVEST TAX-FREE MONEY MARKET FUND/FAF TAX FREE OBLIGATIONS FUND

INVESTMENT OBJECTIVES
     The investment objective of the Qualivest Tax-Free Money Market Fund is to seek current income, free from federal income tax, consistent with liquidity and stability of principal.

     The investment objective of the FAF Tax-Free Obligations Fund is to seek to achieve maximum current income exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES AND RESTRICTIONS

PRINCIPAL INVESTMENTS
     The Qualivest Tax-Free Money Market Fund invests primarily in high quality money market obligations issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax, and similar tax-exempt money market instruments that, although not rated, are deemed to be of comparable high quality as determined by Qualivest pursuant to guidelines adopted by the Board of Trustees ("Municipal Securities"). As a matter of fundamental policy, under normal market conditions, at least 80% of the Qualivest Tax-Free Money Market net assets will be invested in short-term Municipal Securities. The Qualivest Tax-Free Money Market Fund may invest up to 20% of its net assets in taxable obligations, the interest on which is either subject to federal income tax or treated as a preference item for purposes of the federal alternative minimum tax. At times, Qualivest may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Qualivest Tax-Free Money Market Fund's basic investments strategies is inconsistent with the best interests of the shareholders of the Fund. At such times, Qualivest may use temporary defensive strategies differing from those designed to achieve the Qualivest Tax-Free Money Market Fund's investment objective by increasing the Fund's holdings in taxable obligations to over 20% (and up to 100%) of the Fund's net assets and by holding uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Qualivest Tax-Free Money Market Fund's quality standards for tax-exempt commercial paper.

     The FAF Tax Free Obligations Fund invests at least 80% of its total assets in municipal obligations, the income from which is exempt from federal income tax and is not an item of tax preference for the purpose of federal alternative minimum tax. The Fund may invest up to 20% of its total assets collectively in taxable money market securities including certain U.S. dollar denominated obligations (including bankers' acceptances, time deposits, and certificates of deposits, including variable rate certificate of deposit) of banks (including commercial banks, savings banks, and savings and loan associations) organized under the laws of the United States or any state, foreign banks, U.S. branches of foreign banks, if such banks have total assets of not less than $500 million, and certain corporate and other obligations, including high grade commercial paper, non-convertible corporate debt securities, and loan participation interests with no more than 397 days remaining to maturity as determined pursuant to Rule 2a-7 under the 1940 Act.

INVESTMENT TECHNIQUES
     Qualivest Tax-Free Money Market Fund and the FAF Tax Free Obligations Fund may engage in the following investment techniques to the extent indicated.

     REPURCHASE AGREEMENTS. Each of the Funds may invest in repurchase agreements.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Qualivest Tax-Free Money Market Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements. The FAF Tax Free Obligations Fund may not enter into reverse repurchase agreements.

     CREDIT ENHANCEMENT AGREEMENTS. The FAF Tax Free Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements for the purpose of further securing the payment of principal and/or interest on the Fund's investment securities. The Qualivest Tax-Free Money Market Fund may not enter such agreements.

     GUARANTEED INVESTMENT CONTRACTS. The Qualivest Tax-Free Money Market Fund may invest in Guaranteed Investment Contracts issued by insurance companies whose outstanding debt securities are rated in the first two rating categories by a NRSRO. The FAF Tax Free Obligations Fund may not enter such contracts.

     LOAN PARTICIPATION INTERESTS. The FAF Tax Free Obligations Fund may invest in loan participation interests. The Qualivest Tax-Free Money Market Fund may not invest in loan participation interests.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis.

     PUT OPTIONS. Each of the FAF Tax Free Obligations Fund and the Qualivest Tax-Free Money Market Fund may purchase tax-exempt securities which include a "put" (the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date).

     LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the FAF Tax Free Obligations Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. The Qualivest Tax-Free Money Market Fund may not lend portfolio securities.

     MONEY MARKET FUNDS. The FAF Tax Free Obligations Fund may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of FAF Tax Free Obligations Fund. The Qualivest Tax-Free Money Market Fund may invest up to 25% of its total assets in shares of money market mutual fund for cash management purposes.

INVESTMENT RESTRICTIONS

     RESTRICTIONS UNDER RULE 2a-7. Similar to the other Funds, the Qualivest Tax-Free Money Market Fund and FAF Tax Free Obligations Fund are each subject to the investment restrictions of Rule 2a-7. For a complete description of such restrictions, see the corresponding sections in the comparison of the Money Market Fund and Prime Obligations Fund.

     OTHER RESTRICTIONS. The FAF Tax Free Obligations Fund will not invest (a) more than 10% of its net assets in securities that are deemed to be illiquid at the time of purchase, including time deposits and repurchase agreements maturing in more than seven days, (b) 25% or more of its assets in a single industry, provided that there is no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks.

     Similarly, the Qualivest Tax-Free Money Market Fund will not invest more than 10% of its net assets in securities that are deemed to be illiquid at the time of purchase. In addition, the Qualivest Money Market Fund will not purchase any securities which would cause more than 25% of the value of its assets at the time of purchase to be invested in securities of one or more issuers conducting their business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic banks certificates of deposit or bankers' acceptances issued by U.S. branches of domestic banks, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities.

                                                                     APPENDIX V


                  FEES AND EXPENSES OF THE QUALIVEST PORTFOLIOS
                           AND CORRESPONDING FAF FUNDS

     The following tables compare the current fees and expenses for each Qualivest Portfolio and its corresponding FAF Fund. FBNA has agreed that, for the period commencing on the Closing and continuing until September 30, 1998, it will waive fees and reimburse expenses to the FAF Funds to the extent necessary to maintain FAF Fund total operating expenses at the levels provided in the tables. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


             QUALIVEST MONEY MARKET FUND/FAF PRIME OBLIGATIONS FUND

                                                                      QUALIVEST                     FAF PRIME
                                                                  MONEY MARKET FUND             OBLIGATIONS FUND
                                                          ---------------------------------   ---------------------
                                                          CLASS A     CLASS Q     CLASS Y     CLASS A     CLASS C
                                                          ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ..................    None        None        None        None        None
Maximum Sales Charge Imposed on Reinvested
 Dividends ............................................    None        None        None        None        None
Deferred Sales Charge (as a percentage of
 redemption proceeds) .................................    None        None        None        None        None
Redemption Fees .......................................    None        None        None        None        None
Exchange Fees .........................................    None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment ............................................
Advisory Fees (after waivers)(1) ......................    0.25%       0.25%       0.25%       0.31%       0.31%
Rule 12b-1 Fees (after waivers)(2) ....................    0.40%       0.00%       None        0.25%       None
Other Expenses(3) .....................................    0.26%       0.26%       0.26%       0.14%       0.14%
Total Fund Operating Expenses (after waivers)(4) ......    0.91%       0.51%       0.51%       0.70%       0.45%

------------------
1 Investment advisory fees for the Qualivest Portfolio and the FAF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, current investment advisory fees for the Qualivest Portfolio and the FAF Fund would be 0.35% and .040% respectively of average daily net assets.

2 The Qualivest Portfolio has determined that it will not pay Rule 12b-1 fees with respect to its Class Q shares through the current fiscal year. Otherwise Rule 12b-1 fees as a percentage of Class Q's average daily net assets are payable at an annual rate of up to 0.25%.

3 The Qualivest Portfolio has adopted, but not implemented, a plan under which up to 0.25% of average daily net assets attributable to Class Y shares may be expended to procure shareholder services.

4 Absent any fee waivers, including 12b-1 fees, total fund operating expenses would be 1.01%, 0.86% and 0.61%, respectively, of average daily net assets for the Class A, Class Q and Class Y shares of the Qualivest Portfolio, and 0.79% and 0.54%, respectively, of average daily net assets for the Class A and Class C shares of the FAF Fund.

     Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                            QUALIVEST                FAF PRIME
                        MONEY MARKET FUND        OBLIGATIONS FUND
                  ----------------------------- -------------------
                   CLASS A   CLASS Q   CLASS Y   CLASS A   CLASS C
                  --------- --------- --------- --------- ---------

1 year ..........   $  9       $ 5       $ 5       $ 7       $ 5
3 years .........   $ 29       $16       $16       $22       $14
5 years .........   $ 50       $29       $29       $39       $25
10 years ........   $112       $64       $64       $87       $57


     QUALIVEST U.S. TREASURY MONEY MARKET FUND/FAF TREASURY OBLIGATIONS FUND

                                                                   QUALIVEST U.S.                 FAF TREASURY
                                                             TREASURY MONEY MARKET FUND         OBLIGATIONS FUND
                                                          ---------------------------------   ---------------------
                                                          CLASS A     CLASS Q     CLASS Y     CLASS A     CLASS C
                                                          ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ..................    None        None        None        None        None
Maximum Sales Charge Imposed on Reinvested
 Dividends ............................................    None        None        None        None        None
Deferred Sales Charge (as a percentage of
 redemption proceeds) .................................    None        None        None        None        None
Redemption Fees .......................................    None        None        None        None        None
Exchange Fees .........................................    None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(1) ...........    0.00%       0.00%       0.00%       0.30%       0.30%
Rule 12b-1 Fees (after waivers)(2) ....................    0.40%       0.20%       None        0.25%       None
Other Expenses(3)  ....................................    0.32%       0.31%       0.31%       0.15%       0.15%
Total Fund Operating Expenses (after waivers)(4) ......    0.72%       0.51%       0.31%       0.70%       0.45%

------------------
1 Investment advisory fees for the Qualivest Portfolio and the FAF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, current investment advisory fees for the Qualivest Portfolio and the FAF Fund would be 0.35% and 0.40%, respectively, of average daily net assets.

2 The Qualivest Portfolio has determined that it will pay 0.20% in Rule 12b-1 fees with respect to its Class Q shares through the current fiscal year. Otherwise, Rule 12b-1 fees as a percentage of Class Q's average daily net assets are payable at an annual rate of up to 0.25%.

3 The Qualivest Portfolio has adopted, but not implemented, a plan under which up to 0.25% of average daily net assets attributable to Class Y shares may be expended to procure shareholder services.

4 Absent any fee waivers, including 12b-1 fees, total fund operating expenses would be 1.07%, 0.91% and 0.66%, respectively, of average daily net assets for the Class A, Class Q and Class Y shares of the Qualivest Portfolio, and 0.80% and 0.55%, respectively, of average daily net assets for the Class A and Class C shares of the FAF Fund.

     Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                         QUALIVEST U.S.            FAF TREASURY
                   TREASURY MONEY MARKET FUND     OBLIGATION FUND
                  ----------------------------- -------------------
                   CLASS A   CLASS Q   CLASS Y   CLASS A   CLASS C
                  --------- --------- --------- --------- ---------

1 year ..........    $ 7       $ 5       $ 3       $ 7       $ 5
3 years .........    $23       $16       $10       $22       $14
5 years .........    $40       $29       $17       $39       $25
10 years ........    $89       $64       $39       $87       $57


       QUALIVEST TAX-FREE MONEY MARKET FUND/FAF TAX FREE OBLIGATIONS FUND

                                                                      QUALIVEST                   FAF TAX FREE
                                                             TAX-FREE MONEY MARKET FUND         OBLIGATIONS FUND
                                                          ---------------------------------   ---------------------
                                                          CLASS A     CLASS Q     CLASS Y     CLASS A     CLASS C
                                                          ---------   ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ..................    None        None        None        None        None
Maximum Sales Charge Imposed on Reinvested
 Dividends ............................................    None        None        None        None        None
Deferred Sales Charge (as a percentage of
 redemption proceeds) .................................    None        None        None        None        None
Redemption Fees .......................................    None        None        None        None        None
Exchange Fees .........................................    None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(1)............    0.00%       0.00%       0.00%       0.11%       0.11%
Rule 12b-1 Fees .......................................    0.40%       0.25%       None        0.25%       None
Other Expenses(2) .....................................    0.49%       0.47%       0.41%       0.34%       0.34%
Total Fund Operating Expenses (after waivers)(3) ......    0.89%       0.72%       0.41%       0.70%       0.45%

------------------
1 Investment advisory fees for the Qualivest Portfolio and the FAF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, current investment advisory fees for the Qualivest Portfolio and the FAF Fund would be 0.35% and 0.40%, respectively, of average daily net assets.

2 The Qualivest Portfolio has adopted, but not implemented, a plan under which up to 0.25% of average daily net assets attributable to Class Y shares may be expended to procure shareholder services.

3 Absent any voluntary fee waivers or expense reimbursements, total fund operating expenses would be 1.24%, 1.07% and 0.76%, respectively, of average daily net assets for the Class A, Class Q and Class Y shares of the Qualivest Portfolio, and 0.99% and 0.74%, respectively, of average daily net assets for the Class A and Class C shares of the FAF Fund.

     Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                            QUALIVEST               FAF TAX FEE
                      TAX-FEE MONEY MARKET       OBLIGATIONS FUND
                  ----------------------------- -------------------
                   CLASS A   CLASS Q   CLASS Y   CLASS A   CLASS C
                  --------- --------- --------- --------- ---------

1 year ..........   $  9       $ 7       $ 4       $ 7       $ 5
3 years .........   $ 28       $23       $13       $22       $14
5 years .........   $ 49       $40       $23       $39       $25
10 years ........   $110       $89       $52       $87       $57

                                                                    APPENDIX VI


                  COMPARISON OF INTERIM ADVISORY AGREEMENT AND
                        FAF INVESTMENT ADVISORY AGREEMENT

     This Appendix summarizes and compares certain significant provisions of the Interim Advisory Agreement (the "Interim Agreement") against corresponding provisions of the FAF Investment Advisory Agreement (the "FAF Agreement"). Fees payable under the Agreements are set forth in Table III in the Combined Proxy Statement/Prospectus.

     ADVISORY SERVICES. The Interim Agreement provides that the adviser will provide a continuous investment program for the Qualivest Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios. The Interim Agreement provides that the adviser will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the portfolios.

     Similarly, the FAF Agreement provides that the adviser agrees to act as the investment adviser for, and to manage the investment of the assets of, the FAF Funds. Under the FAF Agreement the adviser is required, at its own expense, to provide the FAF Funds with all necessary office space, personnel and facilities necessary and incident to the performance of the adviser's services under the Agreement. In addition, under the FAF Agreement, the adviser is required to pay or be responsible for the payment of all compensation to personnel of the FAF Funds and the officers and directors of the FAF Funds who are affiliated with the adviser or any entity which controls, is controlled by or is under common control with the adviser.

     FEE AND EXPENSE LIMITATIONS. Each Agreement requires that if, in any fiscal year, the aggregate expenses of any Fund or Portfolio exceed the expense limitations imposed under the securities regulations of a state, the adviser will reimburse the Fund or Portfolio. A portion of such reimbursement will be paid by the administrator in the case of the Interim Agreement. Such reimbursement shall not exceed the advisory fees paid to the adviser during the year, unless otherwise required by the state and, in the case of the FAF Agreement, unless the adviser agrees to be bound by such state requirement. Under federal law, states may no longer impose expense limitations on mutual funds.

     STANDARD OF CARE. The Interim Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Interim Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Interim Agreement.

     The FAF Agreement provides that the adviser shall be liable to the Funds and their shareholders or former shareholders for any negligence or willful misconduct on the part of the adviser or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the FAF Agreement, provided that the adviser shall not be liable for any investments made by the adviser in accordance with the explicit or implicit direction of the Board of Directors of FAF or the investment objectives and policies of a Fund, and provided further that any liability of the adviser resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act. In addition, the adviser agrees in the FAF agreement to indemnify FAF and each Fund with respect to any loss, liability, judgment, cost or penalty which FAF or any Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the FAF Agreement by the adviser.

     PORTFOLIO TRANSACTIONS. The Interim Agreement provides that the adviser will place or cause to be placed orders for the purchase or sale of securities for the Portfolios either directly with the issuer or with any broker or dealer. The Interim Agreement requires that, in placing orders with brokers and dealers, the adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. To the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the adviser may purchase and sell portfolio securities to and from brokers and dealers who provide the adviser with research advice and other services. The Interim Agreement provides that portfolio securities will not be purchased from or sold to the administrator, the adviser, or any affiliated person of the administrator, the adviser or Qualivest, except to the extent permitted by the 1940 Act.

     The FAF Agreement provides that the adviser may utilize the Funds' distributor or an affiliate of the adviser as a broker in accordance with the 1940 Act and the Funds' registration statement. The FAF Agreement also provides that allocation of portfolio transactions shall be subject to such policies and supervision as FAF's Board of Directors or any committee thereof deems appropriate and any brokerage policy set forth in the then current registration statement of the Funds.

                                                                   APPENDIX VII


                      SHAREHOLDER TRANSACTIONS AND SERVICES

     This Appendix compares the shareholder transactions and services of the Qualivest Portfolios and the corresponding FAF Funds. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Qualivest Portfolios and the Existing FAF Funds which are incorporated by reference in this Combined Proxy Statement/Prospectus and by the preliminary prospectuses for the Class A, Class C and Class D Shares of the Tax Free Obligations Fund, which are attached to this Combined Proxy Statement/Prospectus as Appendix VIII and Appendix IX.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     PURCHASES OF QUALIVEST AND FAF CLASS A SHARES. Class A shares of both the Qualivest Portfolios and the FAF Funds may be purchased at a net asset value without any front-end or contingent deferred sales charge.

     The minimum initial investment for Qualivest Portfolios Class A shares generally is $500, with a $100 minimum for subsequent purchases. The minimum initial investment for FAF Funds Class A shares generally is $1,000, with a minimum of $100 for subsequent purchases.

     Class A Qualivest Portfolio shares may be purchased directly from the Portfolios' distributor or through a broker-dealer who has established a dealer agreement with the distributor. Such purchases may be made by mail, by telephone or by wire. Class A FAF Fund shares may be purchased through a financial institution which has a sales agreement with the Funds' distributor, by mail directly through the Funds' transfer agent, or by wire.

     Both the FAF Funds and the Qualivest Portfolios have automatic investment programs which allow shareholders to make regular purchases of Class A shares through automatic deduction from their bank accounts. Shares of the FAF Prime Obligations Fund and Treasury Obligations Fund also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of First American Investment Funds, Inc. or First American Strategy Funds, Inc.

     PURCHASES OF QUALIVEST PORTFOLIO CLASS Q AND CLASS Y SHARES AND FAF FUND CLASS C SHARES. The Class Q and Class Y shares of the Qualivest Portfolios and the Class C shares of the FAF Funds are offered at net asset value without any front-end or contingent deferred sales charges. Class Y shares of the Qualivest Portfolios are offered only to certain institutional investors and bank trust departments purchasing shares on behalf of fiduciary, advisory, agency, custody or other similar accounts maintained by or on behalf of their customers. Class Q shares of the Qualivest Portfolios are only offered to certain corporations, pension plans, foundations, charitable institutions, certain large investors, insurance companies, banks and other banking institutions and other non-bank fiduciaries. Class Q and Class Y shares may be purchased through a broker-dealer, bank or trust company that has established a dealer agreement with the Portfolios' distributor and also may be purchased directly by mail, by telephone or by wire. Class C shares of the FAF Funds are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares may be purchased by wire, or the Fund may accept securities in exchange for Fund shares.

     EXCHANGES. Shares of a Qualivest Portfolio may be exchanged for shares of the same class of other Qualivest Portfolios. Similarly, shares of an FAF Fund may be exchanged for shares of the same class of the other FAF Funds or of other funds in the First American family.

     REDEMPTIONS. Shares of the Qualivest Portfolios and Class A shares of the FAF Funds may be redeemed by written request or by telephone. In addition, Class A shareholders of Qualivest Money Market Fund, FAF Prime Obligations Fund and FAF Treasury Obligations Fund may redeem shares by check, if the shareholder has established a checking account for the Funds or Portfolios. Class A and Class C Qualivest Portfolio shareholders with an account balance of at least $500 and Class A FAF Fund shareholders with an account balance of at least $5,000 may also elect to participate in a systematic withdrawal program under which shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Payments for redeemed Class C shares of the FAF Funds can be made only by wire transfer.

DIVIDENDS AND DISTRIBUTIONS.
     The dividend and distribution policies of the Qualivest Portfolios and the FAF Funds are similar. Net income dividends are declared daily and paid monthly for both the Qualivest Portfolios and the FAF Funds. For both the FAF Funds and Qualivest Portfolios distributions of any net realized long-term capital gains are made at least once annually. In addition, all dividends and distributions are automatically reinvested in shares of the Fund or Portfolio at net asset value unless the shareholders elects to receive dividends or distributions in cash or, in the case of the Class A shares of the Qualivest Portfolios, in the same class of another Qualivest mutual fund.

                                                                   APPENDIX VIII



FIRST AMERICAN FUNDS, INC.


MONEY MARKET FUNDS

Retail Classes

Tax Free Obligations Fund

Treasury Obligations Fund




                                   PROSPECTUS


                               September 12, 1997





[LOGO] FIRST AMERICAN FUNDS
The power of disciplined investing

FIRST AMERICAN FUNDS, INC.
Oaks, Pennsylvania 19456

RETAIL CLASSES PROSPECTUS

        The shares described in this Prospectus represent interests in First American Funds, Inc., which consists of mutual funds with four different investment portfolios and objectives. This Prospectus relates to the Class A Shares of the following funds (the "Funds"):

                          * TAX FREE OBLIGATIONS FUND

                          * TREASURY OBLIGATIONS FUND

        Tax Free Obligations Fund seeks to achieve maximum current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. Treasury Obligations Fund seeks to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Each Fund has its own policies designed to meet its investment objective. Tax Free Obligations Fund pursues its objective by investing in money market instruments the income from which is exempt from federal income tax. Treasury Obligations Fund pursues its objective by investing in United States Treasury obligations and repurchase and reverse repurchase agreements with respect to such obligations. Each Fund is a diversified open-end mutual fund.

        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

        This Prospectus sets forth concisely information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


        A Statement of Additional Information dated September 12, 1997 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call
        (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."


        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is September 12, 1997.

TABLE OF CONTENTS


                                               PAGE
                                               ----
SUMMARY OF FUND EXPENSES ....................    4
    Class A Share Fees and Expenses .........    4
    Information Concerning Fees and
      Expenses ..............................    5

THE FUNDS ...................................    6

INVESTMENT OBJECTIVES AND POLICIES ..........    6
    Tax Free Obligations Fund ...............    6
    Treasury Obligations Fund ...............    7

MANAGEMENT OF THE FUNDS .....................    7
    Investment Adviser ......................    8
    Portfolio Managers ......................    9
    Custodian ...............................    9
    Administrator ...........................    9
    Transfer Agent ..........................   10

DISTRIBUTOR .................................   10

PORTFOLIO TRANSACTIONS ......................   11

INVESTING IN THE FUNDS ......................   11
    Share Purchases .........................   11
    Minimum Investment Required .............   12
    Systematic Investment Program ...........   12
    Systematic Exchange Program .............   13
    Certificates and Confirmations ..........   13
    Dividends and Distributions .............   13
    Exchange Privilege ......................   14

REDEEMING SHARES ............................   15
    By Telephone ............................   15
    By Mail .................................   16
    By Checking Account .....................   17
    By Systematic Withdrawal
      Program ...............................   17
    Redemption Before Purchase
      Instruments Clear .....................   17
    Accounts with Low Balances ..............   17

DETERMINING THE PRICE OF SHARES .............   18

TAXES .......................................   18

FUND SHARES .................................   19

CALCULATION OF PERFORMANCE DATA .............   19

INVESTMENT RESTRICTIONS AND TECHNIQUES ......   20
    General .................................   20
    Municipal Obligations ...................   22
    Loan Participations; Section 4(2)
      and Rule 144A Securities ..............   23
    Securities of Foreign Banks and
      Branches ..............................   24
    United States Government
      Securities ............................   24
    Repurchase Agreements ...................   25
    Reverse Repurchase Agreements ...........   26
    Credit Enhancement Agreements ...........   26
    Put Options .............................   27
    Variable and Floating Rate
      Obligations ...........................   27
    Lending of Portfolio Securities .........   27
    When-Issued and Delayed-
      Delivery Securities ...................   28
    Money Market Funds ......................   28
    Information Concerning
      Compensation Paid to First Trust
      National Association and Its
      Affiliates ............................   28

SUMMARY OF FUND EXPENSES

CLASS A SHARE FEES AND EXPENSES



                                                TAX FREE         TREASURY
                                             OBLIGATIONS      OBLIGATIONS
                                                    FUND             FUND

       SHAREHOLDER TRANSACTION EXPENSES

       Maximum sales load imposed on
       purchases                                    None             None

       Maximum sales load imposed on
       reinvested dividends                         None             None

       Maximum contingent deferred sales
       charge (as a percentage of original
       purchase price or redemption proceeds,
       as applicable)                               None             None

       Redemption fees                              None             None

       Exchange fees                                None             None

       ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

       Investment advisory fees (after
       voluntary fee waivers and reimburse-
       ments)(1)                                   0.11%            0.30%

       Rule 12b-1 fees                             0.25%(2)         0.25%(2)

       Other expenses (1)                          0.34%            0.15%

       Total fund operating expenses
       (after voluntary fee waivers and
       reimbursements)(1)                          0.70%            0.70%

       EXAMPLE(3)

       You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

        1 year                                    $   7            $   7

        3 years                                   $  22            $  22

        5 years (Treasury Obligations Fund)           -            $  39

       10 years (Treasury Obligations Fund)           -            $  87


(1) First Bank National Association, the investment adviser for the Funds, intends to waive a portion of its fees and/or reimburse expenses on a voluntary basis, and the amounts shown above reflect these waivers and reimbursements as of the date of this Prospectus. The Funds' investment adviser intends to maintain such waivers and reimbursements until September 30, 1998. Absent any fee waivers or reimbursements, investment advisory fees for the Fund as an annualized percentage of average daily net assets would be 0.40%; and total fund operating expenses calculated on such basis would be 0.99% for Tax Free Obligations Fund and 0.80% for Treasury Obligations Fund. Other expenses include an annual administration fee.

(2) Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.

(3) Absent the fee waivers and reimbursement referred to in (1) above, the dollar amounts for the 1 and 3-year periods would be as follows: Tax Free Obligations Fund, $10 and $32, and Treasury Obligations Fund, $8 and $26, and, in the case of Treasury Obligations Fund, the dollar amounts for the 5 and 10-year periods would be $44 and $99.

        INFORMATION CONCERNING FEES AND EXPENSES

        The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Funds may bear directly or indirectly. THE DATA CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the tables relates only to the Class A Shares of the Funds. The Funds also offer Class C and Class D Shares.

        Investment advisory fees are paid by the Funds to First Bank National Association (the "Adviser") for managing its investments. The examples in the above table are based on annual operating expenses for the Funds after voluntary fee waivers and expense reimbursements by the Adviser. Prior to fee waivers, investment advisory fees accrue at the annual rate of 0.40% of the average daily net assets of the Funds. "Other expenses" include administrative fees which are paid by the Funds to SEI Investments Management Corporation (the "Administrator") for providing various services necessary to operate the Funds. These include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated as described under "Management of the Funds - Administrator" below. "Other expenses" in the tables are based on estimates.

        The Class A Shares of the Funds pay a shareholder servicing fee to the Distributor in an amount equalling 0.25% of the annual average daily net assets attributable to the Class A Shares. Due to the payment of such fees by the Class A Shares of the Funds, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD rules.

THE FUNDS

        First American Funds, Inc. ("FAF") is an open-end management investment company that offers its shares in four different mutual funds, each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in the Funds through separate classes that provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of a Fund represents an undivided proportionate interest in such Fund. FAF is incorporated under the laws of the State of Minnesota, and its principal offices are located at Oaks, Pennsylvania 19456.

        This Prospectus relates only to the Class A Shares of the Funds. Information regarding the Class C and Class D Shares of the Funds is contained in separate prospectuses that may be obtained from the Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES AND POLICIES

        The Adviser will purchase investments for each Fund consistent with its investment objective described below and that meet the quality characteristics established for such Fund. As discussed below, each Fund pursues different strategies in seeking to achieve its investment objective. A Fund's investment objective may not be changed without an affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the outstanding shares of the Fund. The Funds may not always achieve their objectives.

        TAX FREE OBLIGATIONS FUND

        As a fundamental investment objective, Tax Free Obligations Fund seeks to achieve maximum current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. In seeking to achieve this objective and as a fundamental policy, the Fund invests at least 80% of its total assets in municipal obligations, the income from which is exempt from federal income tax. In addition, the Fund may invest up to 20% of its total assets in municipal obligations, the income from which is an item of tax preference for purposes of the federal alternative minimum tax. For more information on these types of securities, see "Investment Restrictions and Techniques - Municipal Obligations" below.

        The Fund may also (i) engage in repurchase agreements with respect to any of its portfolio securities, (ii) purchase credit enhancement agreements to enhance the creditworthiness of its portfolio securities, (iii) lend securities from its portfolio, (iv) purchase the securities described above on a when-issued or delayed-delivery basis, (v) purchase put options with respect to its portfolio securities and (vi) invest in variable or floating rate obligations. See "Investment Restrictions and Techniques" below.

        The Fund may invest up to 20% of its total assets collectively in taxable money market securities including marketable securities issued or guaranteed by the United States Government or its agencies or instrumentalities; certain United States dollar denominated obligations (including bankers acceptances, time deposits, and certificates of deposit, including variable rate certificates of deposit) of banks (including commercial banks, savings banks, and savings and loan associations) organized under the laws of the United States or any state, foreign banks, United States branches of foreign banks, if such banks have total assets of not less than $500 million; and certain corporate and other obligations, including high grade commercial paper, non-convertible corporate debt securities, and loan participation interests with no more than 397 days remaining to maturity as determined pursuant to Rule 2a-7 under the 1940 Act. In addition, the Fund's engagement in lending portfolio securities and in purchasing put options with respect to its portfolio securities may result in taxable income. For defensive purposes, the Fund may temporarily invest more than 20% (up to 100%) of the value of its total assets in taxable money market securities and certain tax-exempt securities, the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of the Adviser, it is advisable to do so in light of prevailing market and economic conditions for purposes of preserving liquidity or capital. See "Investment Restrictions and Techniques" for a discussion of the risks relating to investments in such securities.

        TREASURY OBLIGATIONS FUND

        As a fundamental investment objective, Treasury Obligations Fund seeks to achieve maximum current income consistent with preservation of capital and maintenance of liquidity. In seeking to achieve its investment objective, Treasury Obligations Fund invests in United States Treasury obligations maturing within 397 days or less as determined pursuant to Rule 2a-7 under the 1940 Act and repurchase agreements and reverse repurchase agreements relating to such securities. The Fund may also purchase such securities on a when-issued or delayed-delivery basis and lend securities from its portfolio. For a discussion of these securities and techniques, see "Investment Restrictions and Techniques" below.


MANAGEMENT OF THE FUNDS

        The Board of Directors of FAF has the primary responsibility for overseeing the overall management and electing other officers of FAF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAF.

        INVESTMENT ADVISER

        First Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55480, acts as the Funds' investment adviser through its First Asset Management group. The Adviser provides the Funds with investment research and portfolio management. As of December 31, 1996, the Adviser was managing accounts with an aggregate value of approximately $35 billion, including mutual fund assets in excess of $12 billion. First Bank System, Inc., 601 Second Avenue South, Minneapolis, Minnesota 55480, is the holding company for the Adviser.

        Each Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.40% of the Fund's average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to the Funds from time to time. Any such waiver or reimbursement is voluntary. The Adviser also may absorb or reimburse expenses of a Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering the Funds' overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

        The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling, or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring, or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

        Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that FBS Investment Services, Inc. ("ISI"), a wholly-owned broker-dealer of the Adviser, is not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and shareholders would not suffer adverse financial consequences.

        PORTFOLIO MANAGERS

        JOSEPH M. ULREY III is portfolio co-manager for each of the Funds. He spent 10 years overseeing various functions in the Treasury and Finance Divisions of First Bank System before joining the Adviser. For the past 5 1/2 years Mr. Ulrey has managed assets for individuals and institutional clients of the Adviser. Mr. Ulrey graduated from Macalester College with a bachelor's degree in mathematics/economics and went on to the University of Chicago for his master's in business administration, concentrating in finance.

        JAMES D. PALMER is portfolio co-manager for each of the Funds. Mr. Palmer joined the Adviser in 1992, prior to which he was a securities lending trader and senior master trust accountant with First Trust National Association. Mr. Palmer holds a bachelor's degree from the University of Wisconsin - LaCrosse and a master's of business administration degree from the University of Minnesota.

        CUSTODIAN

        The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of FBS, which also controls the Adviser. As compensation for its services to the Funds, the Custodian is paid 0.03% of each Fund's average daily net assets. In addition, the Custodian is reimbursed by the Funds for its out-of-pocket expenses incurred in providing services to the Funds.

        ADMINISTRATOR


        SEI Investments Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), provides the Funds with certain administrative personnel and services necessary to operate the Funds. Such services include shareholder servicing and certain legal and accounting services. The Administrator provides these personnel and services for compensation at an annual rate equal to 0.07% of each Fund's average daily net assets, subject to a minimum administrative fee during each fiscal year of $50,000; provided, that to the extent the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.055%. The Fund has approved the appointment of First Bank National Association as a sub-administrator (the "Sub-Administrator"), effective January 1, 1998. It is contemplated that the Sub-Administrator will assist SEI in the performance of administrative services for the Fund. The

        Sub-Administrator Agreement provides that SEI will compensate the Sub-Administrator at an annual rate of up to 0.05% of Fund average daily net assets.



        TRANSFER AGENT

        DST Systems, Inc. serves as the transfer agent (the "Transfer Agent") and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.

DISTRIBUTOR

        SEI Investments Distribution Co. (the "Distributor") is the principal distributor for shares of the Funds. The Distributor is a Pennsylvania corporation organized on July 20, 1981, and is the principal distributor for a number of investment companies. The Distributor is a wholly-owned subsidiary of SEI and is located at Oaks, Pennsylvania 19456. The Distributor is not affiliated with the Adviser, First Bank System, Inc., the Custodian and their respective affiliates.

        FAF has adopted a Rule 12b-1 plan and entered into a distribution and shareholder servicing agreement with the Distributor with respect to distribution-related activities and shareholder servicing for the Class A Shares of each Fund. Under this plan and agreement, each Fund pays the Distributor a shareholder servicing fee monthly at an annual rate of 0.25% of the Fund's Class A Shares' average daily net assets. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts.


        The foregoing plan recognizes that the Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any such arrangement to pay such additional costs may be in the form of cash or promotional incentives and may be commenced or discontinued by the Adviser, the Administrator, the Distributor, or any Participating Institutions (as defined below) at any time. The Distributor may engage securities dealers, financial institutions (including, without limitation, banks), and other industry professionals (the "Participating Institutions") to perform share distribution and shareholder support services for the Funds. ISI, a subsidiary of the Adviser, is a Participating Institution. The Distributor or its affiliates will reimburse the Adviser for Fund-related marketing expenses the Adviser incurs through December 31, 1997 in an amount of approximately 0.01% of the Fund's average daily net assets.

        The investment company shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, First Bank National Association or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.


PORTFOLIO TRANSACTIONS

        The Funds anticipate being as fully invested as practicable in debt securities. Most of the Funds' portfolio transactions are effected with dealers at a spread or markup. The dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation. The Funds may authorize the Adviser to place brokerage orders with some brokers who help distribute the Funds' shares, if the Adviser reasonably believes that the commission and transaction quality are comparable to that available from other qualified brokers. Because the Adviser trades a large number of securities, dealers generally are willing to work with the Adviser on a more favorable spread to the Funds than would be possible for most individual investors.


INVESTING IN THE FUNDS

        SHARE PURCHASES

        Shares are sold at their net asset value on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. Shares of each Fund may be purchased as described below. The Funds reserve the right to reject any purchase request.

        THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by a Fund by 12:00 noon Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

        Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service.

        BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

        In order to purchase shares by mail, an investor must:

          *    complete and sign the new account form;

          *    enclose a check made payable to (Fund name); and

          * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

        After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

        BY WIRE. To purchase shares of the Funds by wire, call (800) 637-2548 before 12:00 noon Central time to place an order. All information needed will be taken over the telephone, and the order will be considered received when the Custodian receives payment by wire. If the Custodian does not receive the wire by 12:00 noon Central time, the order will be executed the next business day. Federal funds should be wired as follows: First Bank National Association, Minneapolis, Minnesota; ABA Number 091000022; For Credit to: DST Systems: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed and on federal holidays upon which wire transfers are restricted.

        MINIMUM INVESTMENT REQUIRED

        The minimum initial investment is $1,000, unless the investment is in a retirement plan, in which case the minimum initial investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement in certain cases for employees of First Bank National Association, First Trust National Association, First Bank System, Inc., and their respective affiliates.

        SYSTEMATIC INVESTMENT PROGRAM

        Once an account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in a Fund's shares at the net asset value next determined after an order is received. A shareholder may apply for participation in this program through his or her financial institution or call (800) 637-2548.

        SYSTEMATIC EXCHANGE PROGRAM

        Shares of the Funds also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of First American Investment Funds, Inc. or First American Strategy Funds, Inc. Under a systematic exchange program, an investor initially purchases Class A Shares of a Fund in an amount equal to the total amount of the investment the investor desires to make in the same class of shares of First American Investment Funds or First American Strategy Funds. On a monthly basis a specified dollar amount of a Fund shares is exchanged for shares of the same class of a specified portfolio of First American Investment Funds or First American Strategy Funds. Exchanges of Class A Shares will be subject to the applicable sales charge imposed by the First American Investment Funds portfolio and, accordingly, it may be beneficial for an investor to execute a letter of intent in connection with a Class A Shares systematic exchange program. Shares of First American Strategy Funds are not subject to a sales charge. The systematic exchange program of investing a fixed dollar amount at regular intervals over time in a First American Investment Funds or First American Strategy Funds portfolio has the effect of reducing the average cost per share of the shares of the portfolio acquired. This effect also can be achieved through the First American Investment Funds or First American Strategy Funds systematic investment program, which is described in the applicable prospectuses. A shareholder may apply for participation in the systematic exchange program through his or her financial institution or by calling (800) 637-2548.

        CERTIFICATES AND CONFIRMATIONS

        The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds. Monthly confirmations are sent to report all transactions and dividends paid during that month.

        DIVIDENDS AND DISTRIBUTIONS

        Dividends from net investment income will be accrued daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Funds, unless cash payments are requested by contacting the applicable Fund. Shares purchased through the Fund before 12:00 noon Central time earn dividends that day.

        EXCHANGE PRIVILEGE

        Shareholders may exchange Class A Shares of each Fund for currently available Class A Shares, of the other funds in the First American family. Exchanges of Class A Shares of the Funds will be subject to imposition of sales charges, as applicable, unless such shares are shown to have been originally issued in exchange for shares in the First American family of funds that had a sales charge. Exchanges of shares among the funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

        The ability to exchange shares of the funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

        Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described under "Redeeming Shares - By Mail." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions. See also "Redeeming Shares."

        Telephone exchange instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

        Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 12:00 noon Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor the Funds will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

        Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105.

        The terms of any exchange privileges may be modified or terminated by the Funds at any time. There are currently no additional fees or charges for the exchange service and the Funds do not contemplate establishing such fees or charges, although each Fund reserves the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.


REDEEMING SHARES

        Each Fund redeems shares at the net asset value next determined after the Transfer Agent receives the redemption request. Redemptions will be made on days on which a Fund computes its net asset value. Redemptions can be made as described below and must be received in proper form.

        BY TELEPHONE

        A shareholder may redeem shares of the Funds, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution to be assured same day processing and redemption requests must be transmitted to and received by a Fund by 12:00 noon Central time for same day processing. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Redemptions processed by 12:00 noon Central time will not receive that day's dividend. Redemption requests placed after that time will earn that day's dividend, but will not receive proceeds until the following day.

        Shareholders who did not purchase their shares through a financial institution may redeem Fund shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. Wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time a Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

        In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be considered. Neither the Transfer Agent nor the Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

        BY MAIL

        Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the applicable Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.

        Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

          * a trust company or commercial bank, the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

          * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or the National Association of Securities Dealers;

          * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

          * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

        The Funds do not accept signatures guaranteed by a notary public.

        The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

        BY CHECKING ACCOUNT

        At the shareholder's request, the Transfer Agent will establish a checking account for redeeming Fund shares. With a Fund checking account, shares may be redeemed simply by writing a check for $100 or more. The redemption will be made at the net asset value on the date that the Transfer Agent presents the check to a Fund. A check may not be written to close an account. If a shareholder wishes to redeem shares and have the proceeds available, a check may be written and negotiated through the shareholder's bank. Checks should never be sent to the Transfer Agent to redeem shares. Copies of canceled checks are available upon request. A fee is charged for this service. For further information, contact the Funds.

        BY SYSTEMATIC WITHDRAWAL PROGRAM

        Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply for participation in this program through his or her financial institution.

        REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

        When shares are purchased by check or with funds transferred through the Automated Clearing House, the proceeds of redemption of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

        ACCOUNTS WITH LOW BALANCES

        Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Funds' net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.

DETERMINING THE PRICE OF SHARES

        The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange is open for business, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order to purchase Fund shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Funds' shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. It is the responsibility of Participating Institutions to promptly forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or a Fund may require additional documents to evidence appropriate authority in order to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

        The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding.

        Securities in the Funds' portfolio are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. The Funds' other assets are valued by a method which the FAF Board of Directors believes would accurately reflect fair value.


TAXES


        The Funds will distribute all of their net income to shareholders. Dividends paid by Treasury Obligations Fund will be taxable as ordinary income to shareholders, whether reinvested or received in cash. Tax Free Obligations Fund intends to take all actions required under the Internal Revenue Code of 1986 (as amended) to ensure that it may pay "exempt-interest dividends." If the Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excludable from gross income of the Fund's shareholders. Distributions paid from other interest income will be taxable to shareholders as ordinary income. Tax Free Obligations Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference. For federal income tax purposes, an alternative minimum tax

        ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend upon each shareholder's tax situation.

        Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the AMT for all taxpayers. Tax Free Obligations Fund may invest up to 20% of its total assets in securities the interest on which is treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the AMT. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.


        For a more detailed discussion of the taxation of the Funds and the tax consequences of an investment in the Funds, see "Taxes" in the Statement of Additional Information.


FUND SHARES

        Each share of the Funds is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

        Each share of the Funds has one vote. On some issues, such as the election of directors, all shares of all FAF funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular fund or class, the shares of that fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a fund or to approve, disapprove or alter a distribution plan pertaining to a class.

        The Bylaws of FAF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.


CALCULATION OF PERFORMANCE DATA

        From time to time each Fund may advertise its "yield," "effective yield" and, in the case of Tax Free Obligations Fund, "tax equivalent yield" in advertisements or in reports or other communications with shareholders. These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Tax-equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated income tax bracket. Tax equivalent yield is computed by dividing that income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax exempt.

        Advertisements and other sales literature for a Fund may refer to the Fund's "cumulative total return" and "average annual total return." Total return is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming dividend distributions are reinvested. A cumulative total return reflects the Funds' performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

        Performance quotations are computed separately for Class A, Class C and Class D Shares of each Fund. The performance of each class will differ due to the varying levels of distribution fees and shareholder service fees applicable to each class.


INVESTMENT RESTRICTIONS AND TECHNIQUES

        GENERAL

        The Funds are subject to the investment restrictions of Rule 2a-7 under the 1940 Act in addition to other policies and restrictions discussed herein. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Under Rule 2a-7, securities which are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each

        Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of the Adviser to determine that the Funds' investments present only "minimal credit risk" and are Eligible Securities. The Board of Directors of FAF has established written guidelines and procedures for the Adviser and oversees the Adviser's determination that the Funds' portfolio securities present only "minimal credit risk" and are Eligible Securities.

        Rule 2a-7 requires, among other things, that Treasury Obligations Fund may not invest, other than in United States "Government Securities" (as defined in the 1940 Act), more than 5% of its total assets in securities of a single issuer; provided, that the Fund may invest in First Tier Securities (as defined in Rule 2a-7) in excess of that limitation for a period of up to three business days after the purchase thereof provided that the Fund may not make more than one such investment at any time. Rule 2a-7 also requires that Treasury Obligations Fund may not invest, other than in United States Government securities, (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer.

        In order to provide shareholders with full liquidity, each Fund has implemented the following practices to maintain a constant price of $1.00 per share: limiting the portfolio's dollar-weighted average maturity to 90 days or less and buying securities which mature within 397 days from the date of acquisition as determined pursuant to Rule 2a-7 under the 1940 Act. The Funds cannot guarantee a $1.00 share price but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. All money market instruments, including United States Government securities, can change in value when interest rates or an issuer's creditworthiness changes. The value of the securities in the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates, with the amount of such variation depending primarily upon the period of time remaining to maturity of the security. If the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations.


        As a non-fundamental policy, neither Fund will purchase a security if, as a result, more than 10% of its net assets would be in illiquid assets including time deposits and repurchase agreements maturing in more than seven days. As a fundamental policy, neither Fund will purchase a security if, as a result, 25% or more of its assets would be in any single industry provided that there is no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks.

        Unless otherwise stated, the policies described above in this section for the Funds are non-fundamental and may be changed by a vote of the Board of Directors. The Funds have adopted certain other investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

        If a percentage limitation under this section or "Investment Objectives and Policies," or under "Investment Restrictions" in the Statement of Additional Information, is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation except in the case of the limitation on illiquid investments.

        The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and a greater fluctuation in value. All securities in the portfolio are purchased with and payable in United States dollars.

        MUNICIPAL OBLIGATIONS

        As described under "Investment Objectives and Policies," Tax Free Obligations Fund invests principally in municipal obligations such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions.

        The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

        Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

        The Fund's investment in municipal bonds and other debt obligations that are purchased from financial institutions such as commercial and investment banks, savings associations and insurance companies may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax.

        In addition, Tax Free Obligations Fund may invest in other federal income tax-free securities such as (i) tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues, (ii) bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds,
        (iii) variable and floating rate obligations including variable rate demand notes, and (iv) participation, trust and partnership interests in any of the foregoing obligations.

        LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES

        Tax Free Obligations Fund's investments in taxable money market securities may include loan participation interests. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Adviser to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it, as a non-fundamental policy, will be limited, together with other illiquid investments, to not more than 10% of the Fund's net assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 that meet the criteria for liquidity established by the Board of Directors are considered liquid. Consequently, Tax Free Obligations Fund does not intend to subject such securities to the limitation applicable to restricted securities. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


        SECURITIES OF FOREIGN BANKS AND BRANCHES

        Because Tax Free Obligations Fund's investments in taxable money market securities may include securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the Fund. Additionally, there may be less public information available about foreign banks and their branches. The Adviser carefully considers these factors when making investments. The Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

        UNITED STATES GOVERNMENT SECURITIES

        The Funds may invest in securities issued or guaranteed as to principal or interest by the United States Government, or, political subdivisions, agencies or instrumentalities of the United States Government. These investments include direct obligations of the United States Treasury such as United States Treasury bonds, notes, and bills. The Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. In addition to Treasury securities, the Funds may invest in securities, such as notes, bonds, and discount notes which are issued or guaranteed by agencies of the United States Government and various instrumentalities which have been established or sponsored by the United States Government. Except for United States Treasury securities, these United States Government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Adviser considers securities guaranteed by an irrevocable letter of credit issued by a government agency to be guaranteed by that agency.

        United States Treasury obligations include bills, notes and bonds issued by the United States Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying United States Treasury obligations. The Fund's investments in STRIPS will be limited to components with maturities of less than 397 days and the Fund will not actively trade such components.

        REPURCHASE AGREEMENTS

        Each Fund may engage in repurchase agreements with respect to any of its portfolio securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a mutually agreed upon time and price. The Funds may engage in repurchase agreements with any member bank of the Federal Reserve System or dealer in United States Government securities. Repurchase agreements usually are for short periods, such as under one week, not to exceed 30 days. In all cases, the Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering a repurchase agreement. In the event of bankruptcy of the other party to a repurchase agreement, the Funds might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Funds purchased may have decreased, the Funds could experience a loss.

        REVERSE REPURCHASE AGREEMENTS

        Treasury Obligations Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. The Fund will not enter into reverse repurchase agreements to increase income (leveraging), and it will only enter into such agreements for temporary or emergency purposes, for the purpose of meeting redemption requests which might otherwise require the untimely disposition of assets. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable Treasury Obligations Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that Treasury Obligations Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of Treasury Obligations Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.

        During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, Treasury Obligations Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

        CREDIT ENHANCEMENT AGREEMENTS

        Tax Free Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on the Fund's investment securities. Although each investment security, at the time it is purchased, must meet the Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the Adviser, through yield and credit analysis, deems that credit enhancement of certain of the Fund's securities is advisable. As a non-fundamental policy, the Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of the Fund's total assets.

        PUT OPTIONS

        Tax Free Obligations Fund may purchase tax-exempt securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. The Fund may pay a higher price for a tax-exempt security with a put than would be paid for the same security without a put. The primary purpose of purchasing such securities with puts is to permit the Fund to be as fully invested as practicable in tax-exempt securities while at the same time providing the Fund with appropriate liquidity.

        VARIABLE AND FLOATING RATE OBLIGATIONS

        Certain of the obligations in which Tax Free Obligations Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days. The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

        LENDING OF PORTFOLIO SECURITIES

        Each Fund may from time to time lend securities from its portfolio to brokers, dealers, and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities. Such loans may not exceed one-third of the value of a Fund's total assets. The Funds will pay a portion of the income earned on a lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans. For additional information, see "Investment Restrictions" in the Statement of Additional Information.

        WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

        The Funds may purchase the securities described above on a when-issued or delayed-delivery basis. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction. Securities purchased on a when-issued or delayed-delivery basis are subject to market fluctuation and no interest accrues to the Funds during the period prior to settlement. At the time a Fund commits to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds will also establish a segregated account with its Custodian in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities. The Funds will not purchase securities on a when-issued or delayed-delivery basis if, as a result thereof, more than 15% of each Fund's net assets would be so invested.

        MONEY MARKET FUNDS

        Each of the Funds may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the investing Fund. The Adviser will waive its advisory fee on amounts which are invested in such other money market funds. The money market funds in which a Fund may invest include other money market funds advised by the Adviser. Investments by a Fund in other money market funds advised by the Adviser are subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission.

        INFORMATION CONCERNING COMPENSATION PAID TO FIRST TRUST NATIONAL ASSOCIATION AND ITS AFFILIATES

        First Trust National Association ("First Trust") may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") which invest in the Funds. This section sets forth information concerning compensation that First Trust and its affiliates may receive from a Fund.

        First Trust, as custodian for the assets of the Funds, receives the custodian fees specified herein under the caption "Management-- Custodian."

        First Bank National Association, which is under common ownership with First Trust, acts as investment adviser to the Fund and receives the advisory fees specified herein under the caption "Management--Investment Adviser."

        First Trust and its affiliates may receive shareholder servicing fees in the amounts specified herein under the caption "Distributor." First Trust also may act as securities lending agent in connection with the Funds' securities lending transactions and receive, as compensation for such services, fees equal to 40% of the Funds' income from such securities lending transactions.

FIRST AMERICAN FUNDS, INC.
Oaks, Pennsylvania 19456


INVESTMENT ADVISER
FIRST BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402


CUSTODIAN
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456


ADMINISTRATOR
SEI INVESTMENTS MANAGEMENT
CORPORATION
Oaks, Pennsylvania 19456


TRANSFER AGENT
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105


INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402


COUNSEL
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402






FAF-1901 (7/97) R

                                                                     APPENDIX IX



FIRST AMERICAN FUNDS, INC.


MONEY MARKET FUNDS

Institutional Class

Tax Free Obligations Fund





                                   PROSPECTUS


                               September 12, 1997





[LOGO] FIRST AMERICAN FUNDS
The power of disciplined investing

FIRST AMERICAN FUNDS, INC.
Oaks, Pennsylvania 19456

INSTITUTIONAL CLASS PROSPECTUS

        The shares described in this Prospectus represent interests in First American Funds, Inc., which consists of mutual funds with four different investment portfolios and objectives. This Prospectus relates to the Class C Shares of the following fund (the "Fund"):

                         * TAX FREE OBLIGATIONS FUND

        Class C Shares of the Fund are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity.

        The Fund seeks to achieve maximum current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. The Fund pursues its objective by investing in money market instruments, the income from which is exempt from federal income tax. The Fund is a diversified open-end mutual fund.

        SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

        This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference.


        A Statement of Additional Information dated September 12, 1997 for the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Fund, call
        (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."


        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is September 12, 1997.

TABLE OF CONTENTS


                                               PAGE
                                               ----

SUMMARY OF FUND EXPENSES ....................    4
    Class C Share Fees and Expenses .........    4
    Information Concerning Fees and
      Expenses ..............................    5

THE FUND ....................................    6

INVESTMENT OBJECTIVES AND POLICIES ..........    6

MANAGEMENT OF THE FUND ......................    7
    Investment Adviser ......................    7
    Portfolio Managers ......................    8
    Custodian ...............................    9
    Administrator ...........................    9
    Transfer Agent ..........................    9

DISTRIBUTOR .................................    9

PORTFOLIO TRANSACTIONS ......................   10

PURCHASE AND REDEMPTION OF SHARES ...........   11
    Share Purchases and Redemptions .........   11
    What Shares Cost ........................   12
    Exchanging Securities for Fund
      Shares ................................   12
    Certificates and Confirmations ..........   12
    Dividends ...............................   12
    Capital Gains ...........................   13
    Exchange Privilege ......................   13

TAXES .......................................   13

FUND SHARES .................................   14

CALCULATION OF PERFORMANCE DATA .............   15

INVESTMENT RESTRICTIONS AND TECHNIQUES ......   15
    General Restrictions ....................   15
    Municipal Obligations ...................   17
    Loan Participations; Section 4(2)
      and Rule 144A Securities ..............   18
    Securities of Foreign Banks and
      Branches ..............................   19
    United States Government
      Securities ............................   19
    Repurchase Agreements ...................   20
    Credit Enhancement Agreements ...........   20
    Put Options .............................   21
    Variable and Floating Rate
      Obligations ...........................   21
    Lending of Portfolio Securities .........   21
    When-Issued and Delayed-
      Delivery Securities ...................   22
    Money Market Funds ......................   22
    Information Concerning
      Compensation Paid to First Trust
      National Association and Its
      Affiliates ............................   22

SUMMARY OF FUND EXPENSES

CLASS C SHARE FEES AND EXPENSES


                                                                 TAX FREE
                                                              OBLIGATIONS
                                                                     FUND

  SHAREHOLDER TRANSACTION EXPENSES

  Maximum sales load imposed on
  purchases                                                          None

  Maximum sales load imposed on
  reinvested dividends                                               None

  Deferred sales load                                                None

  Redemption fees                                                    None

  Exchange fees                                                      None

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Investment advisory fees (after
  voluntary fee waivers and
  reimbursements)(1)                                                0.11%

  Rule 12b-1 fees                                                    None

  Other expenses(1)                                                 0.34%

  Total fund operating expenses
  (after voluntary fee waivers and
  reimbursements)(1)                                                0.45%

  EXAMPLE(2)

  You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

    1 year                                                         $   5

    3 years                                                        $  14


(1) First Bank National Association, the investment adviser for the Fund, intends to waive a portion of its fees and/or reimburse expenses on a voluntary basis, and the amounts shown above reflect these waivers and reimbursements as of the date of this Prospectus. The Fund's investment adviser intends to maintain such waivers and reimbursements until September 30, 1998. Absent any fee waivers or reimbursements, investment advisory fees for the Fund as an annualized percentage of average daily net assets would be 0.40%; and total fund operating expenses with respect to Class C Shares calculated on such basis would be 0.74% for the Fund. Other expenses include an annual administration fee.

(2) Absent the voluntary reduction of fees the dollar amounts for the 1 and 3-year periods in the example above would be $8 and $24 for the Fund.

        INFORMATION CONCERNING FEES AND EXPENSES

        The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. THE DATA CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the tables relates only to the Class C Shares of the Fund. The Fund also offers Class A and Class D Shares which are subject to the same expenses and additional sales, shareholder servicing and/or distribution expenses.

        Investment advisory fees are paid by the Fund to First Bank National Association (the "Adviser") for managing its investments. The examples in the above table are based on annual operating expenses for the Fund after voluntary fee waivers and expense reimbursements by the Adviser. Prior to fee waivers, investment advisory fees accrue at the annual rate of 0.40% of the average daily net assets of the Fund. "Other expenses" include administrative fees which are paid by the Fund to SEI Investments Management Corporation (the "Administrator") for providing various services necessary to operate the Fund. These include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated as described under "Management of the Fund - Administrator" below. "Other expenses" in the tables are based on estimates.

THE FUND

        First American Funds, Inc. ("FAF") is an open-end management investment company which offers its shares in four different mutual funds, each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in the Fund through separate classes that provide for variations in shareholder servicing fees, distribution costs, voting rights and dividends. Except for these differences among classes, each share of the Fund represents an undivided proportionate interest in the Fund. FAF is incorporated under the laws of the State of Minnesota, and its principal offices are located at Oaks, Pennsylvania 19456.

        This Prospectus relates only to the Class C Shares of the Fund named on the cover hereof. Information regarding the Class A and Class D Shares of the Fund is contained in separate prospectuses that may be obtained from the Fund's Distributor, SEI Investments Distribution Co., Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES AND POLICIES

        As a fundamental investment objective, the Fund seeks to achieve maximum current income exempt from federal income taxes consistent with preservation of capital and maintenance of liquidity. The Adviser will purchase investments for the Fund consistent with such investment objective. The Fund's investment objective may not be changed without an affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Fund. The Fund may not always achieve its objectives.

        In seeking to achieve its investment objective and as a fundamental policy, the Fund invests at least 80% of its total assets in municipal obligations, the income from which is exempt from federal income tax. In addition, the Fund may invest up to 20% of its total assets in municipal obligations, the income from which is an item of tax preference for purposes of the federal alternative minimum tax. For more information on these types of securities, see "Investment Restrictions and Techniques - Municipal Obligations" below.

        The Fund may also (i) engage in repurchase agreements with respect to any of its portfolio securities, (ii) purchase credit enhancement agreements to enhance the creditworthiness of its portfolio securities,
        (iii) lend securities from its portfolio, (iv) purchase the securities described above on a when-issued or delayed-delivery basis, (v) purchase put options with respect to its portfolio securities and (vi) invest in variable or floating rate obligations.

        For more information on these techniques, see "Investment Restrictions and Techniques" below.

        The Fund may invest up to 20% of its total assets collectively in taxable money market securities including marketable securities issued under or guaranteed by the United States Government or its agencies or instrumentalities; certain United States dollar denominated obligations (including bankers' acceptances, time deposits, and certificates of deposit, including variable rate certificates of deposit) of banks (including commercial banks, savings banks and savings and loan associations) organized under the laws of the United States or any state, foreign banks, United States branches of foreign banks, if such banks have total assets of not less than $500 million and certain corporate and other obligations including high grade commercial paper, nonconvertible corporate debt securities, and loan participation interests with no more than 397 days remaining to maturity as determined pursuant to Rule 2a-7 under the 1940 Act. In addition, the Fund's engagement in lending portfolio securities and in purchasing put options with respect to its portfolio securities may result in taxable income. For defensive purposes, the Fund may temporarily invest more than 20% (up to 100%) of the value of its total assets in taxable money market securities and certain tax-exempt securities, the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of the Adviser, it is advisable to do so in light of prevailing market and economic conditions for purposes of preserving liquidity or capital. See "Investment Restrictions and Techniques" for a discussion of the risks relating to investments in such securities.


MANAGEMENT OF THE FUND

        The Board of Directors of FAF has the primary responsibility for overseeing the overall management and electing other officers of FAF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAF.

        INVESTMENT ADVISER

        First Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55480, acts as the Fund's investment adviser through its First Asset Management group. The Adviser provides the Fund with investment research and portfolio management. As of December 31, 1996, the Adviser was managing accounts with an aggregate value of approximately $35 billion, including mutual fund assets in excess of $12 billion. First Bank System, Inc., 601 Second Avenue South, Minneapolis, Minnesota 55480, is the holding company for the Adviser.

        The Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.40% of the Fund's average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

        The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling, or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring, or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

        Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Fund has received an opinion from its counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that FBS Investment Services, Inc. ("ISI"), a wholly-owned broker-dealer of the Adviser, is not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and shareholders would not suffer adverse financial consequences.

        PORTFOLIO MANAGERS

        JOSEPH M. ULREY III is portfolio co-manager for the Fund. He spent 10 years overseeing various functions in the Treasury and Finance Divisions of First Bank System before joining the Adviser. For the past 5 1/2 years Mr. Ulrey has managed assets for individuals and institutional clients of the Adviser. Mr. Ulrey graduated from Macalester College with a bachelor's degree in mathematics/economics and went on to the University of Chicago for his master's in business administration, concentrating in finance.

        JAMES D. PALMER is portfolio co-manager for the Fund. Mr. Palmer joined the Adviser in 1992, prior to which he was a securities lending trader and senior master trust accountant with First Trust National Association. Mr. Palmer holds a bachelor's degree from the University of Wisconsin - LaCrosse and a master's of business administration degree from the University of Minnesota.

        CUSTODIAN

        The custodian of the Fund's assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of FBS, which also controls the Adviser. As compensation for its services to the Fund, the Custodian is paid 0.03% of the Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred in providing services to the Fund.

        ADMINISTRATOR


        SEI Investments Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. The Administrator provides these personnel and services for compensation at an annual rate equal to 0.07% of the Fund's average daily net assets, subject to a minimum administrative fee during each fiscal year of $50,000; provided, that to the extent that the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.055%. The Fund has approved the appointment of First Bank National Association as a sub-administrator (the "Sub-Administrator"), effective January 1, 1998. It is contemplated that the Sub-Administrator will assist SEI in the performance of administrative services for the Fund. The Sub-Administrator Agreement provides that SEI will compensate the Sub-Administrator at an annual rate of up to 0.05% of the Fund's average daily net assets.



        TRANSFER AGENT

        DST Systems, Inc. serves as the transfer agent (the "Transfer Agent") and dividend disbursing agent for the Fund. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

        SEI Investments Distribution Co. (the "Distributor") is the principal distributor for shares of the Fund. The Distributor is a Pennsylvania corporation organized on July 20, 1981, and is the principal distributor for a number of investment companies. The Distributor is a wholly-owned subsidiary of SEI and is located at Oaks, Pennsylvania 19456. The Distributor is not affiliated with the Adviser, First Bank System, Inc., the Custodian and their respective affiliates.


        The Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. They also may discontinue any payment of such costs at any time. The Distributor may engage securities dealers, financial institutions (including, without limitation, banks), and other industry professionals (the "Participating Institutions") to perform share distribution and shareholder support services for the Fund. The Distributor or its affiliates will reimburse the Adviser for Fund-related marketing expenses the Adviser incurs through December 31, 1997 in an amount of approximately 0.01% of the Fund's average daily net assets.


        ISI, a subsidiary of the Adviser, is a Participating Institution. The Adviser currently pays ISI 0.25% of the portion of the Fund's average daily net assets attributable to Class C Shares for which ISI is responsible in connection with ISI's distribution of shares and/or provision of shareholder support services.

        The investment company shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, First Bank National Association or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.


PORTFOLIO TRANSACTIONS

        The Fund anticipates being as fully invested as practicable in debt securities. Most of the Fund's portfolio transactions are effected with dealers at a spread or markup. The dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation. The Fund may authorize the Adviser to place brokerage orders with some brokers who help distribute the Fund's shares, if the Adviser reasonably believes that the commission and transaction quality are comparable to that available from other qualified brokers. Because the Adviser trades a large number of securities, dealers generally are willing to work with the Adviser on a more favorable spread to the Fund than would be possible for most individual investors.

PURCHASE AND REDEMPTION OF SHARES

        SHARE PURCHASES AND REDEMPTIONS

        Shares are sold and redeemed on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). Payment for Class C Shares may be made only by wire. Wire transfers of federal funds for share purchases should be sent to First Bank National Association, Minneapolis, Minnesota; ABA Number 091000022; For Credit to: DST Systems, Inc.; Account Number 160234580266; For Further Credit to: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed and on federal holidays restricting wire transfers. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing and purchase orders must be transmitted to and received by the Fund by 12:00 noon Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

        Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before the time specified above, and the Custodian receives Federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The purchase price is the net asset value per share, which is expected to remain constant at $1.00, next determined after the purchase order is effective. The net asset value per share is calculated as of 3:00 p.m. Central time, each Business Day based on the amortized cost method. The Fund reserves the right to reject a purchase order when the Transfer Agent determines that it is not in the best interest of the Fund and/or shareholder(s) to accept such purchase order.

        The Fund is required to redeem for cash all full and fractional shares of the Fund. The redemption price is the net asset value per share of the Fund (normally $1.00 per share) next determined after receipt by the Transfer Agent of the redemption order.

        Redemption orders may be made any time before 12:00 noon Central time, if redeeming directly through the Fund, or by the time specified by the financial institution if redeeming through a financial institution, in order to receive that day's redemption price. For redemption orders received before such times, payment will be made the same day by transfer of Federal funds. Otherwise, payment will be made on the next Business Day. Redeemed shares are not entitled to dividends declared on the day the redemption order is effective.

        WHAT SHARES COST

        Class C Shares of the Fund are sold at their net asset value next determined after an order is received and accepted by the Fund. There is no sales charge imposed on Class C Shares by the Fund. The term "net asset value per share" or "NAV" refers to the worth or price of one share. NAV is computed by adding the value of the Fund's securities plus cash and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding.

        Securities in the Fund's portfolio are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. The Fund's other assets are valued by a method which the Board of Directors believes would accurately reflect fair value.

        The net asset value is determined at 3:00 p.m. Central time, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) on the following federal holidays: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, the net asset value will not be calculated on Good Friday.

        EXCHANGING SECURITIES FOR FUND SHARES

        The Fund may accept securities in exchange for Fund shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by the Fund will be valued in the same manner that the Fund values its assets. The basis of the exchange will depend upon the net asset value of the Fund shares on the day the securities are valued.

        CERTIFICATES AND CONFIRMATIONS

        The Transfer Agent for the Fund maintains a share account for each shareholder of record. Share certificates are not issued by the Fund. Monthly confirmations are sent to report transactions such as purchases and redemptions as well as dividends paid during the month.

        DIVIDENDS

        Dividends are declared daily and paid monthly. Shares purchased through the Fund by wire before 12:00 noon Central time begin earning dividends that day. Shares purchased by check begin earning dividends on the day after the check is converted into federal funds. Dividends are automatically reinvested in additional shares of the Fund unless cash payments are requested by contacting the Fund. Whether dividends are paid in cash or are reinvested in additional shares, they will be taxable as ordinary income under the Code. The amount of dividends payable on Class C Shares generally will be more than the dividends payable on the Class A and Class D Shares because Class C Shares are not charged a distribution or shareholder servicing fee.

        CAPITAL GAINS

        The Fund does not expect to incur any capital gains or losses. If, for some extraordinary reason, the Fund realizes net long-term capital gains, they will distribute them at least once every 12 months.

        EXCHANGE PRIVILEGE

        Shareholders may exchange Class C Shares of the Fund at net asset value for currently available Class C Shares of other funds in the First American family. There is currently no fee for this service and the Fund does not currently contemplate establishing such a charge, although it reserves the right to do so. The ability to exchange shares of the Fund does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent or financial institution. Neither the Transfer Agent nor the Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures. These procedures may include taping of telephone conversations.


TAXES

        The Fund will distribute all of its net income to shareholders. The Fund intends to take all actions required under the Internal Revenue Code of 1986 (as amended) to ensure that it may pay "exempt-interest dividends." If the Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excluded from the gross income of the Fund's shareholders.

        Distributions paid from other interest income will be taxable to shareholders as ordinary income. For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend upon each shareholder's tax situation.

        Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the AMT for all taxpayers. The Fund may invest up to 20% of its total assets in securities the interest on which is treated as an item of tax preference that is included in alternative minimum taxable income for purposes of calculating the AMT. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.


        For a more detailed discussion of the taxation of the Fund and the tax consequences of an investment in the Fund, see "Taxes" in the Statement of Additional Information.


FUND SHARES

        Each share of the Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.

        Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all FAF funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular fund or class, the shares of that fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a fund or to approve, disapprove or alter a distribution plan pertaining to a class.

        The Bylaws of FAF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

CALCULATION OF PERFORMANCE DATA

        From time to time the Fund may advertise its "yield," "effective yield" and "tax equivalent yield" in advertisements or in reports or other communications with shareholders. These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Tax equivalent yield" is that yield which a taxable investment must generate in order to equal the Fund's yield for an investor in a stated income tax bracket. Tax equivalent yield is computed by dividing that income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax exempt.

        Advertisements and other sales literature for the Fund may refer to the Fund's "cumulative total return" and "average annual total return." Total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund assuming dividend distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's performance, they are not the same as actual year-by-year results.

        Performance quotations are computed separately for Class A, Class C and Class D Shares of the Fund. The performance of each class of shares will differ due to the varying levels of distribution fees and shareholder service fees applicable to each class.


INVESTMENT RESTRICTIONS AND TECHNIQUES

        GENERAL RESTRICTIONS

        The Fund is subject to the investment restrictions of Rule 2a-7 under the 1940 Act in addition to their other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Under Rule 2a-7, securities which are subject to certain types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of the Adviser to determine that the Fund's investments present only "minimal credit risk" and are Eligible Securities. The Board of Directors of FAF has established written guidelines and procedures for the Adviser and oversees the Adviser's determination that the Fund's portfolio securities present only "minimal credit risk" and are Eligible Securities.

        In order to provide shareholders with full liquidity, the Fund has implemented the following practices to maintain a constant price of $1.00 per share: limiting the portfolio's dollar-weighted average maturity to 90 days or less and buying securities which mature within 397 days from the date of acquisition as determined pursuant to Rule 2a-7 under the 1940 Act. The Fund cannot guarantee a $1.00 share price but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. All money market instruments, including United States Government securities, can change in value when interest rates or an issuer's creditworthiness changes. The value of the securities in the Fund's portfolios can be expected to vary inversely with changes in prevailing interest rates, with the amount of such variation depending primarily upon the period of time remaining to maturity of the security. If the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations.


        As a non-fundamental policy, the Fund will not purchase a security if, as a result, more than 10% of its net assets would be in illiquid assets including time deposits and repurchase agreements maturing in more than seven days. As a fundamental policy, the Fund will not purchase a security if, as a result, 25% or more of its assets would be in any single industry, provided that there is no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commerical banks, excluding for this purpose, foreign branches of domestic commercial banks.


        The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities. These other securities may have less stability of principal, be less liquid, and fluctuate more in value than the securities in which the Fund invests. All securities in the Fund's portfolio are purchased with and payable in United States dollars.

        Unless otherwise stated, the policies described above in this section and under "Investment Objectives and Policies" for the Fund are non-fundamental and may be changed by a vote of the Board of Directors. The Fund has adopted certain other investment restrictions, which are set forth in detail in the Statement of Additional Information. These restrictions are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

        If a percentage limitation under this section or "Investment Objectives and Policies" or under "Investment Restrictions" in the Statement of Additional Information, is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation except in the case of the limitation on illiquid investments.

        MUNICIPAL OBLIGATIONS

        As described under "Investment Objectives And Policies," the Fund invests principally in municipal obligations such as municipal bonds and other debt obligations. These municipal bonds and debt obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions.

        The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

        Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity.

        Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

        The Fund's investment in municipal bonds and other debt obligations that are purchased from financial institutions such as commercial and investment banks, savings associations and insurance companies may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax.

        In addition, the Fund may invest in other federal income tax-free securities such as (i) tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues, (ii) bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds, (iii) variable and floating rate obligations, including variable rate demand notes, and
        (iv) participation, trust and partnership interests in any of the foregoing obligations.

        LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES

        The Fund may invest in taxable money market securities such as loan participation interests. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Adviser to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it, as a non-fundamental policy, will be limited, together with other illiquid investments, to not more than 10% of the Fund's net assets. Commercial paper issued in reliance on the exemption from registration afforded by
        Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 that meet the criteria for liquidity established by the Board of Directors are considered liquid. Consequently, the Fund does not intend to subject such securities to the limitation applicable to restricted securities. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


        SECURITIES OF FOREIGN BANKS AND BRANCHES

        Because the Fund's investments in taxable money market securities may include securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the Fund. Additionally, there may be less public information available about foreign banks and their branches. The Adviser carefully considers these factors when making investments. The Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

        UNITED STATES GOVERNMENT SECURITIES

        The Fund may invest in direct obligations of the United States Treasury such as United States Treasury bonds, notes, and bills. The Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. In addition to Treasury securities, the Fund may invest in securities, such as notes, bonds, and discount notes which are issued or guaranteed by agencies of the United States Government and various instrumentalities which have been established or sponsored by the United States Government. Except for United States Treasury securities, these United States Government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Adviser considers securities guaranteed by an irrevocable letter of credit issued by a government agency to be guaranteed by that agency.

        United States Treasury obligations include bills, notes and bonds issued by the United States Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying United States Treasury obligations. The Fund's investments in STRIPS will be limited to components with maturities of less than 397 days and the Fund will not actively trade such components.

        REPURCHASE AGREEMENTS

        The Fund may engage in repurchase agreements with respect to any of its portfolio securities. In a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a mutually agreed upon time and price. The Fund may engage in repurchase agreements with any member bank of the Federal Reserve System or dealer in United States Government securities. Repurchase agreements usually are for short periods, such as under one week, not to exceed 30 days. In all cases, the Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering a repurchase agreement. In the event of bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss.

        CREDIT ENHANCEMENT AGREEMENTS

        The Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on the Fund's investment securities. Although each investment security, at the time it is purchased, must meet the Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when the Adviser, through yield and credit analysis, deems that credit enhancement of certain of the Fund's securities is advisable. As a non-fundamental policy, the Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of the Fund's total assets.

        PUT OPTIONS

        The Fund may purchase tax-exempt securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. The Fund may pay a higher price for a tax-exempt security with a put than would be paid for the same security without a put. The primary purpose for purchasing such securities with puts is to permit the Fund to be as fully invested as practicable in tax-exempt securities while at the same time providing the Fund with appropriate liquidity.

        VARIABLE AND FLOATING RATE OBLIGATIONS

        Certain of the obligations in which the Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. Variable or floating rate instruments with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days. The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

        LENDING OF PORTFOLIO SECURITIES

        The Fund may from time to time lend securities from its portfolio to brokers, dealers, and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities. Such loans may not exceed one-third of the value of the lending Fund's total assets. The Fund will pay a portion of the income earned on a lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans. For additional information, see "Investment Restrictions" in the Statement of Additional Information.

        WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

        The Fund may purchase the securities described above on a when-issued or delayed-delivery basis. The settlement dates for these types of transactions are determined by mutual agreement of the parties and may occur a month or more after the parties have agreed to the transaction. Securities purchased on a when-issued or delayed-delivery basis are subject to market fluctuation and no interest accrues to the Fund during the period prior to settlement. At the time the Fund commits to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with its Custodian in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result thereof, more than 15% of that Fund's net assets would be so invested.

        MONEY MARKET FUNDS

        The Fund may invest, to the extent permitted by the 1940 Act, in securities issued by other money market funds, provided that the permitted investments of such other money market funds constitute permitted investments of the investing Fund. The Adviser will waive its advisory fee on amounts which are invested in such other money market funds. Investments by the Fund in such other Fund are subject to restrictions contained in an exemptive order issued by the Securities and Exchange Commission.

        INFORMATION CONCERNING COMPENSATION PAID TO FIRST TRUST
        NATIONAL ASSOCIATION AND ITS AFFILIATES

        First Trust National Association ("First Trust") may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") which invest in the Fund. This section sets forth information concerning compensation that First Trust and its affiliates may receive from the Fund.

        First Trust, as custodian for the assets of the Fund, receives the custodian fees specified herein under the caption "Management-- Custodian."

        First Bank National Association, which is under common ownership with First Trust, acts as investment adviser to the Funds and receives the advisory fees specified herein under the caption "Management--Investment Adviser."

        First Trust also may act as securities lending agent in connection with the Fund's securities lending transactions and receive, as compensation for such services, fees equal to 40% of the Fund's income from such securities lending transactions.

FIRST AMERICAN FUNDS, INC.
Oaks, Pennsylvania 19456


INVESTMENT ADVISER
FIRST BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402


CUSTODIAN
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456


ADMINISTRATOR
SEI INVESTMENTS MANAGEMENT
CORPORATION
Oaks, Pennsylvania 19456


TRANSFER AGENT
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105


INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402


COUNSEL
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402





FAF-1902 (7/97) I

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 15, 1997


                        PROPOSED ACQUISITION OF ASSETS OF

                        U.S. TREASURY MONEY MARKET FUND,
                TAX-FREE MONEY MARKET FUND AND MONEY MARKET FUND
                                  PORTFOLIOS OF
                                 QUALIVEST FUNDS
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                                 1-800-743-8637

                        BY AND IN EXCHANGE FOR SHARES OF

                           TREASURY OBLIGATIONS FUND,
              TAX FREE OBLIGATIONS FUND AND PRIME OBLIGATIONS FUND
                                  PORTFOLIOS OF
                           FIRST AMERICAN FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548


         This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets and the assumption of all liabilities of the U.S. Treasury Money Market Fund, Tax-Free Money Market Fund and Money Market Fund (the "Qualivest Portfolios"), each separately managed portfolios of Qualivest Funds ("Qualivest") by the Treasury Obligations Fund, Tax Free Obligations Fund and Prime Obligations Fund ("FAF Funds"), each separately managed series of First American Funds, Inc. ("FAF"), in exchange for shares of capital stock of the FAF Funds having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Qualivest Portfolios and
(b) the liquidation of the Qualivest Portfolios and the pro rata distribution of the Qualivest Portfolio shares to FAF Fund shareholders. This Statement of Additional Information consists of this cover page, the preliminary Statement of Additional Information of FAF relating to the Class A, Class C and Class D shares of the Tax Free Obligations Fund and the Class A shares of the Treasury Obligations Fund, which is attached as Appendix A to this Statement of Additional Information, and the following documents, each of which is incorporated by reference herein:

         1. Statement of Additional Information of FAF dated January 31, 1997, containing information concerning the Class A, Class C and Class D shares of the Prime Obligations Fund and the Class C and Class D shares of the Treasury Obligations Fund.

         2. Statement of Additional Information of Qualivest dated December 1, 1996.

         3. Annual report of FAF for the fiscal year ended September 30, 1996.

         4. Semi-Annual report of FAF for the six months ended March 31, 1997.

         5. Annual report of Qualivest for the fiscal year ended July 31, 1996.

         6. Semi-Annual report of Qualivest for the six months ended January 31, 1997.

         7. Financial Statements required by Form N-14, Item 14 (to the extent not included in Items 3, 4, 5 and 6 above).

This Statement of Additional Information is not a prospectus. The
Prospectus/Proxy Statement dated the date hereof relating to the above-referenced transaction may be obtained without charge by writing or calling Qualives or FAF at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.


Note: In the SEC filing package, Items No. 3 and 4 referred to above are included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Items No. 1, 2, 4 and 5 also will be delivered to any person requesting the Statement of Additional Information.

                                                                      Appendix A

                                     Part B


                           FIRST AMERICAN FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED __________, 1997

                            TAX FREE OBLIGATIONS FUND
                            TREASURY OBLIGATIONS FUND



         This Statement of Additional Information relates to the Class A Shares of Tax Free Obligations Fund and Treasury Obligations Fund, and the Class C and Class D Shares of Tax Free Obligations Fund (each a "Fund," and collectively the "Funds"), each of which is a series of First American Funds, Inc. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated __________, 1997. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of the Prospectuses, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. Please retain this Statement of Additional Information for future reference.


                                TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
              General Information.............................      2
              Investment Restrictions.........................      3
              Portfolio Turnover .............................      6
              Directors and Executive Officers................      6
              Capital Stock ..................................      9
              Investment Advisory and Other Services..........      9
              Portfolio Transactions..........................     12
              Net Asset Value and Public Offering Price ......     14
              Valuation of Portfolio Securities...............     14
              Taxes...........................................     15
              Calculation of Performance Data.................     16
              Commercial Paper and Bond Ratings...............     17




                     SUBJECT TO COMPLETION -- July 21, 1997



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                               GENERAL INFORMATION

         First American Funds, Inc. ("FAF") was incorporated under the name "First American Money Fund, Inc." The Board of Directors and shareholders, at meetings held December 6, 1989 and January 18, 1990, respectively, approved amendments to the Articles of Incorporation providing that the name "First American Money Fund, Inc." be changed to "First American Funds, Inc."

         FAF is organized as a series fund, and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAF to which this Statement of Additional Information relates are named on the cover hereof.

         Shareholders may purchase shares of each Fund through Class A, Class C and Class D Shares. The various classes provide for variations in distribution costs, voting rights and dividends. To the extent permitted under the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. Except for differences among the classes pertaining to distribution costs, each share of each Fund represents an equal proportionate interest in that Fund.

         FAF has prepared and will provide a separate Prospectus relating to the Class A (the "Retail Class Prospectus"), the Class C (the "Institutional Class Prospectus") and the Class D Shares of the Funds (the "Corporate Trust Class Prospectus"), respectively. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co. at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates to all Prospectuses for the Class A Shares of Tax Free Obligations Fund and Treasury Obligations Fund, and Class C and D Shares of Tax Free Obligations Fund. It should be read in conjunction with the applicable Prospectus.

         The By-laws of FAF provide that meetings of shareholders be held only with such frequency as required under Minnesota law and the 1940 Act. Minnesota corporation law requires only that the Board of Directors convene shareholders' meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of FAF may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of FAF. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 40 days after receipt of the demand, all at the expense of FAF. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

                             INVESTMENT RESTRICTIONS

TAX FREE OBLIGATIONS FUND

         Tax Free Obligations Fund has adopted the following investment limitations and fundamental policies. These policies and limitations cannot be changed by the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act (i.e., the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund). Tax Free Obligations Fund may not:

         1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Investment Objectives and Policies" in the Fund's Prospectus).

         2. Borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that the Fund will not have to dispose of securities on an untimely basis to meet redemption requests. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a fundamental policy, the Fund will not make additional investments while its borrowings exceed 5% of total assets).

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

         4.       Sell securities short or purchase securities on margin.

         5. Write or purchase put or call options, except that the Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below and as otherwise permitted as provided in the Fund's Prospectus.

         6. Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

         7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         8. Lend money to others except through the purchase of debt obligations of the type which the Fund is permitted to purchase (see "Investment Objectives and Policies" in the Fund's Prospectus).

         9.       Invest in companies for the purpose of exercising control.

         10. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         As a non-fundamental policy, Tax Free Obligations Fund may not (i) invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days and (ii) invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

         In connection with Tax Free Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. Time deposits which may be purchased by the Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. The Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because the Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are nonfundamental and may be changed by the Board of Directors.

         Tax Free Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks. The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

TREASURY OBLIGATIONS FUND

         Treasury Obligations Fund has adopted the following investment limitations and fundamental policies. These limitations cannot be changed by the Fund without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. Treasury Obligations Fund may not:

         1. Borrow money except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary or emergency purposes, for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities in aggregate amounts not exceeding 10% of the value of the Fund's total assets (including the amount borrowed or subject to reverse repurchase agreements) valued at the lesser of cost or market less liabilities (not including the amount borrowed or subject to reverse repurchase agreements) at the time the borrowing or reverse repurchase agreement is entered into. Any borrowings will be repaid before any additional investments are made. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not borrow or enter into reverse repurchase agreements to increase income (leveraging).

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

         3.       Sell securities short or purchase securities on margin.

         4. Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

                  As a non-fundamental policy, Treasury Obligations Fund will not (i) invest in oil, gas or other mineral leases, (ii) invest more than 10% of its net assets in illiquid assets, including, without limitation, repurchase agreements maturing in more than seven days, and (iii) invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, for branches of domestic commercial banks

                  As to (iii) above, utility companies, gas, electric, water and telephone companies are considered separate industries, and as to finance companies, the following two categories are each considered a separate industry:

                  A. business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and

                  B. personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

                  The Funds may not invest in obligations of any affiliate of First Bank System, Inc., including First Bank National Association (the "Adviser").

                  The Funds may lend securities to the extent described in the Prospectuses under "Investment Restrictions and Techniques -- Lending of Portfolio Securities." When a Fund lends portfolio securities, it continues to be entitled to the interest payable on the loaned securities and, in addition, receives interest on the amount of the loan at a rate negotiated with the borrower. The Fund may pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. The Funds contemplate that (to the extent permissible under the 1940 Act) the Custodian may be the recipient of such administrative and custodial fees in connection with some such lending transactions. As set forth in the Prospectuses, First Trust National Association, the Funds' custodian and an affiliate of the Adviser, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting First Trust to provide such services and receive such compensation.

                  Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by Securities and Exchange Commission exemptive order.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                               PORTFOLIO TURNOVER

         The Funds generally intend to hold their portfolio securities to maturity. In certain instances, however, a Fund may dispose of its portfolio securities prior to maturity when it appears such action will be in the best interest of the Fund because of changing money market conditions, redemption requests, or otherwise. A Fund may attempt to maximize the total return on its portfolio by trading to take advantage of changing money market conditions and trends or to take advantage of what are believed to be disparities in yield relationships between different money market instruments. Because each Fund invests in short-term securities and manages its portfolio as described above in "Investment Restrictions" and as described in the Prospectus under "Investment Objectives and Policies," the Fund's portfolio will turn over several times a year. Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because the transactional costs are small, the high turnover is not expected materially to affect net asset values or yields. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and, therefore, each Fund's turnover rate for reporting purposes will be zero.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of First American Investment Funds, Inc. ("FAIF") since September 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAF, FAIF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAF, FAIF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards since 1993 and of FASF's Board since 1996; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

         Gae B. Veit, P.O. Box 6, Loretto, Minnesota 55357: Director of FAIF and FAF since December 1993 and of FASF since June 1996; owner and CEO of Shingobee Builders, Inc., a general contractor. Age: 53.

EXECUTIVE OFFICERS

         David Lee, SEI Investments Company, Oaks, Pennsylvania 19456: President of FAIF and FAF since April 1994 and of FASF since June 1996; Senior Vice President and Assistant Secretary of FAF and FAIF beginning June 1, 1993; Senior Vice President of SEI Investments Distribution Co. (the "Distributor") since 1991; President, GW Sierra Trust Funds prior to 1991. Age: 44.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"), SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981.
Age:  52.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 40.

         Marc Cahn, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF. FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since May 1996; Associate General Counsel, Barclays Bank PLC, from 1994 to 1996; ERISA Counsel, First Fidelity Bancorporation, prior to 1994. Age: 39.

         Barbara A. Nugent, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since April 1996; Associate, Drinker, Biddle & Reath, from 1994 to 1996; Assistant Vice President/Administration (1992 to 1993) and Operations (1988 to
1992), Delaware Service Company, Inc. Age: 39.

         Stephen G. Meyer, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FAIF and FAF since March 1995 and of FASF since June 1996; Director of Internal Audit and Risk Management of SEI from 1992 to 1995; Senior Associate, Coopers & Lybrand, from 1990 to 1992. Age: 31.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF and FAF. Age: 52.

COMPENSATION

         The First American Family of Funds, which includes FAF, FAIF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAF, FAIF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAF (i) by FAF (column 2), and (ii) by FAF, FAIF and FASF collectively (column 5) during the fiscal year ended September 30, 1996. No executive officer or affiliated person of FAF had aggregate compensation from FAF in excess of $60,000 during such fiscal year:


               (1)                              (2)                   (3)                (4)                 (5)
                                                                                                            Total
                                                                                                        Compensation
                                             Aggregate       Pension or Retirement    Estimated       From Registrant
             Name of                       Compensation       Benefits Accrued as  Annual Benefits    and Fund Complex
        Person, Position                  From Registrant    Part of Fund Expenses Upon Retirement   Paid to Directors
        ----------------                  ---------------    --------------------- ---------------   -----------------

Robert J. Dayton, Director                    $21,121                -0-                -0-                $32,850

Andrew M. Hunter III, Director*                   -0-                -0-                -0-                    -0-

Leonard W. Kedrowski, Director                $21,974                -0-                -0-                $34,150

Robert L. Spies, Director*                        -0-                -0-                -0-                    -0-

Joseph D. Strauss, Director                   $36,293                -0-                -0-                $56,375

Virginia L. Stringer, Director                $22,730                -0-                -0-                $35,350

Gae B. Veit, Director                         $22,484                -0-                -0-                $34,950

-----------
*  Not a director during the fiscal year ended September 30, 1996.



         Under Minnesota law, each director owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law,
(c) for authorizing a dividend, stock repurchase or redemption, or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. FAF's Board of Directors and shareholders, at meetings held December 10, 1987 and March 15, 1988, respectively, approved an amendment to the Articles of Incorporation that limits the liability of directors to the fullest extent permitted by the Minnesota legislation and the 1940 Act.

         Minnesota law does not eliminate the duty of "care" imposed on a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Further, Minnesota law does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers. Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties of a director.


                                  CAPITAL STOCK

         As of July 18, 1997, no shares of the Tax Free Obligations Fund and the Class A Shares of the Treasury Obligations Fund were outstanding.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         First Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of First Bank System, Inc. ("FBS"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. FBS is comprised of 13 banks and several trust and nonbank subsidiaries, with 362 banking locations and 18 nonbank offices primarily in Minnesota, Colorado, Illinois, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota, Wisconsin and Wyoming. Through its subsidiaries, FBS provides consumer banking, commercial lending, financing of import/export trade, foreign exchange and investment services as well as mortgage banking, trust, commercial and agricultural finance, data processing, leasing and brokerage services.

         Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the "Advisory Agreement") between FAF, on behalf of each Fund, and the Adviser, the Funds engage the Adviser to act as investment adviser for and to manage the investment of the Funds' assets. The Advisory Agreement requires each Fund to pay the Adviser a monthly fee equal, on an annual basis, to .40 of 1% of the Fund's average daily net assets.

         The Advisory Agreement requires the Adviser to arrange, if requested by FAF, for officers or employees of the Adviser to serve without compensation from the Funds as directors, officers, or employees of FAF if duly elected to such positions by the shareholders or directors of FAF. The Adviser has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAF. The Adviser is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAF's Board of Directors on the performance of such organizations. The Adviser will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment adviser of the Funds. In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAF may have an obligation to indemnify its directors and officers with respect to such litigation. The Adviser will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Adviser other than liability for investments made by the Adviser in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Adviser has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Adviser.

         Tax Free Obligations Fund and Treasury Obligations Fund (with respect to Class A Shares) had not commenced operations as of September 30, 1996, the end of FAF's most recent fiscal year. They therefore paid no advisory fees to the Adviser during such year.

DISTRIBUTOR AND DISTRIBUTION PLANS

         SEI Investments Distribution Co. (the "Distributor" ) serves as the distributor for the Class A, Class C and Class D Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Custodian: Administrator; Transfer Agent; Counsel; Accountants" below.

         The Distributor serves as distributor for the Class A, Class C and Class D Shares pursuant to a Distribution Agreement effective as of January 20, 1995 between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The shares of the Funds are distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         FBS Investment Services, Inc. ("ISI"), a subsidiary of the Adviser, is a Participating Institution. The Adviser currently pays ISI .25% of the portion of each Fund's average daily net assets attributable to Class C Shares for which ISI is responsible in connection with ISI's provision of shareholder support services. Such amounts paid to ISI by the Adviser will not affect the Adviser's agreement to limit expenses of each Fund as discussed under "Management of the Funds -- Investment Adviser" in the Prospectuses.

         The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Retail Class Prospectus. This fee is calculated and paid each month based on average daily net assets of Class A of each Fund for that month.

         The Distributor receives no compensation for distribution of the Class C Shares. The Class D Shares of each Fund pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.15% of each Fund's Class D average daily net assets, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class D Shares of the kinds described in the Corporate Trust Class Prospectus. This fee is calculated and paid each month based on average daily net assets of Class D Shares of each Fund for that month.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAF and by the vote of the majority of those Board members of FAF who are not interested persons of FAF and who have no direct or indirect financial interest in the operation of FAF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

         FAF has adopted Plans of Distribution (the "Plans") with respect to Class A and Class D Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Funds to pay the Distributor fees for the services it performs for the Funds as described in the preceding paragraphs. The Plans recognize that the Adviser, the Administrator, the Distributor, and any Participating Institution, in their discretion, may use their own assets to pay for certain additional costs of distributing shares of the Funds. Any such arrangement to pay such additional costs may be commenced or discontinued by the Adviser, the Administrator, the Distributor, or any Participating Institution at any time.

         Each Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. If, after payments by the Distributor for advertising, marketing, and distribution, there are any remaining fees, these may be used as the Distributor may elect. Because the amounts payable under the Plans will be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of Plan fees and that these expenses may include items which the SEC Staff has noted, for example, the costs of leases, depreciation, communications, salaries, training, and supplies. The Funds believe that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plans.

         Tax Free Obligations Fund and Treasury Obligations Fund (with respect to Class A Shares) had not commenced operations as of September 30, 1996, the end of FAIF's most recent fiscal year. They therefore paid no distribution or shareholder servicing fees during such year.

CUSTODIAN; ADMINISTRATOR; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         First Trust (the "Custodian") acts as custodian of the Funds' assets and portfolio securities pursuant to a Custodian Agreement between First Trust and the Funds. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The duties of the Custodian are limited to receiving and safeguarding the assets and securities of the Funds and to delivering or disposing of them pursuant to the Funds' order. The Funds compensate the Custodian at such rates and at such times as the Funds and the Custodian may agree on in writing from time to time, and the Custodian is granted a lien for unpaid compensation upon any cash or securities held by it for the Funds.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of such Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAF.

         The Administrator, a wholly owned subsidiary of SEI, provides administrative services to the Funds for a fee as described in the prospectus. DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds. The transfer agent is not affiliated with the Distributor, the Administrator or the Adviser.

         Tax Free Obligations Fund and Treasury Obligations Fund (with respect to Class A Shares) had not commenced operations as of September 30, 1996, the end of FAF's most recent fiscal year. They therefore paid no fees to the Administrator during such year.


         Dorsey & Whitney LLP is independent general counsel for the Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.


                             PORTFOLIO TRANSACTIONS

         As the Funds' portfolios are exclusively composed of debt, rather than equity securities, most of the Funds' portfolio transactions are effected with dealers without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting such portfolio transactions on behalf of the Funds, the Adviser seeks the most favorable net price consistent with the best execution. The Adviser may, however, select a dealer to effect a particular transaction without communicating with all dealers who might be able to effect such transaction because of the volatility of the money market and the desire of the Adviser to accept a particular price for a security because the price offered by the dealer meets guidelines for profit, yield, or both.

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser. The primary consideration in making these decisions is efficiency in executing orders and obtaining the most favorable net prices for the Funds. Most Fund transactions are with the issuer or with major dealers acting for their own account and not as brokers. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to the Adviser. Such research services would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

         The research services may allow the Adviser to supplement its own investment research activities and enable the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions.

         The Adviser has not entered into any formal or informal agreements with any broker-dealers, and does not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser, except as noted below. The Adviser may, from time to time, maintain an informal list of broker-dealers that will be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide the Adviser with research services, which the Adviser anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of broker-dealers (discussed above) has been met, and, accordingly, substantial deviations from the list could occur. While it is not expected that any Fund will pay brokerage commissions, if it does, the Adviser would authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds.

         No Fund effects brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with its Adviser or Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Directors. Any transactions with an affiliated broker-dealer must be on terms that are both at least as favorable to the Fund as such Fund can obtain elsewhere and at least as favorable as such affiliate broker-dealer normally gives to others.

         When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.

         Tax Free Obligations Fund and Treasury Obligations Fund (with respect to Class A Shares) had not commenced operations as of September 30, 1996, the end of FAF's most recent fiscal year. They therefore paid no commissions during such year.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares is summarized in the Prospectus. Each Fund is open for business and its net asset value per share is calculated on every day the New York Stock Exchange and the Federal Reserve wire system are open for business. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each year the New York Stock Exchange may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, the Funds' net asset value per share may be affected on days when investors may not purchase or redeem shares.


                        VALUATION OF PORTFOLIO SECURITIES

         The Funds' portfolio securities are valued on the basis of the amortized cost method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of the Funds' portfolio instruments based upon their amortized cost and the concomitant maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, under which the Funds must adhere to certain conditions. The Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less from the date of purchase, and invest only in securities determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by major rating services, or, in the case of any instrument which is not so rated, which are of comparable quality as determined by the Board of Directors. The maturities of variable rate demand instruments held in the Funds' portfolio will be deemed to be the longer of the demand period, or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. It is the normal practice of the Funds to hold portfolio securities to maturity and realize par therefor unless such sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. The Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at a single value. It is the intention of the Funds to maintain a per share net asset value of $1.00. Such procedures will include review of the Funds' portfolio holdings by the Directors at such intervals as they may deem appropriate, to determine whether the Funds' net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, such as selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.


                                      TAXES


         Each Fund intends to elect each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, if it qualifies as such, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain distributed to its shareholders. Each of the series of First American is treated as a separate entity for federal income tax purposes. In order to qualify as a regulated investment company for any taxable year, a Fund must, in addition to certain other requirements, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or other income derived with respect to its business of investing in such stock or securities; and (2) distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year.


         To qualify as a regulated investment company, a Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, securities issued by the United States Government, its agencies and instrumentalities, and the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the United States Government, its agencies or instrumentalities, or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

         Each Fund expects to distribute net realized short-term gains (if any) once each year, although it may distribute them more frequently, if necessary in order to maintain the Funds' net asset value at $1.00 per share. Distributions of net short-term capital gains are taxable to investors as ordinary income.

         Under the Code, each Fund is required to withhold 31% of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that the social security number or taxpayer identification number supplied by them is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.


         Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax Free Obligations Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax Free Obligations Fund even though not directly traceable to the purchase of such shares. Federal tax law also restricts the deductibility of other expenses allocable to shares of Tax Free Obligations Fund.






         For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax-exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for certain tax-exempt securities. Tax Free Obligations Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in such tax-exempt securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if such tax-exempt security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.


                         CALCULATION OF PERFORMANCE DATA

         The Funds may issue current yield quotations. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD -- [(BASE PERIOD RETURN + 1)365/7]-1

         When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

         From time to time, a Fund may advertise its "yield" and "effective yield." These yield figures are based upon historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         Tax Free Obligations Fund may also advertise its tax equivalent yield. This yield will be computed by dividing that portion of the seven-day yield or effective yield of the Fund (computed as set forth above) which is tax-exempt by one minus a stated income tax rate and adding the product of that portion, if any, of the yield of the Fund that is not tax-exempt.

         Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

         Investors should recognize that in periods of declining interest rates the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Funds' portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         Should a Fund incur or anticipate any unusual expense, loss, or depreciation which would adversely affect its net asset values per share or income for a particular period, the Directors would at that time consider whether to adhere to the present dividend policy described above or revise it in light of the then prevailing circumstances. For example, if a Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Directors may suspend further dividend payments until net asset value returned to $1.00. Thus, such expenses or losses or depreciation may result in the investor receiving upon redemption a price per share lower than that which the investor paid.


                        COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

         Standard & Poor's Corporation ("Standard & Poor's") commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further defined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME-1..................... Superior capacity for repayment

          PRIME-2..................... Strong capacity for repayment

          PRIME-3..................... Acceptable capacity for repayment

CORPORATE BOND RATINGS

Standard & Poor's ratings for corporate bonds include the following:

         Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in small degree.

Moody's ratings for corporate bonds include the following:

         Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

                           FIRST AMERICAN FUNDS, INC.

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                                 MARCH 31, 1997


The accompanying unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments, reflect the accounts of Qualivest Money Market Fund (Money Market) and the First American Prime Obligations Fund (Prime Obligations).

These statements have been derived from the underlying accounting records for the Prime Obligations Fund and the Money Market Fund used in calculating net asset values for the twelve-month period ended March 31, 1997. The pro forma combining Statement of Operations have been prepared based upon the fee and expense structure of the Prime Obligations Fund.

Pro forma combining statements are not presented for the Qualivest U.S. Treasury Money Market Fund (U.S. Treasury) and the First American Treasury Obligations Fund (Treasury Obligations) based on the fact that the U.S. Treasury Fund's assets are less than 10% of the Treasury Obligations Fund's assets.


Pro forma combining statements are not presented for Qualivest Tax-Free Money Market Fund (Qualivest Tax-Free) and First American Tax Free Obligations Fund (First American Tax Free) because Qualivest Tax-Free will be reorganized into First American Tax Free which is being created by First American Funds, Inc. and currently has no assets or liabilities. The only significant pro forma financial statement impact resulting from the reorganization of Tax-Free Money Market to Tax-Free Obligations relates to fees and expenses of the funds which are outlined in Appendix V of the Combined Proxy Statement / Prospectus.


Under the proposed merger agreement and plan of reorganization, all outstanding shares of each class of the Money Market Fund will be issued in exchange for shares of specified classes of the Prime Obligations Fund.

                           First American Funds, Inc.
                             Prime Obligations Fund
             Pro Forma Combining Statement Of Assets And Liabilities
                                     3/31/97
                                   (Unaudited)

                                                                                    Pro Forma
                                                         Money          Prime       Adjustments        Pro Forma
                                                         Market      Obligations     (Note 2)           Combined
                                                         (000)          (000)          (000)              (000)
                                                      -----------    -----------    -----------        -----------
Assets:
                Total Investments (Cost $580,127,
                     $3,582,305 and $4,162,432,
                     respectively)                    $   580,127    $ 3,582,305    $      --          $ 4,162,432
                Cash                                         (474)            38           --                 (436)
                Receivables:
                     Accrued Income                           179         11,579           --               11,758
                     Investment Securities Sold              --               11           --                   11
                     Income and Other Receivables               2           --             --                    2
                Other Assets                                   13              9           --                   22
                                                      -----------    -----------    -----------        -----------
                             Total Assets                 579,847      3,593,942           --            4,173,789
                                                      -----------    -----------    -----------        -----------
Liabilities:
                Payables
                     Income Distribution Payable            2,452         15,396           --               17,848
                     Accrued Expenses                         325          1,572           --                1,897
                                                      -----------    -----------    -----------        -----------
                             Total Liabilities              2,777         16,968           --               19,745
                                                      -----------    -----------    -----------        -----------

Net Assets applicable to:
      Prime Obligations Institutional Class
        ($.01 par value - 20 billion authorized)
        based on 3,280,263,834 and 3,597,091,376
        outstanding shares, respectively                     --        3,280,264        316,827 (a)      3,597,091
      Prime Obligations Retail Class A
        ($.01 par value - 20 billion authorized)
        based on 176,646,848 and 436,889,487
        outstanding shares, respectively                     --          176,647        260,243 (a)        436,890
      Prime Obligations Retail Class B
        ($.01 par value - 20 billion authorized)
        based on 4,444,549 outstanding shares                --            4,444           --                4,444
      Prime Obligations Corporate Trust Class
        ($.01 par value - 20 billion authorized)
        based on 115,609,114 outstanding shares              --          115,609           --              115,609
      Money Market Class A based on 260,242,639
        outstanding shares                                260,243           --         (260,243) (a)          --
      Money Market Class Y based on 145,917,622
        outstanding shares                                145,917           --         (145,917) (a)          --
      Money Market Class Q based on 170,909,920
        outstanding shares                                170,910           --         (170,910) (a)          --
      Undistributed net investment income                    --                9           --                    9
      Accumulated net realized gain/(loss)
        on investments                                       --                1           --                    1
                                                      -----------    -----------    -----------        -----------

Total Net Assets                                      $   577,070    $ 3,576,974    $      --          $ 4,154,044
                                                      ===========    ===========    ===========        ===========

Net Asset Value,
      offering price and redemption price per share -
      Class Y and Institutional Class, respectively         $1.00          $1.00                             $1.00
                                                      ===========    ===========                       ===========
Net Asset Value,
      offering price and redemption price per share -
      Class Q                                               $1.00
                                                      ===========
Net Asset Value,
      offering price and redemption price per share -
      Class A                                               $1.00          $1.00                             $1.00
                                                      ===========    ===========                       ===========
Net Asset Value
      and offering price per share - Class B                               $1.00                             $1.00
                                                                     ===========                       ===========
Net Asset Value,
      offering price and redemption price per share -
      Corporate Trust Class                                                $1.00                             $1.00
                                                                     ===========                       ===========


                See accompanying notes to financial statements.

                           First American Funds, Inc.
                             Prime Obligations Fund
                   Pro Forma Combining Statement of Operations
                        For the Year Ended March 31, 1997
                                   (Unaudited)

                                                                                            Pro Forma Adjustments
                                                            Prime           Money                   (Note 2)             Pro Forma
                                                         Obligations       Market            Debit          Credit        Combined
                                                            (000)           (000)            (000)          (000)           (000)
                                                            -----           -----            -----          -----           -----
Investment Income:

    Interest                                             $   186,414     $    27,548     $     --        $    --        $   213,962
                                                         -----------     -----------     ----------      ---------      -----------

Expenses:

    Investment advisory fees                                  13,444           1,266          1,447 (b)      1,266(b)        14,891
    Waiver of investment advisory fees                        (2,570)           --             (168)(b)       --             (2,738)
    Administrative fees                                        2,231             804            114 (b)        804(b)         2,345
    Transfer agent fees                                          108              49             15 (c)         49(c)           123
    Amortization of organizational costs                           -               1           --                1(c)          --
    Custodian fees                                             1,007             152            110 (b)        152(b)         1,117
    Directors' fees                                              105              25             10 (c)         25(c)           115
    Registration fees                                            351              62             20 (c)         62(c)           371
    Professional fees                                            268              68             20 (c)         68(c)           288
    Printing                                                     151              49             15 (c)         49(c)           166
    Distribution fees - FAIF Retail Class A                      364            --              608 (b)       --                972
    Distribution fees - Qualivest Class A                          -             972           --              972(b)          --
    Distribution fees - FAIF Retail Class B                       25            --             --             --                 25
    Distribution fees - FAIF Corporate Trust Class D             191            --             --             --                191
    Other                                                         45              13             29 (c)         13(c)            74
                                                         -----------     -----------     ----------      ---------      -----------

    Net expenses before expenses paid indirectly              15,720           3,461          2,220          3,461           17,940
    Less: Expenses paid indirectly                               (11)           --             --             --                (11)
                                                         -----------     -----------     ----------      ---------      -----------

    Total net expenses                                        15,709           3,461          2,220          3,461           17,929
                                                         -----------     -----------     ----------      ---------      -----------

    Investment income (loss) - net                           170,705          24,087         (2,220)        (3,461)         196,033
                                                         -----------     -----------     ----------      ---------      -----------

Realized and Unrealized Gains (Losses) on Investments

    Net realized gain (loss) on investments                        8           --              --             --                  8
                                                         -----------    -----------      ----------      ---------      -----------

    Net Increase (Decrease) in Net Assets Resulting
       from Operations                                   $   170,713    $    24,087      $   (2,220)     $  (3,461)     $   196,041
                                                         ===========    ===========      ==========      =========      ===========


                See accompanying notes to financial statements.

                           FIRST AMERICAN FUNDS, INC.

                          NOTES TO PRO FORMA STATEMENTS

                                   (UNAUDITED)


1.    BASIS OF COMBINATION

The unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments give effect to the proposed acquisition of the Qualivest Money Market Fund (Money Market) by the First American Prime Obligations Fund (Prime Obligations). The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of each class for Money Market Fund in exchange for shares of specified classes of the Prime Obligations Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Prime Obligations Fund is a portfolio offered by First American Funds, Inc.
(FAF) a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. FAF presently includes a series of three funds.

2.    PRO FORMA ADJUSTMENTS

         (a) The pro forma combining statements of assets and liabilities assumes the issuance of additional shares of Prime Obligations Fund as if the reorganization were to have taken place on March 31, 1997 and is based on the net asset value of the acquiring fund. Transactions in shares of capital stock are as follows: 260,242,639 Class A shares of Money Market Fund exchanged for 260,242,639 Class A shares of Prime Obligations Fund; and 170,909,920 Class Q shares and 145,917,622 Class Y shares of Money Market Fund exchanged for 316,827,542 Institutional Class shares of Prime Obligations Fund.

         (b) The pro forma adjustments to investment advisory fees (including waivers), administrative fees, custodian fees and distribution fees (including waivers) reflect the difference in fees charged by the Prime Obligations based upon the effective fee schedule.

                  First Bank National Association (FBNA) has agreed to waive fees and reimburse expenses through September 30, 1998, to the extent necessary to maintain overall total Fund operating expense ratios at the pro forma expense levels of 0.70% and 0.45% for Class A and Institutional Class shares, respectively.


         (c) The pro forma adjustments to transfer agent fees, directors' fees, registration fees, professional fees, printing expenses and other expenses reflect the expected savings due to the combination of Money Market Fund and Prime Obligations Fund. The pro forma adjustment to amortization of organization costs reflects the elimination of any remaining unamortized organization costs included as assets on the books of the Money Market Fund during the period.

                           First American Funds, Inc.
                             Prime Obligations Fund
                   Pro Forma Combining Schedule Of Investments
                                     3/31/97
                                   (Unaudited)

                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

COMMERICAL PAPER-56.9%

           AUTOMOTIVE-0.9%             (Percentages represent pro forma value of investments compared to pro forma net assets)
    5,000              -         5,000 FORD MOTOR                                5/30/97  $  4,956  $            -  $         4,956
    5,000              -         5,000 FORD MOTOR                                5/28/97     4,958               -            4,958
    5,000              -         5,000 FORD MOTOR                                8/13/97     4,902               -            4,902
    5,000              -         5,000 TOYOTA MOTOR                              5/5/97      4,975               -            4,975
    5,000              -         5,000 TOYOTA MOTOR                              7/3/97      4,932               -            4,932
    5,000              -         5,000 TOYOTA MOTOR                              7/14/97     4,923               -            4,923
    6,000              -         6,000 TOYOTA MOTOR                              7/31/97     5,889               -            5,889
                                                                                         ------------------------------------------
                                       TOTAL AUTOMOTIVE                                     35,535               -           35,535
                                                                                         ------------------------------------------
           BANKS-DOMESTIC-6.5%

        -         50,000        50,000 BANKERS TRUST NY CORP                     4/2/97          -          24,653           24,653
        -         25,000        25,000 BANKERS TRUST NY CORP                     7/2/97          -          49,991           49,991
        -          9,300         9,300 HAHN ISSUING CO.                          4/7/97          -           9,292            9,292
        -          6,544         6,544 INTERNATIONAL SEC.                        4/16/97         -           6,051            6,051
        -         20,000        20,000 INTERNATIONAL SEC.                        4/18/97         -           9,373            9,373
        -         20,000        20,000 INTERNATIONAL SEC.                        4/28/97         -           6,481            6,481
        -         20,791        20,791 INTERNATIONAL SEC.                        4/30/97         -          14,904           14,904
        -         15,650        15,650 INTERNATIONAL SEC.                        4/30/97         -           7,580            7,580
        -         20,000        20,000 INTERNATIONAL SEC.                        5/12/97         -          20,701           20,701
        -         15,035        15,035 INTERNATIONAL SEC.                        5/27/97         -          19,879           19,879
        -          7,655         7,655 INTERNATIONAL SEC.                        6/3/97          -           6,530            6,530
        -          7,643         7,643 INTERNATIONAL SEC.                        6/12/97         -          19,950           19,950
        -          6,120         6,120 INTERNATIONAL SEC.                        6/16/97         -          15,582           15,582
        -          9,493         9,493 INTERNATIONAL SEC.                        6/23/97         -          12,936           12,936
        -          6,568         6,568 INTERNATIONAL SEC.                        6/27/97         -          19,920           19,920
        -          7,169         7,169 INTERNATIONAL SEC.                        7/14/97         -           7,058            7,058
        -         13,166        13,166 INTERNATIONAL SEC.                        7/28/97         -           7,561            7,561
    5,000              -         5,000 REP. NEW YORK                             6/13/97     4,946               -            4,946
    5,000              -         5,000 REP. NEW YORK                             7/23/97     4,916               -            4,916
                                                                                         ------------------------------------------
                                       TOTAL BANKS-DOMESTIC                                  9,862         258,442          268,304
                                                                                         ------------------------------------------
           BANKS-FOREIGN-8.3%

        -         50,000        50,000 BANCA SERFIN                              6/10/97         -          49,483           49,483
        -          6,000         6,000 BANCO DE CREDITO NACIONAL                 5/2/97          -           5,972            5,972
        -         10,000        10,000 CEMEX                                     4/17/97         -           9,976            9,976
        -         24,700        24,700 COSCO CAYMAN LIMITED                      5/23/97         -          24,506           24,506
        -         10,480        10,480 CROWN LEASING USA                         4/17/97         -           9,794            9,794
        -          9,820         9,820 CROWN LEASING USA                         4/18/97         -          10,455           10,455
        -         15,000        15,000 DAEWOO INTERNATIONAL                      4/18/97         -          14,962           14,962
        -          8,878         8,878 FINANCE ONE FUNDING                       8/29/97         -           8,682            8,682
        -         10,000        10,000 HARTZ                                     4/2/97          -          24,908           24,908
        -          9,000         9,000 HARTZ                                     4/16/97         -           8,979            8,979
        -         24,985        24,985 HARTZ                                     4/21/97         -           9,999            9,999
        -         17,700        17,700 KONICA FINANCE USA                        4/15/97         -          17,663           17,663
        -         21,000        21,000 NACIONAL FINANCIERA                       4/30/97         -          20,909           20,909
        -         15,000        15,000 PEMEX CAPITAL INC.                        9/9/97          -          14,639           14,639
        -          7,500         7,500 RYOBI FINANCE                             4/10/97         -           7,490            7,490
        -          7,000         7,000 RYOBI FINANCE                             4/24/97         -           6,975            6,975
    5,000              -         5,000 TORONTO-DOMINION                          4/9/97      4,994               -            4,994
    5,000              -         5,000 TORONTO-DOMINION                          4/18/97     4,987               -            4,987
    5,000              -         5,000 TORONTO-DOMINION                          4/11/97     4,977               -            4,977
    5,000              -         5,000 TORONTO-DOMINION                          5/2/97      4,993               -            4,993
        -          5,300         5,300 TOWSON TOWN CENTER INC                    4/18/97         -           5,286            5,286
        -         21,700        21,700 TOWSON TOWN CENTER INC                    4/18/97         -          21,643           21,643
        -          9,289         9,289 TOWSON TOWN CENTER INC                    4/15/97         -           9,269            9,269
        -         15,000        15,000 US PRIME PROPERTY INC                     5/12/97         -          14,909           14,909
        -         27,400        27,400 US PRIME PROPERTY INC                     5/19/97         -          27,206           27,206
                                                                                         ------------------------------------------
                                       TOTAL BANKS-FOREIGN                                  19,951         323,705          343,656
                                                                                         ------------------------------------------

                See accompanying notes to financial statements.


                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

           BEVERAGES-0.1%

    5,000              -        5,000  COCA-COLA CO.                             4/28/97  $  4,980   $           -  $         4,980
                                                                                         ------------------------------------------
           BUILDING PRODUCTS-0.5%

    5,000              -        5,000  GUARDIAN INDS                             4/30/97     4,979               -            4,979
    5,000              -        5,000  GUARDIAN INDS                             6/10/97     5,918               -            5,918
    5,000              -        5,000  GUARDIAN INDS                             6/27/97     4,948               -            4,948
    6,000              -        6,000  GUARDIAN INDS                             7/1/97      4,936               -            4,936
                                                                                         ------------------------------------------
                                       TOTAL BUILDING PRODUCTS                              20,781               -           20,781
                                                                                         ------------------------------------------
           CHEMICALS-0.7%

    5,000              -        5,000  DUPONT                                    4/3/97      4,999               -            4,999
    5,000              -        5,000  MONSANTO                                  4/29/97     4,947               -            4,947
    4,700              -        4,700  MONSANTO                                  5/6/97      4,979               -            4,979
    5,000              -        5,000  MONSANTO                                  5/8/97      4,676               -            4,676
    5,000              -        5,000  MONSANTO                                  6/11/97     4,973               -            4,973
    5,000              -        5,000  MONSANTO                                  7/16/97     4,922               -            4,922
                                                                                         ------------------------------------------
                                       TOTAL CHEMICALS                                      29,496               -           29,496
                                                                                         ------------------------------------------
           COMMERCIAL FUNDING CORPORATIONS-18.1%

        -         20,000        20,000 ASSET SECURITIZATION                      6/2/97          -          19,814           19,814
        -         10,000        10,000 ASSET SECURITIZATION                      5/8/97          -           9,944            9,944
        -         25,000        25,000 ASSET SECURITIZATION                      4/25/97         -          24,905           24,905
        -         15,000        15,000 DISTRIBUTION FUNDING                      4/23/97         -          14,951           14,951
        -         33,055        33,055 DISTRIBUTION FUNDING                      4/25/97         -          32,938           32,938
        -         13,445        13,445 DISTRIBUTION FUNDING                      4/4/97          -          13,439           13,439
        -         33,500        33,500 DISTRIBUTION FUNDING                      4/21/97         -          33,401           33,401
        -         20,736        20,736 EQUIPMENT FUNDING CORP.                   4/7/97          -          20,718           20,718
        -         25,000        25,000 EQUIPMENT FUNDING CORP.                   4/3/97          -          24,993           24,993
        -         41,443        41,443 EQUIPMENT FUNDING CORP.                   4/4/97          -          41,425           41,425
        -         25,160        25,160 EQUIPMENT INTERMED.                       4/7/97          -          25,138           25,138
        -          4,800         4,800 JEFFERSON SMURFIT                         4/1/97          -           4,800            4,800
        -          9,400         9,400 JEFFERSON SMURFIT                         5/15/97         -           9,337            9,337
        -          9,000         9,000 JEFFERSON SMURFIT                         6/17/97         -           8,894            8,894
        -          7,000         7,000 JEFFERSON SMURFIT                         6/16/97         -           6,919            6,919
        -         25,000        25,000 POOLED ACCOUNTS REC.                      4/11/97         -          24,963           24,963
        -         28,164        28,164 POOLED ACCOUNTS REC.                      4/11/97         -          28,122           28,122
        -         21,833        21,833 POOLED ACCOUNTS REC.                      4/25/97         -          21,751           21,751
        -         25,000        25,000 POOLED ACCOUNTS REC.                      4/18/97         -          24,933           24,933
        -         12,672        12,672 POOLED ACCOUNTS REC.                      4/10/97         -          12,655           12,655
        -         45,000        45,000 POOLED ACCOUNTS REC.                      4/1/97          -          45,000           45,000
        -         30,000        30,000 PREMIUM FUNDING INC.                      4/21/97         -          29,911           29,911
        -         22,418        22,418 PREMIUM FUNDING INC.                      4/10/97         -          22,388           22,388
        -         20,000        20,000 PREMIUM FUNDING INC.                      4/17/97         -          19,952           19,952
        -         15,000        15,000 PREMIUM FUNDING INC.                      4/23/97         -          14,951           14,951
        -         15,141        15,141 PREMIUM FUNDING INC.                      4/14/97         -          15,112           15,112
        -         15,041        15,041 PREMIUM FUNDING INC.                      4/7/97          -          15,028           15,028
        -         14,000        14,000 PREMIUM FUNDING INC.                      4/9/97          -          13,983           13,983
        -         10,276        10,276 PREMIUM FUNDING INC.                      4/2/97          -          10,274           10,274
        -         25,163        25,163 RECEIVABLES CAP CORP.                     4/24/97         -          25,077           25,077
        -         40,248        40,248 RECEIVABLES CAP CORP.                     4/22/97         -          40,123           40,123
        -         20,168        20,168 RECEIVABLES CAP CORP.                     5/16/97         -          20,027           20,027
        -         25,000        25,000 RECEIVABLES CAP CORP.                     5/9/97          -          24,852           24,852
        -         25,000        25,000 RECEIVABLES CAP CORP.                     4/25/97         -          24,910           24,910
        -         28,000        28,000 RECEIVABLES CAP CORP.                     4/23/97         -          27,908           27,908
                                                                                         ------------------------------------------
                                       TOTAL COMMERCIAL FUNDING
                                       CORPORATIONS                                              -         753,536          753,536
                                                                                         ------------------------------------------
           COMPUTERS-0.2%

    5,000              -         5,000 IBM                                       6/4/97      4,953               -            4,953
    5,000              -         5,000 IBM                                       6/12/97     4,947               -            4,947
                                                                                         ------------------------------------------
                                       TOTAL COMPUTERS                                       9,900               -            9,900
                                                                                         ------------------------------------------

                See accompanying notes to financial statements.


                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

           ELECTRIC UTILITY-1.0%

    5,000              -         5,000 PACIFICORP                                4/2/97   $  4,954  $            -  $         4,954
    5,000              -         5,000 PACIFICORP                                5/6/97      4,999               -            4,999
    5,000              -         5,000 PACIFICORP                                6/3/97      4,974               -            4,974
    5,000              -         5,000 PORTLAND GENERAL                          6/25/97     4,936               -            4,936
    5,000              -         5,000 PORTLAND GENERAL                          7/18/97     4,920               -            4,920
    5,000              -         5,000 PORTLAND GENERAL                          7/28/97     4,913               -            4,913
    6,000              -         6,000 PORTLAND GENERAL                          8/21/97     5,867               -            5,867
    5,000              -         5,000 PORTLAND GENERAL                          7/8/97      4,928               -            4,928
                                                                                         ------------------------------------------
                                       TOTAL ELECTRIC UTILITY                               40,491               -           40,491
                                                                                         ------------------------------------------
           FINANCIAL SERVICES-2.3%

    5,000              -         5,000 AMERICAN EXPRESS                          4/21/97     4,985               -            4,985
    5,000              -         5,000 AMERICAN EXPRESS                          6/4/97      4,953               -            4,953
    5,000              -         5,000 AMERICAN GENERAL                          4/7/97      4,996               -            4,996
    6,000              -         6,000 AMERICAN GENERAL                          7/10/97     5,908               -            5,908
    5,000              -         5,000 ASSOC. CORP.                              4/4/97      4,941               -            4,941
    5,000              -         5,000 ASSOC. CORP.                              6/20/97     4,998               -            4,998
    6,000              -         6,000 CIT GROUP                                 7/9/97      5,906               -            5,906
    5,000              -         5,000 GENERAL ELECTRIC                          4/16/97     4,989               -            4,989
    5,000              -         5,000 GENERAL ELECTRIC                          6/9/97      4,933               -            4,933
    5,000              -         5,000 GENERAL ELECTRIC                          6/16/97     4,949               -            4,949
    5,000              -         5,000 GENERAL ELECTRIC                          6/30/97     4,945               -            4,945
    5,000              -         5,000 NATIONAL RURAL                            5/13/97     4,965               -            4,965
    5,000              -         5,000 NATIONAL RURAL                            5/15/97     4,969               -            4,969
    5,000              -         5,000 NATIONAL RURAL                            5/19/97     4,967               -            4,967
    6,000              -         6,000 NATIONAL RURAL                            5/28/97     5,947               -            5,947
    5,000              -         5,000 TRANSAMERICA FIN                          4/16/97     4,938               -            4,938
    2,000              -         2,000 TRANSAMERICA FIN                          4/24/97     4,989               -            4,989
    5,000              -         5,000 TRANSAMERICA FIN                          6/5/97      1,993               -            1,993
    5,000              -         5,000 TRANSAMERICA FIN                          6/24/97     4,952               -            4,952
                                                                                         ------------------------------------------
                                       TOTAL FINANCIAL SERVICES                             94,223               -           94,223
                                                                                         ------------------------------------------
           FOOD PRODUCTS-0.7%

    5,000              -         5,000 CAMPBELL SOUP                             9/15/97     4,878               -            4,878
    5,000              -         5,000 CARGILL FIN SVC                           4/10/97     4,993               -            4,993
    5,000              -         5,000 CARGILL FIN SVC                           7/21/97     4,917               -            4,917
    5,000              -         5,000 CARGILL FIN SVC                           7/30/97     4,913               -            4,913
    5,000              -         5,000 CARGILL INC DCP                           5/7/97      4,974               -            4,974
    5,000              -         5,000 CARGILL INC DCP                           5/14/97     4,968               -            4,968
                                                                                         ------------------------------------------
                                       TOTAL FOOD PRODUCTS                                  29,643               -           29,643
                                                                                         ------------------------------------------
           FOREIGN FUNDING CORPORATIONS-3.6%

        -         25,000        25,000 SIGMA FINANCE INC.                        6/5/97          -          24,756           24,756
        -         10,000        10,000 SIGMA FINANCE INC.                        5/16/97         -           9,934            9,934
        -         36,000        36,000 SIGMA FINANCE INC.                        5/12/97         -          35,782           35,782
        -         30,000        30,000 SIGMA FINANCE INC.                        5/15/97         -          29,806           29,806
        -         14,000        14,000 SIGMA FINANCE INC.                        5/19/97         -          13,901           13,901
        -         15,000        15,000 SIGMA FINANCE INC.                        5/13/97         -          14,902           14,902
        -         15,000        15,000 SIGMA FINANCE INC.                        4/14/97         -          14,971           14,971
        -          7,500         7,500 SIGMA FINANCE INC.                        4/15/97         -           7,484            7,484
                                                                                         ------------------------------------------
                                       TOTAL FOREIGN FUNDING
                                       CORPORATIONS                                              -         151,536          151,536
                                                                                         ------------------------------------------
           INSURANCE-2.3%

    5,000              -         5,000 AIG FUNDING DCP                           8/4/97      4,908               -            4,908
    5,000              -         5,000 METLIFE FUNDING                           6/2/97      4,973               -            4,973
    5,000              -         5,000 METLIFE FUNDING                           5/27/97     4,959               -            4,959
    5,000              -         5,000 METLIFE FUNDING                           6/9/97      4,954               -            4,954
    5,000              -         5,000 METLIFE FUNDING                           5/8/97      4,949               -            4,949
    5,000              -         5,000 PRUDENTIAL                                4/8/97      4,925               -            4,925
    5,000              -         5,000 PRUDENTIAL                                4/22/97     4,995               -            4,995
    5,000              -         5,000 PRUDENTIAL                                6/18/97     4,985               -            4,985
    5,000              -         5,000 PRUDENTIAL                                7/11/97     4,942               -            4,942
    5,000              -         5,000 PRUDENTIAL                                7/17/97     4,920               -            4,920

                 See accompanying notes to financial statements.


                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

           INSURANCE (CONTINUED)

    5,000              -         5,000 SAFECO CREDIT                             4/1/97   $  5,000  $            -  $         5,000
    5,000              -         5,000 SAFECO CREDIT                             4/17/97     4,990               -            4,990
    5,000              -         5,000 SAFECO CREDIT                             5/1/97      4,953               -            4,953
    5,000              -         5,000 SAFECO CREDIT                             6/4/97      4,988               -            4,988
    5,000              -         5,000 SAFECO CREDIT                             4/15/97     4,978               -            4,978
    5,000              -         5,000 USAA CAPITAL                              8/19/97     4,943               -            4,943
    5,000              -         5,000 USAA CAPITAL                              5/21/97     4,963               -            4,963
    5,000              -         5,000 USAA CAPITAL                              6/17/97     4,938               -            4,938
    5,000              -         5,000 USAA CAPITAL                              6/23/97     4,898               -            4,898
                                                                                         ------------------------------------------
                                       TOTAL INSURANCE                                      94,161               -           94,161
                                                                                         ------------------------------------------
           LEASING-0.5%

    5,000              -         5,000 INTERNATIONAL LEASE                       4/11/97     4,915               -            4,915
    5,000              -         5,000 INTERNATIONAL LEASE                       5/22/97     4,962               -            4,962
    5,000              -         5,000 INTERNATIONAL LEASE                       6/26/97     4,936               -            4,936
    5,000              -         5,000 INTERNATIONAL LEASE                       7/25/97     4,993               -            4,993
                                                                                         ------------------------------------------
                                       TOTAL LEASING                                        19,806               -           19,806
                                                                                         ------------------------------------------
           MISCELLANEOUS-0.6%

    5,000              -         5,000 UNIV. OF CAL. REGENTS                     4/23/97     4,942               -            4,942
    5,000              -         5,000 UNIV. OF CAL. REGENTS                     4/24/97     5,908               -            5,908
    5,000              -         5,000 UNIV. OF CAL. REGENTS                     6/19/97     4,984               -            4,984
    5,000              -         5,000 UNIV. OF CAL. REGENTS                     7/2/97      4,982               -            4,982
    6,000              -         6,000 UNIV. OF CAL. REGENTS                     7/10/97     4,931               -            4,931
                                                                                         ------------------------------------------
                                       TOTAL MISCELLANEOUS                                  25,747               -           25,747
                                                                                         ------------------------------------------
           OFFICE EQUIPMENT AND SERVICES-0.5%

    5,000              -         5,000 MCGRAW-HILL                               8/11/97     4,901               -            4,901
    5,000              -         5,000 PITNEY BOWES                              6/18/97     5,792               -            5,792
    5,870              -         5,870 PITNEY BOWES                              7/1/97      4,886               -            4,886
    5,000              -         5,000 PITNEY BOWES                              8/26/97     4,942               -            4,942
                                                                                         ------------------------------------------
                                       TOTAL OFFICE EQUIPMENT
                                       AND SERVICES                                         20,521               -           20,521
                                                                                         ------------------------------------------
           PHARMACEUTICALS-0.4%

    5,000              -         5,000 WARNER-LAMBERT                            5/9/97      4,967               -            4,967
    5,000              -         5,000 WARNER-LAMBERT                            5/15/97     4,972               -            4,972
    5,000              -         5,000 WARNER-LAMBERT                            6/6/97      4,951               -            4,951
                                                                                         ------------------------------------------
                                       TOTAL PHARMACEUTICALS                                14,890               -           14,890
                                                                                         ------------------------------------------
           PRINTING AND PUBLISHING-0.5%

    5,000              -         5,000 DONNELLEY & SONS                          5/12/97     4,970               -            4,970
    5,000              -         5,000 MC-GRAW HILL                              5/20/97     5,907               -            5,907
    6,000              -         6,000 MC-GRAW HILL                              7/11/97     4,964               -            4,964
    5,000              -         5,000 MC-GRAW HILL                              8/6/97      4,905               -            4,905
                                                                                         ------------------------------------------
                                       TOTAL PRINTING AND PUBLISHING                        20,746               -           20,746
                                                                                         ------------------------------------------
           RETAIL FUNDING CORPORATIONS-7.9%

        -          8,754         8,754 CREDIT CARD SECUR.                        4/2/97          -           8,753            8,753
        -         15,047        15,047 CREDIT CARD SECUR.                        4/1/97          -          15,047           15,047
        -          8,568         8,568 ENTERPRISE FUNDING                        4/11/97         -           8,555            8,555
        -         18,332        18,332 ENTERPRISE FUNDING                        5/7/97          -          18,234           18,234
        -          8,142         8,142 ENTERPRISE FUNDING                        4/28/97         -           8,109            8,109
        -         24,892        24,892 ENTERPRISE FUNDING                        4/18/97         -          24,829           24,829
        -         13,067        13,067 ENTERPRISE FUNDING                        4/7/97          -          13,055           13,055
        -         14,146        14,146 ENTERPRISE FUNDING                        4/15/97         -          14,117           14,117
        -         11,609        11,609 ENTERPRISE FUNDING                        4/3/97          -          11,606           11,606
        -         25,919        25,919 ENTERPRISE FUNDING                        4/4/97          -          25,908           25,908
        -         35,000        35,000 ENTERPRISE FUNDING                        4/28/97         -          34,861           34,861
        -         20,000        20,000 ENTERPRISE FUNDING                        5/5/97          -          19,899           19,899
        -         27,177        27,177 FIRST DEPOSIT MASTER                      5/6/97          -          27,035           27,035

                See accompanying notes to financial statements.

                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

           RETAIL FUNDING CORPORATIONS (CONTINUED)

        -         10,000        10,000 FIRST DEPOSIT MASTER                      4/17/97  $      -  $        9,976  $         9,976
        -         16,000        16,000 FIRST DEPOSIT MASTER                      4/16/97         -          15,964           15,964
        -         25,000        25,000 FIRST DEPOSIT MASTER                      5/13/97         -          24,844           24,844
        -         25,000        25,000 FIRST DEPOSIT MASTER                      4/30/97         -          24,892           24,892
        -         15,000        15,000 FIRST DEPOSIT MASTER                      4/9/97          -          14,982           14,982
        -         10,000        10,000 FIRST DEPOSIT MASTER                      4/8/97          -           9,990            9,990
                                                                                         ------------------------------------------
                                       TOTAL RETAIL FUNDING
                                       CORPORATIONS                                              -         330,656          330,656
                                                                                         ------------------------------------------
           SECURITY BROKERS AND DEALERS-0.6%

    5,000              -         5,000 MERRILL LYNCH                             4/14/97     5,896               -            5,896
    5,000              -         5,000 MERRILL LYNCH                             4/23/97     4,990               -            4,990
    5,000              -         5,000 MERRILL LYNCH                             7/18/97     4,984               -            4,984
    6,000              -         6,000 MERRILL LYNCH                             7/24/97     4,919               -            4,919
    5,000              -         5,000 MERRILL LYNCH                             7/29/97     4,911               -            4,911
                                                                                         ------------------------------------------
                                       TOTAL SECURITY BROKERS
                                       AND DEALER                                           25,700               -           25,700
                                                                                         ------------------------------------------
 TRANSPORTATION AND SHIPPING-0.2%

    5,000              -         5,000 NORFOLK SOUTHERN                          5/12/97     4,970               -            4,970
    5,000              -         5,000 NORFOLK SOUTHERN                          5/29/97     4,957               -            4,957
                                                                                         ------------------------------------------

                                            TOTAL TRANSPORTATION AND SHIPPING                9,927               -            9,927
                                                                                         ------------------------------------------
 TELECOMMUNICATIONS-0.5%

    5,000              -         5,000 AT&T CORP.                                8/14/97     4,899               -            4,899
    5,000              -         5,000 LUCENT TECHNOLOGIES                       5/16/97     4,967               -            4,967
    5,000              -         5,000 LUCENT TECHNOLOGIES                       5/23/97     4,939               -            4,939
    5,000              -         5,000 LUCENT TECHNOLOGIES                       6/25/97     4,962               -            4,962
                                                                                         ------------------------------------------
                                       TOTAL TELECOMMUNICATIONS                             19,767               -           19,767
                                                                                         ------------------------------------------

                                       TOTAL COMMERCIAL PAPER                              546,127       1,817,875        2,364,002
                                                                                         ------------------------------------------
 CORPORATE OBLIGATIONS-27.5%

           BROKERAGE-8.4%

        -        105,000       105,000 BANKERS TRUST 144A                        04/01/97*       -         105,000          105,000
        -             50            50 BEAR STEARNS CO                           04/07/97*       -          50,000           50,000
        -         75,000        75,000 MORGAN STANLEY                            04/15/97*       -          75,000           75,000
        -         25,000        25,000 STRCTD ENHNCD MERL                        04/18/97*       -          25,000           25,000
        -         10,000        10,000 STRCTD ENHNCD MERL                        04/18/97*       -          10,000           10,000
        -         84,741        84,741 WFP TOWER B FIN CORP                      04/08/97*       -          84,730           84,730
                                                                                         ------------------------------------------
                                            TOTAL BROKERAGE                                      -         349,730          349,730
                                                                                         ------------------------------------------
      DIVERSIFIED FINANCE-2.7%

        -          9,000         9,000 AMERICAN GENERAL FINANCE                  5/15/97         -           9,011            9,011
        -         11,500        11,500 AMERICAN GENERAL FINANCE                  1/15/98         -          11,722           11,722
        -          5,000         5,000 ASSOCIATES CORP MTN                       4/29/97         -           5,006            5,006
        -          5,000         5,000 ASSOCIATES CORP MTN                       6/15/97         -           5,030            5,030
        -          5,160         5,160 FORD MOTOR CREDIT                         6/10/97         -           5,193            5,193
        -          8,000         8,000 FORD MOTOR CREDIT                         4/29/97         -           8,011            8,011
    3,000              -         3,000 GENERAL ELECTRIC VRN                      4/7/97      3,000               -            3,000
        -          7,000         7,000 HOUSEHOLD FINANCE MTN                     4/25/97         -           7,003            7,003
        -         10,850        10,850 INT'L LEASE FINANCE MTN                   2/13/98         -          10,844           10,844
        -          9,000         9,000 INT'L LEASE FINANCE MTN                   6/2/97          -           8,990            8,990
        -         15,000        15,000 INT'L LEASE FINANCE MTN                   7/3/97          -          14,997           14,997
        -          6,600         6,600 INT'L LEASE FINANCE MTN                   6/9/97          -           6,597            6,597
        -          6,000         6,000 INT'L LEASE FINANCE MTN                   7/15/97         -           6,011            6,011
   11,000              -        11,000 PACCAR LEASING VRN                        4/19/97    11,000               -           11,000
                                                                                         ------------------------------------------
                                       TOTAL DIVERSIFIED FINANCE                            14,000          98,415          112,415
                                                                                         ------------------------------------------
            DOMESTIC BANK-2.9%

        -         12,410        12,410 BANKAMERICA CORP 6.00%                    7/15/97         -          12,416           12,416
        -        110,000       110,000 SMM TRUST 1996-D                          4/28/97*        -         110,000          110,000
                                                                                         ------------------------------------------
                                       TOTAL DOMESTIC BANK                                       -         122,416          122,416
                                                                                         ------------------------------------------
               See accompanying notes to financial statements.

                    Par                                                                                 Value
                    ---                                                                                 -----

    Money          Prime        Pro Forma                                                   Money        Prime         Pro Forma
    Market      Obligations     Combined                                                    Market    Obligations       Combined
    (000)          (000)          (000)                      Security           Maturity    (000)        (000)           (000)
    -----          -----          -----                      --------           --------    -----        -----           -----

           FOREIGN BANK-2.4%

        -        100,000       100,000 STRUCTURED PRODUCTS ASSET RTN             4/03/97* $      -  $      100,000  $       100,000
                                                                                         ------------------------------------------
           FOREIGN FUNDING CORPORATONS-4.0%

        -         30,000        30,000 BETA FINANCE                              4/01/97*        -          30,040           30,040
        -         20,000        20,000 BETA FINANCE                              5/16/97         -          20,000           20,000
        -         65,000        65,000 BETA FINANCE                              6/10/97         -          65,000           65,000
        -         50,000        50,000 SALTS III CAYMAN IS.                      7/23/97         -          50,000           50,000
                                                                                         ------------------------------------------
                                       TOTAL FOREIGN FUNDING CORPORATIONS                        -         165,040          165,040
                                                                                         ------------------------------------------
           INSURANCE-7.1%

        -         75,000        75,000 ANCHOR NATIONAL LIFE                      4/01/97*        -          75,000           75,000
    3,000        125,000       128,000 COMMONWEALTH LIFE                         4/01/97*    3,000         125,000          128,000
    7,000              -         7,000 GEN. AM. LIFE FA                          4/01/97*    7,000               -            7,000
   10,000         75,000        85,000 SUN LIFE INSURANCE                        4/01/97*   10,000          75,000           85,000
                                                                                         ------------------------------------------
                                       TOTAL INSURANCE                                      20,000         275,000          295,000
                                                                                         ------------------------------------------
                                       TOTAL CORPORATE OBLIGATIONS                          34,000       1,110,601        1,144,601
                                                                                         ------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS-4.0%

        -         70,455        70,455 EXPORT -IMPORT BANK                       4/01/97*        -          70,445           70,445
        -         36,163        36,163 KA LEASING                                4/01/97*        -          36,163           36,163
        -         38,400        38,400 SLMA FLOATER                              4/01/97*        -          38,161           38,161
        -         11,150        11,150 SLMA FLTR (Q20) TUE                       4/01/97*        -          11,147           11,147
        -         10,000        10,000 SLMA FLTR (Q21) TUE                       4/01/97*        -           9,998            9,998
        -          1,250         1,250 U.S. AGENCY FOR INT'L DEV                 4/01/97*        -           1,248            1,248
                                                                                        ------------------------------------------
                                       TOTAL U.S GOVERNMENT AGENCY
                                         OBLIGATIONS                                             -         167,162          167,162
                                                                                         ------------------------------------------

 CERTIFICATES OF DEPOSIT-2.9%

        -         20,000        20,000 MERCANTILE SAFE DEP.                      04/01/97*       -          20,000           20,000
        -         20,000        20,000 MERCANTILE SAFE DEP.                      04/01/97*       -          20,000           20,000
        -          5,640         5,640 MERCANTILE SAFE DEP.                      08/21/97*       -           5,604            5,604
        -         25,000        25,000 SOCIETE GENERALE INSTL                    1/13/98         -          24,996           24,996
        -         50,000        50,000 WILMINGTON DELAWARE                       1/7/98          -          49,972           49,972
                                                                                         ------------------------------------------
                                       TOTAL CERTIFICATES OF DEPOSIT                             -         120,572          120,572
                                                                                         ------------------------------------------

 ASSET-BACKED SECURITIES-2.6%

        -        111,500        111,500 CARCO AUTO LOAN MASTER TRUST             04/15/97*       -         111,500          111,500
                                                                                         ------------------------------------------

 LOAN PARTICIPATION CERTIFICATES-1.2%

        -         50,000         50,000 BARCLAY'S BANK LP                        5/23/97         -          50,000           50,000
                                                                                         ------------------------------------------

 REPURCHASE AGREEMENTS-4.9%

        -         27,296         27,296 SALOMON BROTHERS                         4/1/97          -          27,296           27,296
        -        177,299        177,299 LEHMAN BROTHERS                          4/1/97          -         177,299          177,299
                                                                                         ------------------------------------------
                                        TOTAL REPURCHASE AGREEMENTS                              -         204,595          204,595
                                                                                         ------------------------------------------

                                        TOTAL INVESTMENTS (Cost $580,127,
                                        $3,582,305 and $4,162,432, respectively)          $580,127  $    3,582,305  $     4,162,432
                                                                                         ==========================================

                              * Date shown is next reset date.

                See accompanying notes to financial statements.